UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

BOXABL INC.

(Name of Registrant As Specified In Its Charter)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BOXABL Inc.

5345 E. N. Belt Road

North Las Vegas, NV 89115

NOTICE OF ACTION

TAKEN BY WRITTEN

CONSENT OF

STOCKHOLDERS

August XX, 2024

Dear Stockholders:

This Notice and the enclosed Information Statement are being furnished by the Board of Directors (the “Board”) of BOXABL Inc., a Nevada corporation (“BOXABL” or the “Company”), to holders of record of the Company’s common stock, $0.00001 par value (the “Common Stock”). Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) , the purpose of this Information Statement is to inform those holders of the Company’s Common Stock (the “Common Stockholders”), which have all voting rights of the Company, that the Board’s Nominating and Corporate Governance Committee nominated for re-election each of the current members of the Board , which was followed by a vote of the holders of record of the Common Stock as of May 1, 2024 (the “Record Date for the Reelection of Directors”), which was undertaken by Paolo Tiramani, Galiano Tiramani, the Paolo Tiramani 2020 Family Gift Trust, and the Galiano Tiramani 2020 Family Gift Trust, who together own more than 60% of the Company’s voting power (the “Consenting Stockholders”), by written consent on May 1, 2024, to:

(1) Re-elect the current members of the Board of Directors (the “Board”);

Additionally, the Board recommended and approved the following proposals, which were subject to approval by the Consenting Stockholders under the terms of the Company’s Fourth Amended and Restated Stockholders Agreement:

(2) Subject to the approval of Marcum LLP (“Marcum”) by the Consenting Stockholders, which was received on August 1, 2024, the Company’s Audit Committee initially approved the selection of Marcum as the Company’s new independent public accounting firm on July 11, 2024, to audit the Company’s financial statements for the fiscal year ended December 31, 2024;

(3) Amend and restate the Company’s Articles of Incorporation (as amended and restated, the “Sixth Amended and Restated Articles of Incorporation” or “6th A&R Articles”), as approved by the Board on July 2, 2024, to authorize additional shares of Common Stock and Preferred Stock, $0.00001 par value (the “Preferred Stock”, and together with the Common Stock, the “Capital Stock”), such that the Company will have 32,200,000,000 shares of Capital Stock comprised of:

(a) 17,800,000,000 shares of Common Stock, par value $0.00001;

(b) 14,400,000,000 shares of Preferred Stock, par value $0.00001; and

to amend certain other provisions, including those pertaining to the liability of officers and the advancement of expenses incurred by directors and officers in defending a civil or criminal action, suit or proceeding;

(4) Amend the 2021 Stock Incentive Plan (the “Amended 2021 Stock Incentive Plan” or the “Plan”), as approved by the Board on July 2, 2024, and August 9, 2024, for the purpose of adding 550,000,000 shares of Common Stock available to be issued under the Plan in the form of certain award agreements, and to amend certain other provisions as explained below in Item 4; and

(5) Amend the Fourth Amended and Restated Stockholders Agreement (the current agreement, the “4th A&R Stockholders Agreement” and, as amended and restated, the “Fifth Amended and Restated Stockholders Agreement”), as approved by the Board on July 2, 2024, and August 9, 2024, to remove provisions requiring supermajority stockholder approval prior to engaging in certain actions and to allow termination of the Stockholders Agreement by the approval of stockholders holding at least 60% of the issued and outstanding shares of voting stock of the Company (all of the foregoing actions, together, the “Corporate Actions”).

With respect to the Corporate Actions, the Consenting Stockholders signed a written consent (together with the written consent signed by the Consenting Stockholders on May 1, 2024, the “Written Consents”) on August 12, 2024 (the “Corporate Actions Record Date,” and together with the Record Date for the Reelection of Directors, the “Record Dates”). As of the close of business on each of the Record Dates, the Company had 3,000,000,000 issued and outstanding shares of Common Stock, excluding any shares that may be issued under currently issued and outstanding options, restricted stock units, warrants, or under the Amended and Restated Stock Incentive Plan. As of each Record Date, the Consenting Stockholders beneficially owned approximately 99.77% of the Company’s Common Stock.

The Written Consents constitute the only Stockholder approvals required to elect the members of the Board and to approve the Corporate Actions under the Nevada Revised Statutes (“NRS”), the Company’s Fifth Amended and Restated Articles of Incorporation, the Company’s Bylaws, and the Company’s Fourth Amended and Restated Stockholders Agreement. The Board is not soliciting your proxy or consent in connection with the election of directors or the above corporate actions, and no proxies or other consents have been or will be requested from any other Stockholders.

In accordance with Rule 14c-2 of the Exchange Act, the election of directors and Corporate Actions described herein will become effective no earlier than the 40th calendar day after the Notice of Internet Availability of Information Statement is first made available to holders of our Common Stock on [DATE], 2024. The Notice of Internet Availability of Information Statement is being distributed and made available on or about [DATE], 2024, to holders of record of the Company’s Common Stock as of May 1, 2024, the record date for the election of directors, and August 12, 2024, the record date for the Corporate Actions.

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The full text of the Information Statement will also be made available on our website at https://www.BOXABL.com/sec-info-statements/. If you want to receive an electronic copy of the Information Statement via e-mail, you must request one. You may request a copy by mailing the Company at BOXABL Inc., Attention: Investor Relations Manager, 5345 E. N. Belt Road, North Las Vegas, NV 89115, by calling 1 (702) 500-9000, or by e-mail to invest@BOXABL.com. The entire cost of furnishing the Information Statement will be borne by the Company.

No action is required by you. The accompanying Information Statement is furnished to inform our Stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being first made available to you on or about [DATE], 2024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDERS HAVE VOTED TO APPROVE EACH OF THE CORPORATE ACTS IDENTIFIED IN THE ABOVE NOTICE.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT: THE INFORMATION STATEMENT IS AVAILABLE AT HTTPS://WWW.BOXABL.COM/SEC-INFO-STATEMENTS/.

By Order of the Board of Directors

/s/ Paolo Tiramani
Paolo Tiramani
CEO

North Las Vegas, Nevada

[DATE], 2024

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BOXABL Inc.

5345 E. N. Belt Road

North Las Vegas, NV 89115

INFORMATION STATEMENT PURSUANT

TO SECTION 14(C) OF THE SECURITIES

EXCHANGE ACT OF 1934 AND

REGULATION 14C PROMULGATED

THEREUNDER

INTRODUCTORY STATEMENT

BOXABL Inc. (“BOXABL” or the “Company”) is a Nevada corporation with principal executive offices located at 5345 E. N. Belt Road, North Las Vegas, Nevada 89115. The telephone number is (702) 500-9000.

The Board’s Nominating and Corporate Governance Committee nominated for re-election each of the current members of the Board  on May 1, 2024, which was followed by a vote of the holders of record of the Common Stock as of May 1, 2024 (the “Record Date for the Reelection of Directors”), which was undertaken by Paolo Tiramani, Galiano Tiramani, the Paolo Tiramani 2020 Family Gift Trust, and the Galiano Tiramani 2020 Family Gift Trust, who together own more than 60% of the Company’s voting power (the “Consenting Stockholders”), by written consent on May 1, 2024 (the “Written Consent to Re-election”), to:

(1) Re-elect the current members of the Board of Directors (the “Board”).

Additionally, the Board recommended and approved the following proposals, which were subject to approval by the Consenting Stockholders under the terms of the Company’s Fourth Amended and Restated Stockholders Agreement:

(2) Subject to the approval of Marcum LLP (“Marcum”) by the Consenting Stockholders, which was received on August 1, 2024, the Company’s Audit Committee initially approved the selection of Marcum as the Company’s new independent public accounting firm on July 11, 2024, to audit the Company’s financial statements for the fiscal year ended December 31, 2024;

(3) Amend and restate the Company’s Articles of Incorporation (as amended and restated, the “Sixth Amended and Restated Articles of Incorporation” or “6th A&R Articles”), as approved by the Board on July 2, 2024, to authorize additional shares of Common Stock and Preferred Stock, $0.00001 par value (the “Preferred Stock” and together with the Common Stock, the “Capital Stock”) such that the Company will have 32,200,000,000 shares of Capital Stock comprised of:

(a) 17,800,000,000 shares of Common Stock, par value $0.00001;

(b) 14,400,000,000 shares of Preferred Stock, par value $0.00001; and

to amend certain other provisions, including pertaining to the liability of officers and the advancement of expenses incurred by directors and officers in defending a civil or criminal action, suit or proceeding;

(4) Amend the 2021 Stock Incentive Plan (the “Amended 2021 Stock Incentive Plan” or the “Plan”), as approved by the Board on July 2, 2024, and August 9, 2024, for the purpose of adding 550,000,000 shares of Common Stock available to be issued under the Plan in the form of certain award agreements, and to amend certain other provisions as explained below in Item 4; and

(5) Amend the Fourth Amended and Restated Stockholders Agreement (the current agreement, the “4th A&R Stockholders Agreement” and, as amended and restated, the “Fifth Amended and Restated Stockholders Agreement”), as approved by the Board on July 2, 2024, and August 9, 2024, to remove provisions requiring 60% stockholder approval prior to engaging in certain actions and to allow termination of the Stockholders Agreement with 60% stockholder approval (all of the foregoing actions, together, the “Corporate Actions”)

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With respect to the Corporate Actions, the Consenting Stockholders signed a written consent (together with the Written Consent to Re-Election, the “Written Consents”) on August 12, 2024 (the “Corporate Actions Record Date,” together with the Record Date for the Reelection of Directors, the “Record Dates”). As of the close of business on each of the Record Dates, the Company had 3,000,000,000 issued and outstanding shares of Common Stock, excluding any shares that may be issued under currently issued and outstanding options, restricted stock units, warrants, or under the Amended and Restated Stock Incentive Plan. As of each Record Date, the Consenting Stockholders beneficially owned approximately 99.77% of the Company’s Common Stock.

The Written Consents constitute the only Stockholder approval required to elect the members of the Board and to approve the Corporate Actions under the NRS, the Company’s Fifth Amended and Restated Articles of Incorporation, the Company’s Bylaws, and the Company’s Fourth Amended and Restated Stockholders Agreement. The Board is not soliciting your proxy or consent in connection with the election of directors or the above corporate actions, and no proxies or other consents have been or will be requested from any other Stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

Copies of this Information Statement are expected to be made available on or about [DATE], 2024, to the holders of record on the Record Date of our outstanding Common Stock. This Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock held of record and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

CONSENTING STOCKHOLDER VOTES RECEIVED

Pursuant to the Company’s Fifth Amended and Restated Articles of Incorporation, holders of the Company’s Common Stock are entitled to one vote per share of Common Stock.

NRS 78.315(2) and 78.320(2) and Article II, Section 2.11 of the Bylaws provide that Stockholders of the Company may act by written consent without a meeting and without prior notice if a consent or consents in writing, setting forth the actions to be taken, are signed by Stockholders holding a number of outstanding shares representing at least a majority of the voting power or such greater proportion of voting power required for such action at a meeting.

The Consenting Stockholders signed the Written Consent for the election of directors on May 1, 2024 (the “Election of Directors Record Date”). With respect to the Corporate Actions, the Consenting Stockholders signed a written consent on August 12, 2024 (the “Corporate Actions Record Date,” and together with the Election of Directors Record Date, the “Record Dates”).

As of the close of business on each of the Record Dates, the Company had 3,000,000,000 issued and outstanding shares of Common Stock excluding any shares that may be issued under currently issued and outstanding options, restricted stock units, warrants, or under the Amended and Restated Stock Incentive Plan.

As of the close of business on each of the Record Dates, the Consenting Stockholders together owned 2,993,145,400 shares of the Company’s Common Stock and representing approximately 99.8% of the voting power of the voting securities of the Company.

Receipt of the Written Consents from the Consenting Stockholders on May 1, 2024, and August 12, 2024, representing 2,993,145,400 votes, which constitutes at least a majority of the outstanding voting power of the Stockholders as required by NRS 78.320(2), and more than 60% of the voting power of the outstanding shares of Common Stock of the Company as required by Section 2.02 of the Company’s Fourth Amended and Restated Stockholders Agreement.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

Except as otherwise disclosed in this Information Statement, no officer, director or director nominee of the Company has any substantial interest in the matters acted upon, other than his role as an officer, director or stockholder of the Company. No director of the Company informed the Company that such director opposed any of the actions as set forth in this Information Statement.

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ITEM 1

ELECTION OF DIRECTORS

In accordance with Section 3.2 of the Company’s Bylaws, the Board may establish the authorized number of directors from time to time by resolution. The current authorized number of directors is seven. On May 1, 2024, the Consenting Stockholders re-elected the entire Board to serve until the next annual meeting of stockholders, or action by written consent in lieu of a meeting of stockholders, or until his, her or their successors have been elected and qualified, or until his, her or their earlier death, resignation, or removal.

When considering whether directors have the experience, qualifications, attributes, or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth in the subsequent pages. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

As discussed below, the Board has determined that five of the directors are independent within the meaning of SEC and Nasdaq rules. The independent members of the Board commit to regularly reviewing Board composition and potential additions while striving to maintain and grow a diverse and broad skill set that complements the business. The Board believes these directors have provided valuable experience and insight. Although the Board does not have a formal policy specifying how the diversity of background and personal experience should be applied in identifying or evaluating director candidates , the Board believes that a Board made up of highly qualified individuals with diverse backgrounds is important to the long-term success of our business through the promotion of better corporate governance, performance, effective decision-making, and strategic planning. The Board does not assign a specific weight to the various factors it considers in evaluating potential new candidates to the Board and no particular criteria are necessarily applicable to all prospective nominees. In the evaluation of potential new candidates, the Board considers each candidate’s qualifications in light of the then-current mix of Board attributes.

The table below identifies our current directors, who have been re-elected by the Consenting Stockholders.

Table of Directors
Paolo Tiramani	Director	64	Since June 2020
Galiano Tiramani	Director	36	Since June 2020
David R. Cooper II*	Director	53	Since June 2023
Veronica Nkwodimmah Stanaway*	Director	54	Since June 2023
Gregory F. Ugalde*	Director	63	Since June 2023
Christopher J. Valasek*	Director	42	Since June 2023
Zvi Yemini*	Director	73	Since June 2023

* Independent Director

Directors’ Biographies

Paolo Tiramani, Founder and Chief Executive Officer, Director

An industrial designer and mechanical engineer, Paolo has over 150 patent filings which have generated more than $1 billion in retail sales. Paolo founded BOXABL in 2017 and has funded BOXABL to date through his intellectual property investment company 500 Group Inc., which has been in operation since 1986. Paolo also founded Supercar System in 2014. Paolo moved operations to Las Vegas, Nevada five years ago for its strategic location, business and tax climate to develop the BOXABL project into an operating company. Paolo and Galiano Tiramani are father and son.

Galiano Tiramani, Founder and Chief Marketing Officer, Director

Galiano is a serial entrepreneur who has founded several successful startups. Notably, a cryptocurrency exchange and bitcoin ATM network that was founded in 2014 and later sold. He also founded and operated a large green farming and processing facility in Northern California before moving to Las Vegas to pursue BOXABL full time. Galiano holds a bachelor’s degree in business. Paolo and Galiano Tiramani are father and son.

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David R. Cooper II, Director

David is a self-styled “super connector” in the global industrialized construction sector who has built a multimedia highway of case studies featuring industry leaders who drive business forward. He has spent the last four years touring smart cities, net zero master planned communities, manufacturing facilities, skills training academies, job sites and more seeking out emerging building products, technology and advanced building processes across the United States, Europe and the United Kingdom. Since February 2020, David has served as host of Dave Cooper Live, LLC, an online talk show about technology, innovation and evolution of construction business. From November 2010 to October 2020, David was Managing Director at Connecticut Valley Homes, a New England based builder using volumetric modular construction for custom homes and commercial projects. David believes that changes for the greater good of the building manufacturing industry and those working in it will have a significant impact on our environment and people everywhere.

Veronica Nkwodimmah Stanaway, Director

Veronica is a financial professional with a solid track record in accounting, finance, and tax. She is an innovative thinker with strong leadership skills, excellent communication skills and a history of working with all organizational levels to implement change and improve operational performance and company value. Since February 2023, Veronica has served as Interim CFO with Oakcliff Capital Partners LP, an investment management fund that invests in publicly traded securities, where she managed all financial accounts and operations of the fund. Veronica shifted focus to family and social causes beginning in 2014 and has volunteered her time, raising funds, and providing other services with the following organizations: Bronxworks from 2016 to present; Croton PTA, Schools and Community Organizations from September 2019 to present, Harry Chapin Memorial Run Against Hunger volunteer and Board Member from March 2022 to present. Veronica also has depth of leadership experience based on her service as Senior Manager of Financial Services in Ernst & Young’s Bangalore offices between January 2010 and July 2012, during which time she managed a staff of over 250; conducted recruitment, training, yearly budget and staffing projections, review of compensation, and was recognized for “Exceptional Client Service” in her first year of leading the India practice.

Gregory F. Ugalde, Director

Gregory is the President and Chief Legal Officer of T&M Building Co, Inc., based out of Torrington, CT, where he is responsible for company operations related to home building and land development, a role he has held since April 1994. He has specific experience with legal issues associated with home building and the formation of community developments. His prior experience includes founding legal practices associated with all aspects of land use and development. Gregory is also founder and owner of GFU Investments, LLC, a multifaceted builder and developer of minority-owned businesses concentrating on urban development and affordable housing in Connecticut’s cities. In addition to service as Chairman of the National Association of Home Builders (“NAHB”) in 2019, he has served the NAHB in numerous capacities, including NAHB Immediate Past Chairman 2020-2021, NAHB Board of Directors since 2003, Legal Action Committee and Legal Action Network for Development Strategies from 2000 - 2020, Green Building Task Force 2010-2013, and NAHB Budget and Finance Committee Chair and Vice Chair during 2017 chairman and 2014, respectively.

Christopher J. Valasek, Director

Chris currently serves as Senior Director of Product Security at Cruise LLC, an American self-driving car company headquartered in San Francisco, CA, a position he commenced in March 2023. Prior to that, Chris served at Cruise as Director of Product Security between October 2020 and March 2023; Director of Security, Autonomous Vehicle, between July 2020 and October 2020; and Principal Autonomous Vehicle Security Architect/Engineering Manager between August 2017 and July 2020. Chris is best known for his automotive security research, including a critically acclaimed remote attack of a well-known vehicle brand via its “UConnect” media system. He has also publicly demonstrated many security vulnerabilities in various applications, with a particular focus on Microsoft Windows heap exploitation. Mr. Valasek has experience in all aspects of technical security involving information technology. He was adjunct faculty between January 2013 and June 2020 at Carnegie Mellon University in the Heinz College of Information Systems and Public Policy.

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Zvi Yemini, Director

Zvi is an entrepreneur, industrialist, inventor and community activist from Israel, and the founder of The ZAG Industries, Ltd., Hydro Industry and Polymer Logistics. Zvi has experience with many public companies, including as chairperson of TechCare Ltd, a company formerly listed on the New York Stock Exchange, between September 2021 to the present. He also began serving on the board of Skenkar Design College beginning in January 2012, and served as chairperson between September 2014-September 2017, as well as on the board of YMY Industries Ltd. on December 1998. Zvi also served as a director of The Peres Center for Peace from September 2000-September 2017. He also has served on the board of Nanomedic Technology Ltd. since November 2018. He serves as partner and investor to several additional companies that are involved in innovative developments in the fields of medicine, electronics, nanoparticles and ignition.

Involvement in Certain Legal Proceedings

By complying with all requirements of his probation and state law, on August 21, 2023, the Superior Court in the County of Lake agreed to dismiss the convictions and vacated the pleas of Galiano Tiramani’s nolo contendere. The dismissal of the conviction and vacating of the pleas stemmed from a “Nolo Plea” entered on July 10, 2019in the Superior Court of California (County of Lake) resulting in a conviction of a misdemeanor for possession of marijuana for sale under California’s Health and Safety Code Section 11359 (“HS 11359”) by Mr. Tiramani, who currently serves as Chief Marketing Officer and as a Director on the Company’s Board of Directors.

CORPORATE GOVERNANCE

Director Independence and Attendance at Annual Meetings

On June 16, 2023, the Company’s controlling stockholders elected five new and independent members to the Board of Directors (the “Board”), increase the Board membership from two to seven. Between January 1, 2023 and June 16, 2023, the Board held 0 meetings. Between June 16, 2023 and December 31, 2023, the Board held 2 meetings. No director attended fewer than 75% of the aggregate of the total number of Board meetings and committee meetings. The Company does not have a policy pertaining to the attendance of Board members at the Company’s annual meeting of stockholders. Paolo Tiramani and Galiano Tiramani, as controlling stockholders, waived the annual meeting and signed a stockholder consent electing the current members of the Board on May 1, 2023.

The Board is comprised of a majority of independent directors as determined under the listing standards of the Nasdaq Listing Rule 5605(a) – (e). As described in more detail below, our independent directors also serve on the Company’s Audit, Compensation and Nominating and Corporate Governance Committees.

Board Leadership Structure and Roles in Risk Oversight

Currently, the Board does not have a chairman, although Paolo Tiramani, our CEO, also serves as a director. While no single leadership model is right for all companies and at all times, the Board recognizes that, depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, the Board will hold executive sessions in which only independent directors are present.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our Audit Committee’s Charter (see below) gives the Audit Committee the authority to discuss with management risks faced by the Company, including the policies, guidelines and process by which management assesses and manages such risks. Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including those described in our offering statement relating to our offering in reliance on Regulation A under “Risk Factors” (Commission File No. 024-12402). Our management is responsible for the day-to-day management of the risks we face.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Zvi Yemini, Gregory F. Ugalde, and pursuant to the terms of the Fourth Amended and Restated Stockholders Agreement, Paolo Tiramani and Galiano Tiramani. The Nominating and Corporate Governance Committee is responsible for, among other things:

●	Identifying individuals qualified to become directors consistent with criteria approved by the Board and recommend to the Board the qualified candidates for directorships to be filled by the Board or by the stockholders;
●	Overseeing the evaluation of the Board and key management;
●	Developing and recommending to the Board a set of corporate governance principles applicable to the Company;
●	Oversight of the Company’s practices and strategy as it pertains to the following (each of which may be considered an ESG mandate:

○	Workforce health and safety;
○	Human capital management;
○	Energy efficiency and the environmental impact of the Company’s homebuilding process;
○	Home affordability, business ethics and compliance; and
○	Data privacy and protection.

Between June 16, 2023, which is the date on which this Committee was formed, through December 31, 2023, the Nominating and Corporate Governance Committee held 0 meetings. The Nominating and Corporate Governance Committee Charter has been included as Appendix A to this Information Statement. In considering qualified candidates to serve on the Board, the Nominating and Corporate Governance Committee seeks to assemble a Board that brings together a variety of skills derived from high quality business and professional experience.

Due to the structure of the Company’s voting power, the Company does not believe a policy for the consideration of director candidates recommended by stockholders is necessary. Paolo Tiramani holds a supermajority vote based on his 73.79% ownership of Common Stock, and combined with the 27.98% voting power held by Galiano Tiramani, the Tiramanis effectively control 99.77% of the Company’s total voting power. Further, the Fourth Amended and Restated Stockholders Agreement provides for each of the Tiramanis to have the power to appoint one director to the Board, plus one additional mutually agreed upon director, so long as they own any voting Shares. The Tiramanis will continue to have this appointment power under the Fifth Amended and Restated Stockholders Agreement (see Item 5, below).

Compensation Committee

Our Compensation Committee is comprised of David R. Cooper II, Veronica Nkwodimmah Stanaway, Gregory F. Ugalde, Christopher J. Valasek, and Zvi Yemini. The Compensation Committee is responsible for, among other things:

●	Determining corporate goals and objectives relevant to the non-independent directors and other executive officers;
●	Determining the compensation of all executive officers and non-independent directors based upon their performance relative to the established goals and objectives;
●	Monitoring incentive and equity-based compensation plans; and
●	Preparation of any required annual report on executive compensation.

Between June 16, 2023, which is the date on which this Committee was formed, through December 31, 2023, the Compensation Committee held 1 meeting. The Compensation Committee Charter has been included as Appendix B  to this Information Statement. For information regarding executive officer participation in deliberations regarding compensation, see “Compensation and Insider Participation,” below.

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Audit Committee

Our Audit Committee is comprised of David R. Cooper II, Veronica Nkwodimmah Stanaway, and Gregory F. Ugalde. The Audit Committee is responsible for, among other things:

●	Assisting the Board in fulfilling its oversight responsibilities relating to:

○	The integrity of the Company’s consolidated financial statements;
○	The Company’s compliance with legal and regulatory requirements;
○	The qualifications and independence of the Company’s Independent Auditor; and
○	The performance of the Company’s internal audit function and independent auditor; and

●	Preparation of any required annual report of the Audit Committee.

Between June 16, 2023, which is the date on which this Committee was formed, through December 31, 2023, the Audit Committee held 1 meeting. The Audit Committee Charter has been included as Appendix C  to this Information Statement.

Audit Committee Report

This report of the Audit Committee is required by the Securities and Exchange Commission (SEC) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended ( the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The principal purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for appointing and retaining our independent auditor and pre-approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its Charter.

Our management is responsible for the Company’s financial statements and the financial reporting process, including the systems of internal controls, disclosure controls and procedures. Our independent registered public accounting firm for the fiscal year ended December 31, 2023, dbbmckennon, is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report thereon.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2023 with management and with dbbmckennon. The Audit Committee has also discussed with dbbmckennon the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received the written disclosures and the letter from dbbmckennon required by the applicable requirements of the PCAOB regarding dbbmckennon’s communications with the Audit Committee concerning independence, and has discussed with dbbmckennon its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”), that was filed with the SEC.

Members of the Audit Committee at the time of the filing of the 2023 Form 10-K who approved this report:

David R. Cooper II

Veronica Nkwodimmah Stanaway

Gregory F. Ugalde

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Insider Trading Policy and Prohibited Trading Activities

Our executive officers and directors are subject to a company-wide policy that prohibits short sales involving a BOXABL security, trading in derivatives of a BOXABL security, hedging or monetization transactions, including prepaid variable forward contracts, equity swaps, collars or exchange funds, and a prohibition against holding BOXABL securities in a margin account or pledged as collateral for a loan. Our policy has been included as Appendix D to this Information Statement.

Communications with the Board of Directors

The Company’s stockholders or other interested party may contact the Board members individually or as a group by writing to the Director of Client Relations at BOXABL Inc., 5345 E. N. Belt Road, North Las Vegas, NV 89115, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to the Director of Client Relations for forwarding to the Board or specified Board member or members will be forwarded in accordance with the stockholder’s instructions. However, the Director of Client Relations reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials. Information regarding the submission of comments or complaints relating to our accounting, internal accounting controls, or auditing matters can be found on our website at https://www.BOXABL.com/contact-us.

Compensation of Directors

In June 2023, five new, independent directors were elected by the majority stockholders. During the remainder of fiscal year 2024 and through June 2025, we expect our directors to receive the following compensation under the terms of their board participation agreements:

Director Compensation for June 2024 through June 2025

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Paolo Tiramani	$0	$0	$0	$0	$0	$0	$0
Galiano Tiramani	$0	$0	$0	$0	$0	$0	$0
David R. Cooper II	$40,000	$45,714	$0	$0	$0	$0	$85,714
Veronica Nkwodimmah Stanaway	$40,000	$45,714	$0	$0	$0	$0	$85,714
Gregory F. Ugalde	$40,000	$45,714	$0	$0	$0	$0	$85,714
Christopher J. Valasek	$40,000	$45,714	$0	$0	$0	$0	$85,714
Zvi Yemini	$40,000	$45,714	$0	$0	$0	$0	$85,714

(1)	This is an annual fee payable in increments of $10,000 per quarter.

(2)	Represents initial grants of 57,143 Restricted Stock Units (“RSUs”) under the Company’s Amended 2021 Stock Incentive Plan. Vesting occurred upon issuance of the stock grants. Upon the date the RSUs become vested and unrestricted, the Director will receive one (1) underlying share of Common Stock for each RSU. However, the underlying Common Stock shall not be issued, but deferred until the “Distribution Date,” which is defined as the earlier of five (5) business days following the date on which the Grantee ceases to be a Director of the Company or the date of the consummation of a Qualifying Transaction. The portion of any unvested RSUs will be forfeited upon termination of service as a Director to the Company, and such portion shall be cancelled by the Company. Upon termination of service as a Director of the Company by reason of death or disability, the portion of RSUs awarded that is not vested and unrestricted as of that date shall immediately vest and become unrestricted.

Under the terms of the directors’ participation agreements, awards of Restricted Stock Units will be revisited as terms of service mature. Each non-employee director is entitled to reimbursement for reasonable expenses relating to his or her service on the Board and any committee, including travel, meals, and other related expenses.

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Compensation and Insider Participation

From January through June 2023, the Company did not have a compensation committee or any other committee performing equivalent functions of a compensation committee. Paolo Tiramani, our Chief Executive Officer, and Galiano Tiramani, Director of Marketing, each in his capacity as a Director serving on the Board, participated in deliberations of the Board concerning executive officer compensation and were employed by the Company.

Beginning in June 2023, the five new independent directors (see above) elected to the Board commenced serving as members of the Company’s Compensation Committee.

INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

The Board adopted in January 2024, and the Audit Committee administers, a written policy governing conflicts of interest and related party transactions that requires pre-approval of conflicts or related party transactions involving the Company’s executive officers, directors, director nominees, holders of more than 5% of the Company’s voting securities, and immediate family members of each class of specified person covered by this policy (the “Conflicts and Related Party Transactions Policy”), where such transactions involve the Company and an amount in excess of the lesser of $120,000 or 1% of the average of the Company’s total assets as at the fiscal year end for the last two completed fiscal years. The following transactions were approved by the full Board of Directors that were serving at the time of approval.

Intellectual Property License Agreement and Merger of BOXABL with Affiliated Company

On June 16, 2020, and subsequently amended in November 2021, BOXABL entered into an exclusive license agreement with Build IP, a subsidiary of 500 Group, which is controlled by BOXABL’s founder and CEO, Paolo Tiramani. Pursuant to the license agreement, BOXABL will pay a license fee of 1% of the net selling price generated from the sale of its Casitas to Build IP. As of December 31, 2022 and 2021, $110,177 and $19,558 were recorded as royalty expense in BOXABL’s consolidated financial statements accompanying this Offering Statement. On June 15, 2023, the Company engaged in an all-stock statutory merger with 500 Group in which the Company exchanged 37,500,000 shares of its Non-Voting Series A-2 Preferred Stock for 500 Group’s 100 outstanding shares of Common Stock in a transaction valued at $30,000,000. As a result of this merger, 500 Group and Build IP are wholly owned by BOXABL, and their assets, including the intellectual property held by Build IP, are now owned by BOXABL. Accordingly, the license agreement between BOXABL and Build IP is now void. For details, see Exhibit 6.8 to the Offering Statement of which this Offering Circular forms a part.

Supercar System, Inc. Services Agreement

Effective as of January 1, 2023, the Company and Supercar System entered into a services agreement under which the Company will provide, or will cause third parties to provide, employee services in connection with Supercar System’s business. Supercar System will be required to reimburse the Company for the value of the time spent by a BOXABL employee rendering services to Supercar System based on that employee’s wages at the Company and for the fair market value of any goods or materials consumed in the course of performing such services. The Company can decline requests by Supercar System for any good faith reason. Supercar System is controlled by the Company’s CEO, Paolo Tiramani. For more details, see also Exhibit 6.14 filed with the Offering Statement of which this Offering Circular forms a part. As of December 31, 2023, Supercar System does not have any amounts due to BOXABL.

Supercar System, Inc. Lease Agreement

Pursuant to an agreement dated April 12, 2023, but effective as of January 1, 2023, the Company will lease to Supercar System 11,970 square feet located in the Company’s main property located at 5435 E. N. Belt Road, Las Vegas, Nevada for $7,409 per month. The agreement terminates December 31, 2026 unless otherwise amended in writing by the parties, and the Company retains the right to unilaterally terminate the agreement upon thirty days written notice. Supercar System is controlled by the Company’s CEO, Paolo Tiramani. See Exhibit 6.15 filed with the Offering Statement of which this Offering Circular forms a part.

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Consulting Agreement with a Member of the Board of Directors

The Company’s former director, Hamid Firooznia, provided consulting services to the Company during the fiscal year ended December 31, 2022. There was no written agreement for the services provided in 2022. Mr. Firooznia was compensated in the amount of $210,000 for those consulting services.

Provision of Professional Services to our CEO and Majority Stockholder

Pursuant to Paolo Tiramani’s employment agreement, BOXABL occasionally provides professional services to the majority shareholder and CEO for work outside of BOXABL’s core business. The labor cost is invoiced by the Company at a markup and recorded as Other Income. The amount paid to the Company totaled $39,728, and the Company recognized $18,639 as Other Income for the year ended December 31, 2023.

Credit Card Arrangement

At times the Company utilizes credit cards for operational purposes. The credit card was initially established by creating a business account under the Company’s Chief Executive Officer’s credit umbrella for which the structure remains. All amounts on the Company’s credit cards are guaranteed by the Chief Executive Officer. As consideration for the guarantee, all points accumulated on the credit cards are credited to the Chief Executive Officer’s personal credit card account. As of December 31, 2023 and 2022, the balance on the credit card was approximately $125,000 and $88,000, respectively. For details, see Note 9 to the unaudited Consolidated Financial Statements for the nine-month period ended September 30, 2023.

Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange Act), and the rules of the Securities and Exchange Commission (SEC) require our directors, executive officers, and persons who own more than 10% of our Common Stock to file reports of their ownership and changes in ownership with the SEC. Based solely on our review of the reports filed during 2023, we determined that no director, executive officer, or beneficial owner of more than 10% of our Common Stock failed to file a report on a timely basis during 2023.

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ITEM 2

ENGAGEMENT OF NEW INDEPENDENT AUDITOR

Subject to the approval of Marcum LLP (“Marcum”), which approval was received on August 1, 2024, the Company’s Audit Committee initially approved the selection of Marcum as the Company’s new independent public accounting firm on July 11, 2024, to audit the Company’s financial statements for the fiscal year ended December 31, 2024.

During the two most recent fiscal years ended December 31, 2023 and December 31, 2022 and during the subsequent interim period from January 1, 2024 through August 1, 2024, neither the Company nor anyone on its behalf consulted Marcum LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Change of Independent Auditor

On May 15, 2024, dbbmckennon (“DBBM”), the independent registered public accounting firm for BOXABL Inc. (the “Company”) for the preceding five years, submitted a letter of resignation to the Company’s Audit Committee, with such resignation effective as of May 15, 2024. The resignation was approved by the Audit Committee. The reports issued by DBBM on the Company’s consolidated financial statements for the fiscal years ending December 31, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ending December 31, 2023 and 2022, and during the interim period ending May 15, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and DBBM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of DBBM, would have caused DBBM to make reference to the subject matter of the disagreement in their report.

On March 29, 2024, DBBM communicated to the Audit Committee and Management a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) in connection with DBBM’s consolidated financial statement audit for the year ended December 31, 2023. The reportable event consisted of certain material weaknesses in internal controls existed over the valuation of stock-based compensation, as well as disclosure controls over financial reporting under generally accepted accounting principles.

The Company considered DBBM’s assessment of the material weakness and believes that the reportable event resulted from preliminary information that was resolved prior to the issuance of the audit report, and does not constitute a “disagreement” as defined in Item 304(a)(1)(iv) of Regulation S-K. As identified in the Company’s Form 10-K for the year ended December 31, 2023, post-closing adjustments related to stock-based compensation were recorded, and Management was able to conclude that its disclosure controls and procedures were effective for the fiscal year ended December 31, 2023 and three-month period ended March 31, 2024. A copy of DBBM’s letter to the SEC, dated June 3, 2024, stating that it agrees with the Company’s disclosure is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed June 3, 2024.

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Principal Accountant Fees and Services

During the fiscal years ended December 31, 2023 and 2022, the Company paid the following fees to dbbmckennon:

	For the years ended
(In Thousands)	December 31, 2023 (1)	December 31, 2022 (1)
Audit fees (2)	$128,000	$152,580
Audit-related fees (3)	$7,205	$6,522
Tax fees (4)	$-	$8,500
All other fees (5)	$-	$-
Total fees	$135	$169

(1)	The Company engaged dbbmckennon as the Company’s independent accounting firm for the fiscal years ending December 31, 2023 and 2022.

(2)	Audit fees consist of the fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements in our Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(3)	Audit-related fees consist of the fees billed in each of the last two fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit fees.”

(4)	Tax fees comprise fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. These services include tax preparation for fiscal year 2023 and tax preparation for fiscal year 2022.

(5)	All other fees comprise fees for products and services provided by the principal accountant other than those specified in audit, audit-related and tax fees.

Policy for Pre-Approval of Independent Auditor Services

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the specific service or category of service and is generally subject to a specific budget. The independent auditor and management are required to periodically communicate to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

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ITEM 3

SIXTH AMENDMENT AND RESTATEMENT OF

BOXABL INC. ARTICLES OF INCORPORATION

The Board has deemed it advisable and in the best interests of the Company to adopt and approve, and the Consenting Stockholders have consented to the adoption, of the Sixth Amended and Restated Articles of Incorporation (such Sixth Amended and Restated Articles of Incorporation, together with the certificate to accompany the articles that is required by the Nevada Secretary of State, the “Nevada Filing”) to be filed with the Nevada Secretary of State.

As of June 30, 2024, our authorized capital stock consists of 20,000,000,000 shares. Of that amount, 6,600,000,000 shares are designated as Common Stock, $0.00001 par value per share, with 3,000,000,000 outstanding as of February 1, 2024. 13,400,000,000 shares are designated as Non-Voting Preferred Stock, $0.00001 par value per share, and as of June 30, 2024:

●	250,000,000 are designated as Non-Voting Series A Preferred Stock, and 194,422,511 shares are outstanding;
●	1,100,000,000 are designated as Non-Voting Series A-1 Preferred Stock, and 850,604,647 shares are outstanding;
●	2,050,000,000 are designated as Non-Voting Series A-2 Preferred Stock, and 173,955,898* shares are outstanding;
●	8,750,000,000 are designated as Non-Voting Series A-3 Preferred Stock, and 13,682,000* shares are outstanding; and
●	1,250,000,0000 authorized shares of Preferred Stock that remain unclassified.

* Subsequent to June 30, 2024, the Company sold an additional 8,606,000 shares of Non-Voting Series A-3 Preferred Stock in its Regulation A and Regulation D offerings, and an additional 239,000 shares of Non-Voting Series A-2 Preferred Stock through its Canadian offering. For details regarding these offerings, see “Recent Unregistered Sales of Securities.”

Upon the filing of the Nevada Filing as described above (or at such later effective date indicated therein), the Company’s Sixth Amended and Restated Articles of Incorporation will increase the number of authorized shares of Capital Stock to 32,200,000,000 comprised of:

●	An increase of authorized Common Stock from 6,600,000,000 to 17,800,000,000; and
●	An increase of authorized Preferred Stock by 1,000,000,000 to 14,400,000,000.

The number of shares of Preferred Stock designated as Non-Voting Series A, A-1, A-2 and A-3 will not change. However, the Company will have 2,250,000,000 shares of Preferred Stock that remain undesignated. Under Article IV of the Sixth Amended and Restated Articles of Incorporation, the Board has the authority to establish the rights and preferences of additional series of Preferred Stock by filing a Certificate of Designation with the Nevada Secretary of State or by amending the Sixth Amended and Restated Articles of Incorporation. The Company does not currently contemplate offering securities that have not already been designated. Information regarding the Company’s past and current offerings is located in “Recent Unregistered Offerings.”

Other amendments to the Sixth Amended and Restated Articles of Incorporation include amending Article Ninth to extend liability and indemnification protections to the Company’s officers, and Article Tenth to add the advancement of expenses incurred by directors and officers in defending a civil or criminal action, suit or proceeding.

At such time as the Company properly files the Nevada Filing with the Nevada Secretary of State (or at such later effective date indicated therein), the increase in the number of authorized shares of Common Stock and Preferred Stock, will be effective pursuant to NRS 78.390 and 78.403. The earliest effective date of the Sixth Amended and Restated Articles of Incorporation will be forty calendar days after the Company files the Definitive Information Statement and sends to holders of Common Stock as of the Corporate Actions Record Date the Notice of Internet Availability of Information Statement, which will first be made available on [DATE], 2024.

For details regarding the rights and preferences of the Company’s securities, please see “Description of Capital Stock.” The Company’s Sixth Amended and Restated Articles of Incorporation are included in this Information Statement as Appendix E.

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ITEM 4

AMENDMENT TO BOXABL INC. 2021 STOCK INCENTIVE PLAN

The Board has deemed it advisable and in the best interests of the Company, and the Consenting Stockholders have voted by written consent, to amend the Company’s 2021 Stock Incentive Plan to:

(1) Increase the number of shares of Common Stock reserved for issuance under the plan to 550,000,000;

(2) Amend the definition of “Fair Market Value”;

(3) Amend the definition of “Incentive Stock Option” for purposes of clarifying compliance with Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”);

(4) Add the definition of “Insider”;

(5) Amend Section 3.3 relating to Participants residing outside the United States;

(6) Add Section 4.3 and 13.9 requiring compliance with Section 16 of the Securities Exchange Act of 1934, as amended;

(7) Add Section 4.4 requiring Participants to comply with the Company’s Insider Trading Policy;

(8) Amend Section 5.2 to clarify share counting under the Plan for purposes awards settled in cash, shares issued outside of the Plan in substitution for outstanding awards in connection with a business combination, and the discretion of the Board to issue shares under the Plan pursuant to Incentive Stock Options in compliance with Section 422 of the Code;

(7) Amend Section 6.1(a) to clarify the Board’s discretion, as the Plan administrator, in determining the exercise price per share of stock options granted under the Plan in relation to requirements under Section 409A of the Code and any Treasury Regulations and other interpretive guidance issued thereunder (collectively “Section 409A”) and 424(a) of the Code;

(8) Add Section 10.1 giving the Board authority to include a clawback provision in award agreements, and requiring Participants to be bound by, and comply with, such clawback provision or clawback policy (if any) and any demand by the Company to recapture or clawback such award; and

(9) Amend Section 10.7(b) to allow the Company to repurchase from a Participant who was terminated for cause any vested shares at the lesser of (i) the Participant’s original cost, if any, and (ii) the fair market value of such shares as of the date of the Participant’s termination of service and to mandate that unvested shares will be forfeited for no consideration;

(10) Amend the savings clause in Section 13.13 to clarify the Company’s intentions with respect to the treatment of awards granted under the Plan with regard to compliance with or exemption from the requirements of Section 409A and to provide additional savings clause language beneficial to the Board, as the Plan administrator, for purposes of Section 409A; and

(11) Add Sections 13.15, 13.16 and 13.17 to the extent necessary to comply with California securities laws.

Summary of the Amended 2021 Stock Incentive Plan

The 2021 Stock Incentive Plan was initially adopted by the Company’s Board on October 4, 2021, for the purpose of granting awards to the Company’s eligible employees, officers, non-employee directors, and consultants in the form of stock options, stock appreciation rights, restricted stock, restricted stock unit awards, and stock grant awards. As discussed above, the Board approved such changes on July 2, 2024, and August 9, 2024. On August 12, 2024, the Consenting Stockholders voted, to adopt the Amended 2021 Stock Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan, among other items.

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The principal terms of the Plan, as amended, are summarized below. This summary is not a complete description of the Plan, and it is qualified in its entirety by reference to the complete text of the Plan, as amended, and attached to this Information Statement as Appendix F. To the extent of any conflict between this summary and the terms of the Plan, the terms of the Plan will control. Defined terms used in this summary and not defined herein have the meaning set forth in the Plan.

The following shares are available for grant and issuance under the Plan: (i) shares subject to issuance as an award that terminates, expires, or lapses, and (ii) shares tendered or withheld to satisfy the exercise price or tax withholding obligation pursuant to an award. To the extent an award is settled in cash, no shares shall be counted against the shares available for grant under the Plan. To the extent permitted by applicable law, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company shall not be counted against the shares available for grant under the Plan.

Administration

The Board has delegated to the Compensation Committee the authority to administer the Plan (the “Plan Administrator”). The Plan Administrator has the authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interest of the Company, and to make all other determinations necessary for the administration of the Plan to the extent not contrary to the express provisions of the Plan.

Eligibility

Persons eligible to participate in this Plan include employees, non-employee directors of, and consultants    to, the Company, as determined by the Board. To the extent permitted by applicable law, awards may also be granted to prospective employees and non-employee members of the Board, but no portion of any such award shall vest, become exercisable, be issued or become effective prior to the date on which such individual begins providing services to the Company. As of June 30, 2024, 218 employees, including each of our executive officers, 5 non-employee directors, and 37 consultants were eligible to participate in the Plan. The basis for participation in the Plan is the Plan Administrator’s decision, in its sole discretion, that an award to an eligible Participant will further the Plan’s purposes of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the Company’s success by offering them an opportunity to participate in the Company’s future performance through the grant of awards. In exercising its discretion, the Plan Administrator will consider the recommendations of management and the purposes of the Plan.

Definition of Fair Market Value

“Fair Market Value” means the closing price of the shares of Stock on a national securities exchange on which it is principally traded on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares of Stock were traded, as reported by the National Quotation Bureau, Inc. or other national quotation service. If the shares are not traded on a national securities exchange but are traded in the over-the-counter market, fair market value of Stock means the closing “asked” price of the shares in the over-the-counter market on the day on which such value is to be determined or, if such “asked” price is not available, the last sales price on such day or, if no shares of Stock were traded on such day, on the next preceding day on which shares of Stock were traded, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or other national quotation service. If the Stock is traded neither on a national securities exchange nor in the over-the-counter market, the fair market value of Stock shall be determined based upon such factors as the Board shall reasonably deem appropriate, including without limitation prices or values at which the Stock has most recently been issued to third parties or redeemed or purchased from stockholders and the requirements of Section 409A.

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Forms of Awards

The following is a description of the types of awards permitted to be issued under the Plan. As of June 30, 2024, only Stock Options and Restricted Stock Units (“RSUs”) are outstanding under the Plan.

Stock Options

The Plan provides for the grant of Stock Options to Participants at an exercise no less than 100% of the Fair Market Value of one share of Common Stock as of the Grant Date with certain exceptions for Stock Options granted pursuant to assumption or substitution for another option consistent with Section 424(a) of the Code and if in compliance with Section 409A of the Code. The Administrator shall determine when the Stock Option may be exercised in whole or in part, including any performance, vesting or other conditions, provided the term does not exceed ten (10) years from the Grant Date. If the Participant’s employment or service is terminated for cause, all unexercised Stock Options immediately lapse, including any vested Stock Options. Incentive Stock Options (“ISOs”) may only be granted to Participants who are also employees. The exercise price of ISOs shall equal the Fair Market Value of one share of Common Stock as of the Grant Date, and shall lapse upon the earlier of ten (10) years from the Grant Date (unless an earlier time is set in the award agreement) or three (3) months following the effective date of the Participant’s termination of employment. If the employee’s termination is due to disability or death, the ISO will lapse on the earlier of the scheduled expiration date or twelve (12) months after disability or death. If the ISO is granted to a Participant who owns more than 10% of the total combined voting power of all classes of the Company’s securities in which case the exercise price must be no less than 110% or more of the Fair Market Value on the Grant Date, and the term of the ISO cannot exceed five (5) years from the Grant Date.

Stock Appreciation Rights

Stock Appreciation Rights (“SARs”) may be granted to Participants and, unless otherwise determined in the award agreement, will have a base value per share of Common Stock granted pursuant to a SAR equal to the Fair Market Value on the Grant Date. SARs may be settled at such times, and subject to restrictions and conditions, which need not be the same for all Participants; provided that no SAR shall settle later than ten (10) years from the Grant Date. Upon settlement, the Participant shall be entitled to receive payment of an amount determined by multiplying (a) the difference, if any, between the Fair Market Value of one share of Common Stock on the date of settlement and the base value of one share of Common Stock on the Grant Date; and (b) the number of shares of Common Stock with respect to which the SAR is settled. Payment for SARs shall be in cash, shares of Common Stock of equivalent value, or in a combination thereof.

Restricted Stock

Restricted Stock awards may be subject to transfer and other restrictions including, without limitation, continued employment, performance conditions, or limitations on voting and/or dividend rights. Restricted Stock awards will be forfeited if the restrictions imposed on the Grant Date have not expired at the time of termination of employment or service in the case of a non-employee director or consultant.

Restricted Stock Units

Restricted Stock Units (“RSUs”) grant the Participant the right to receive a certain number of shares of Common Stock, a cash payment equal to the Fair Market Value of that number of shares of Common Stock (determined as of a specified date), or a combination thereof, subject to any conditions or restrictions imposed in the award. Except as otherwise specified in the award agreement, an employment agreement or other agreement, RSUs that are still subject to restrictions upon termination of employment or service as non-employee director or consultant shall be forfeited. Payment for vested RSUs shall be made in the manner and at the time designated in the award agreement.

Stock Grant Awards

Stock Grant Awards grant the Participant the right to receive (or purchase at such price as previously determined in the award) a designated number of shares of Common Stock free of any vesting restrictions. The purchase price, if any, shall be payable in cash or other form of consideration. Stock Grant Awards may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation due to the Participant.

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Other Provisions

Awards under the Plan may be subject to clawback by the Company as provided in the award agreement, depending on the type of award, the Participant or classification of the Participant to whom the award is made and other factors as deemed appropriate by the Compensation Committee. The Plan also requires those Participants that have reporting obligations under Section 16 of the Exchange Act to comply with all applicable requirements of that provision. Transfers of awards are subject to restrictions under the Plan, which also prohibits awards from being pledged, encumbered, or hypothecated to any other party than the Company.

Change of Control

In the event of a change of control of the Company, the Board has the authority and discretion, but not the obligation, to that all or part of outstanding awards shall become fully exercisable and all or part the restrictions on outstanding awards shall lapse. Additionally, in the event of a change of control, the Board may (i) cause all outstanding awards to be cancelled and terminated and give the Participants the right to exercise such awards during a specified period of time or (ii) cause all outstanding awards to be cancelled and terminated as of a specified dated in exchange for a payment or right to payment under the terms and conditions in the Change of Control transaction documents.

Repurchase Right

In addition to any other rights the Company has with respect to shares of Common Stock held by a Participant, upon termination of a Participant’s employment or service, the Company has the right, but not the obligation, to repurchase all or any part of the shares of Common Stock issued in connection with the exercise of any award, including those issued after termination of employment or service. In the event that the Company does not exercise its repurchase right, restrictions applicable to the award shall remain in effect.

Upon termination of employment or service for reasons other than for cause, the Company has the right, but not the obligation, to repurchase: (i) any vested shares of Common Stock issued in connection with the exercise of any award at a repurchase price equal to the fair market value of such shares as of the date of the Participant’s termination of service (which fair market value shall be determined by the Board in good faith in its sole discretion); and (ii) any unvested shares shall be forfeited for no consideration or if the Participant had an original cost for such shares, at a repurchase price equal to the lesser of the Participant’s original cost for such shares or the fair market value of such shares as of the date of the Participant’s termination of service.

Upon termination for cause, and regardless when such termination occurs, the Company will have the right, but not the obligation, to repurchase any vested shares of Common Stock issued in connection with, or upon the exercise of, any award at a repurchase price equal to the lesser of: (i) the fair market value of such shares as of the date of the Participant’s termination of service (which fair market value shall be determined by the Board in good faith in its sole discretion); or (ii) the Participant’s original cost, if any, for such shares. Unvested shares of Stock shall be forfeited for no consideration.

Section 409A of the Code

Awards granted under the Plan are intended to the maximum extent possible to satisfy the requirements of an applicable exception to the requirements of section 409A or, in the alternative, to comply with the applicable requirements of Section 409A. The Company does not guarantee any particular tax consequences, outcome or tax liability to any Participant with respect to any awards granted under the Plan. No provision of the Plan or any award agreement shall be interpreted or construed to transfer liabilities or damages as a result of tax liabilities, interest income inclusion, or penalties of a Participant from the Participant to the Company. In the event that the Board determines that an award may violate applicable requirements of Section 409A, the Board also has authority, in its sole discretion, to amend the award, as necessary, so that the award either complies with applicable requirements of Section 409A or satisfies the requirements of an applicable exception thereto.

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Plan Amendments

The Board has the authority to terminate, amend or modify the Plan subject to stockholder approval as required by the Company’s Stockholders Agreement or to the extent required by law, regulation or any stock exchange rule for any exchange on which the Company’s shares are listed. Once the Company’s Fifth Amended and Restated Stockholders Agreement becomes effective, the Plan may be terminated, amended or modified by the Board without stockholders approval unless otherwise required by law, regulation or any stock exchange rule for any exchange on which the Company’s shares are listed. See “Item 5,” below.

In addition, no amendment, modification, or termination of the Plan or any award agreement under the Plan shall in any manner adversely affect any award previously granted without the consent of the holder thereof, provided that, the consent of the holder is not required if the change is required by law or regulation, does not adversely affect in any material way the rights of the holder, or is required to ensure that the award complies with or is exempt from the requirements of Section 409A.

New Plan Benefits

The following awards are anticipated to the made under the BOXABL Inc. Amended 2021 Stock Incentive Plan:

BOXABL INC. AMENDED 2021 STOCK INCENTIVE PLAN

Name and position	Dollar value ($)		Number of units
Martin Noe Costas, Chief Financial Officer and Principal Accounting Officer	$4,190,124	*	5,237,655	**
Executive Officers as Group	$4,190,124		5,237,655
Non-Executive Director Group	$0		0
Non-Executive Officer Employees as Group	$8,743,679		10,928,599

* Value based on $0.80 per share offering price for the Company’s Non-Voting Series A-2 and A-3 Preferred Stock in an offering exclusive to Canadian residents and an exempt offering in reliance on Regulation A, respectively. For additional information, see “Recent Unregistered Sales of Securities.”

** Under the terms of Mr. Costas’ offer letter in connection with him employment as Chief Financial Officer, he was granted 7,142,858 RSUs in October 2023. Due to a shortfall in the number of shares available for grant under the Company’s 2021 Stock Incentive Plan, Mr. Costas effectively received 1,905,203 RSUs and the remaining amount was deemed to be void. The Board will grant him these 5,237,655 RSUs once the Amended 2021 Stock Incentive Plan becomes effective to make him whole.

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Existing Plan Benefits to Named Executive Officers and Others

The following table summarizes the grants made to our named executive officers (as identified under “Executive Compensation”, below), all current executive officers as a group, all current non-executive directors as a group and all current non-executive employees as a group, from the inception of the 2021 Stock Incentive Plan through June 30, 2024.

Name and Position	Stock Options	Stock Appreciation Rights	Restricted Stock	Restricted Stock Units	Stock Grant Awards
Paolo Tiramani, CEO	0	0	0	0	0
Galiano Tiramani, Chief Marketing Officer	0 (1)	0	0	0	0
Martin Noe Costas, Chief Financial Officer	0	0	0	7,142,858	0
All current executive officers (3 persons)	0	0	0	7,142,858	0
All current non-executive directors (5 persons)	0	0	0	230,000	0
All employees, including all officers who are not executive officers (435 persons)	52,076,572	0	0	45,857,214	0

(1) Mr. Tiramani’s spouse was granted 5,633,800 Non-Qualified Stock Options under the Plan that have an exercise price of $0.01 and expire October 4, 2031.

Outstanding Securities Issued under the Plan

The information in the table below was prepared as of fiscal year end December 31, 2023, and reflects the securities previously issued under the Plan, and does not include the shares to be added to the Plan as described above.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	115,736,218	$0.08635	-
Equity compensation plans not approved by security holders	-	$-	-
Total	115,736,218	$0.08635	-

The Company’s Amended 2021 Stock Incentive Plan has been included in this Information Statement as Appendix F.

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ITEM 5

AMENDMENT OF BOXABL INC.

FOURTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

The Board has deemed it advisable and in the best interests of the Company, and the Consenting Stockholders have voted by written consent, to amend the Company’s Fourth Amended and Restated Stockholders Agreement to eliminate the requirement for supermajority stockholder approval for certain actions that traditionally may be undertaken solely by the Board of Directors or a committee of the Board of Directors. The eliminated provisions from Section 2.02 of the Fourth Amended and Restated Stockholders Agreement require the Company to obtain 60% of the affirmative vote of approval from the holders of the Common Stock to:

-	Incur indebtedness or enter into a guarantee, or otherwise becoming responsible for obligations, in excess of $500,000 or in excess of $1,000,000 in the aggregate at any time outstanding;
-	Make a loan, advance, capital contribution or investment in any person in excess of $500,000;
-	Appoint or remove the Company’s auditors or change accounting methods or policies;
-	Enter into or amended certain related party agreements;
-	Enter into or effect any transaction or series of transactions involving the sale, lease, license, exchange, or other disposition of any assets, individually or cumulatively, having a value in excess of $1,000,000 other than sales of inventory in the ordinary course of business;
-	Enter into or amend a material term of an employment agreement with a senior employee, compensation (salary, bonus, deferred compensation) or benefits of a senior employee, equity plans or benefit, severance or similar plans or any annual bonus plan or management equity plan;
-	Settle any lawsuit in excess of $500,000 or agree to the provision of any equitable relief;
-	Elect or remove any officer; and
-	Make an investment in another person in excess of $500,000.

The Fourth Amended and Restated Stockholders Agreement will also be amended to:

(i) Clarify that the spousal consent requirement in Section 5.01(f) applies only to the execution of this Agreement by a new stockholder and not to amendments thereto, and the spousal consent itself will be updated and added as an exhibit to this agreement; and

(ii) Change the termination provision in Section 6.01(e) such that the Agreement terminates upon the affirmative vote or the written consent of stockholders holding at least 60% of the issued and outstanding voting shares instead of upon agreement of all stockholders holding all of the issued and outstanding shares.

Such approval was received through the shares controlled by at least 60% of the voting power of the Company held by the Consenting Stockholders on August 12, 2024. A form of the Fifth Amended and Restated Stockholders Agreement is included as Appendix G.

Additionally, please see important information regarding certain provisions in the Company’s Fourth Amended and Restated Stockholders Agreement that may raise potential conflicts of interest with respect to the Consenting Stockholders and the potential influence they may exert on the Company, its Board and certain other material events involving control over the Company. Those provisions will remain part of the Company’s Fifth Amended and Restated Stockholders Agreement once it becomes effective. For details, see below “Description of Capital Stock – Fourth Amended and Restated Stockholders Agreement – Potential Conflicts of Interest.”

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DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

As of August 12, 2024, our directors, executive officers and significant employees were as follows:

Name	Position	Age	Term in Office	Fulltime with the Company
Executive Officers
Paolo Tiramani	Founder and CEO	64	Since December 2017	Yes
Galiano Tiramani	Chief Marketing Officer	36	Since December 2017	Yes
Martin Noe Costas	Chief Financial Officer	46	Since October 2023	Yes

Directors
Paolo Tiramani	Director	64	Since June 2020
Galiano Tiramani	Director	36	Since June 2020
David R. Cooper II	Director	53	Since June 2023
Veronica Nkwodimmah Stanaway	Director	54	Since June 2023
Gregory F. Ugalde	Director	63	Since June 2023
Christopher J. Valasek	Director	42	Since June 2023
Zvi Yemini	Director	73	Since June 2023

Significant Employees
Kyle Denman	Director of Engineering	30	Since December 2017	Yes

Directors, Officers and Significant Employees

Paolo Tiramani, Founder and Chief Executive Officer, Director

An industrial designer and mechanical engineer, Paolo has over 150 patent filings which have generated more than $1 billion in retail sales. Paolo founded BOXABL in 2017 and has funded BOXABL to date through his intellectual property investment company 500 Group Inc., which has been in operation since 1986. Paolo also founded Supercar System in 2014. Paolo moved operations to Las Vegas, Nevada five years ago for its strategic location, business and tax climate to develop the BOXABL project into an operating company. Paolo and Galiano Tiramani are father and son.

Galiano Tiramani, Founder and Chief Marketing Officer, Director

Galiano is a serial entrepreneur who has founded several successful startups. Notably, a cryptocurrency exchange and bitcoin ATM network that was founded in 2014 and later sold. He also founded and operated a large green farming and processing facility in Northern California before moving to Las Vegas to pursue BOXABL full time. Galiano holds a bachelor’s degree in business. Paolo and Galiano Tiramani are father and son.

Martin Noe Costas, Chief Financial Officer

Martin Costas is a highly accomplished and visionary leader with an exceptional decade-long track record of strategic and operational excellence. With a solid foundation from over 8 years with public accounting with PwC and over 15 years with Fortune 500 companies, Martin has consistently demonstrated his strategic prowess and operational acumen. His most recent position was as CFO with Honeywell Process Solutions, a $4 billion+ global business pioneer in automation control, instrumentation, and services, where he served as CFO from 2022 until October 2023. Prior to this role, he served 3 years (2019 – 2022) as CFO at Nexans Amercable, a global leader in jacketed electrical power, control, and instrumentation cable. From 2017 to 2019 Martin led a Fortune 100 finance transformation as Global Process Owner with Sysco. Prior to that time, he spent over 9 years with SLB (formerly Schlumberger) where he led the finance function of a $6billion+ global Business as the Drilling Solutions Global Controller. Martin has a robust academic foundation, including an MBA from Universität de Barcelona and a bachelor’s degree from Universidad Argentina De La Empresa (UADE), combines academic rigor with practical expertise. His global perspective, fluency in multiple languages, and commitment to excellence continue to make him a trailblazing leader in the business world.

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David R. Cooper II, Director

David is a self-styled “super connector” in the global industrialized construction sector who has built a multimedia highway of case studies featuring industry leaders who drive business forward. He has spent the last four years touring smart cities, net zero master planned communities, manufacturing facilities, skills training academies, job sites and more seeking out emerging building products, technology and advanced building processes across the United States, Europe and the United Kingdom. Since February 2020, David has served as host of Dave Cooper Live, LLC, an online talk show about technology, innovation and evolution of construction business. From November 2010 to October 2020, David was Managing Director at Connecticut Valley Homes, a New England based builder using volumetric modular construction for custom homes and commercial projects. David believes that changes for the greater good of the building manufacturing industry and those working in it will have a significant impact on our environment and people everywhere.

Veronica Nkwodimmah Stanaway, Director

Veronica is a financial professional with a solid track record in accounting, finance, and tax. She is an innovative thinker with strong leadership skills, excellent communication skills and a history of working with all organizational levels to implement change and improve operational performance and company value. Since February 2023, Veronica has served as Interim CFO with Oakcliff Capital Partners LP, an investment management fund that invests in publicly traded securities, where she managed all financial accounts and operations of the fund. Veronica shifted focus to family and social causes beginning in 2014 and has volunteered her time, raising funds, and providing other services with the following organizations: Bronxworks from 2016 to present; Croton PTA, Schools and Community Organizations from September 2019 to present, Harry Chapin Memorial Run Against Hunger volunteer and Board Member from March 2022 to present. Veronica also has depth of leadership experience based on her service as Senior Manager of Financial Services in Ernst & Young’s Bangalore offices between January 2010 and July 2012, during which time she managed a staff of over 250; conducted recruitment, training, yearly budget and staffing projections, review of compensation, and was recognized for “Exceptional Client Service” in her first year of leading the India practice.

Gregory F. Ugalde, Director

Gregory is the President and Chief Legal Officer of T&M Building Co, Inc., based out of Torrington, CT, where he is responsible for company operations related to home building and land development, a role he has held since April 1994. He has specific experience with legal issues associated with home building and the formation of community developments. His prior experience includes founding legal practices associated with all aspects of land use and development. Gregory is also founder and owner of GFU Investments, LLC, a multifaceted builder and developer of minority-owned businesses concentrating on urban development and affordable housing in Connecticut’s cities. In addition to service as Chairman of the National Association of Home Builders (“NAHB”) in 2019, he has served the NAHB in numerous capacities, including NAHB Immediate Past Chairman 2020-2021, NAHB Board of Directors since 2003, Legal Action Committee and Legal Action Network for Development Strategies from 2000 - 2020, Green Building Task Force 2010-2013, and NAHB Budget and Finance Committee Chair and Vice Chair during 2017 chairman and 2014, respectively.

Christopher J. Valasek, Director

Chris currently serves as Senior Director of Product Security at Cruise LLC, an American self-driving car company headquartered in San Francisco, CA, a position he commenced in March 2023. Prior to that, Chris served at Cruise as Director of Product Security between October 2020 and March 2023; Director of Security, Autonomous Vehicle, between July 2020 and October 2020; and Principal Autonomous Vehicle Security Architect/Engineering Manager between August 2017 and July 2020. Chris is best known for his automotive security research, including a critically acclaimed remote attack of a well-known vehicle brand via its “UConnect” media system. He has also publicly demonstrated many security vulnerabilities in various applications, with a particular focus on Microsoft Windows heap exploitation. Mr. Valasek has experience in all aspects of technical security involving information technology. He was adjunct faculty between January 2013 and June 2020 at Carnegie Mellon University in the Heinz College of Information Systems and Public Policy.

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Zvi Yemini, Director

Zvi is an entrepreneur, industrialist, inventor and community activist from Israel, and the founder of The ZAG Industries, Ltd., Hydro Industry and Polymer Logistics. Zvi has experience with many public companies, including as chairperson of TechCare Ltd, a company formerly listed on the New York Stock Exchange, between September 2021 to the present. He also began serving on the board of Skenkar Design College beginning in January 2012, and served as chairperson between September 2014-September 2017, as well as on the board of YMY Industries Ltd. on December 1998. Zvi also served as a director of The Peres Center for Peace from September 2000-September 2017. He also has served on the board of Nanomedic Technology Ltd. since November 2018. He serves as partner and investor to several additional companies that are involved in innovative developments in the fields of medicine, electronics, nanoparticles and ignition.

Kyle Denman, Founder and Senior Engineer

Kyle is the senior engineer spearheading development of the BOXABL technology, and joined BOXABL in 2017 following first working with Paolo at Supercar System, where he started in 2016. A graduate in Mechanical Engineering from Stonybrook University, he holds over 20 civil engineering and automotive mechanical patents. Kyle has been swinging a hammer since he was 12 years old for his family-owned construction company and brings a deep understanding of all field issues with the industry combined with substantial engineering skills.

Involvement in Certain Legal Proceedings

By complying with all requirements of his probation and state law, on August 21, 2023, the Superior Court in the County of Lake agreed to dismiss the convictions and vacated the pleas of Galiano Tiramani’s nolo contendere. The dismissal of the conviction and vacating of the pleas stemmed from a “Nolo Plea” entered on July 10, 2019 in the Superior Court of California (County of Lake) resulting in a conviction of a misdemeanor for possession of marijuana for sale under California’s Health and Safety Code Section 11359 (“HS 11359”) by Mr. Tiramani, who currently serves as Chief Marketing Officer and as a Director on the Company’s Board of Directors.

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EXECUTIVE COMPENSATION

The following discussion and analysis of compensation arrangements should be read with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. The actual compensation programs that we adopt may differ materially from the programs summarized in this discussion.

For the fiscal years ended December 31, 2023, and 2022 the Company compensated our three highest-paid executive officers as follows:

(In Thousands)

Name and principal position	Year		Salary ($)		Bonus ($)	Stock awards ($)		Option awards ($)	Non-equity incentive plan compen- sation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)(1)			Total ($)
Paolo Tiramani,	2023		$595		$298							$0		$893
Chief Executive Officer	2022		$400		386							$0		$785
Galiano Tiramani,	2023		$595		$298							$58	(2)	$951
Chief Marketing Officer	2022		$452		$333							$160	(3)	$945
Martin Noe Costas, Chief Financial Officer	2023	(4)	$81	(4)	$163	$5,714	(5)				$			5,958

(1)	Excludes all amounts paid by the Company to Build IP, LLC as part of its licensing agreement. Build IP, LLC became a subsidiary of BOXABL on June 15, 2023, and the licensing agreement is now void.

(2)	Composed of $49K costs for security equipment and installation for the Director of Marketing and his family to address safety concerns due to specific threats arising directly as a result of his position with the Company, and $9K costs related to use of the Company’s vehicle (see note 3, below).

(3)	Reflects expense related to the cost of the Company’s vehicle, including sales tax.

(4)	Reflects compensation to Mr. Costas during 2023, which employment commenced October 2, 2023. For a complete description of his employment agreement, see Employment Agreements with Key Executives.

(5)	Represents the aggregate grant date fair value of 7,143K Restricted Stock Units (“RSUs”) computed in accordance with FASB ASC Topic 718. This amount does not reflect the actual economic value realized by the named executive officer. For additional information see the table Outstanding Equity Awards at Fiscal Year End (below).

Principal Elements of Compensation

The compensation of the Company’s executive officers comprises of the following major elements: (a) base salary; (b) an annual, discretionary cash bonus; (c) long-term equity incentives, consisting of stock options, restricted stock awards, performance compensation awards and/or other applicable awards granted under the Company’s equity incentive plan (the “Equity Incentive Plan”) and any other equity plan that may be approved by the Board from time to time, and (d) perquisites. These principal elements of compensation are described below.

Base Salaries

Base salary is provided as a fixed source of compensation for our executive officers. Adjustments to base salaries will be reviewed annually and as warranted throughout the year to reflect promotions or other changes in the scope of breadth of an executive officer’s role or responsibilities, as well as to maintain market competitiveness.

Annual Bonuses

Annual bonuses may be awarded based on qualitative and quantitative performance standards and will reward performance of our executive officers individually. The determination of an executive officer’s performance may vary from year to year depending on economic conditions and conditions in the housing industry and may be based on measures such as stock price performance, the meeting of financial targets against budget, the meeting of acquisition objectives and balance sheet performance.

Perquisites

In approving perquisites to our executive officers, the Board considers a number of factors, including the use of the perquisite in connection with the Company’s marketing efforts via social media in addition to the executive officer’s personal use.

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Employment Agreements with Key Executives

Effective January 1, 2023, the Company entered into employment agreements with our CEO, Paolo Tiramani, and Chief Marketing Officer, Galiano Tiramani. Under the terms of the agreements, each will receive an annual base salary of $595K, which may be modified at the discretion of the Board. They will both be eligible for an annual bonus determined in the sole discretion of the Board and based, in part, on the performance of the executive and of the Company during the calendar year. The bonus is not earned until paid, and if terminated prior to payment will not be pro-rated. The agreements also provide for vacation at the discretion of the executive subject to the Company’s demands, reimbursement of business expenses, and use of Company employees for tasks outside the course and scope of that employee’s employment with a provision for reimbursement of the Company at the employee’s current hourly rate. Other benefits include personal security services, including assignment of security personnel, for the executives and their immediate families, and an automobile for the executive’s personal and business use with maintenance, insurance and gas paid for by the Company. The agreements also provide for the executives to field test Company products and product components in their personal homes. The agreements provide for at-will employments and will terminate upon death or upon fourteen days written notice from the Company in the event of disability.

Mr. Costas has an at-will employment agreement under which he receives a salary of $325K per year and a stock grant (subject to vesting period and other terms and conditions described below), and a relocation benefit of $28K. The $5,714K stock grant to Mr. Costas consists of a total of 7,143K Restricted Stock Units (“RSUs”) granted under the Company’s Amended 2021 Stock Incentive Plan. The RSUs will fully vest on October 2, 2026, and, become subject to monetization, upon the first to occur of (i) a time at which the Company tenders for and successfully acquires the RSUs, (ii) the date of the closing of a transaction (or series of transactions) that results in a “change of control” of the Company; or (iii) the first trading day that is on or after the expiration of the “lock up” period after the effective date of the initial underwritten sale of the Company’s equity securities to the public on an established securities market (collectively, a “Qualifying Transaction”). The RSUs will be settled in shares of the Company’s Common Stock and a cash payment made in a single sum within fifteen business days after the closing of a Qualifying Transaction. If Mr. Costas’ employment terminates for any reason prior to a Qualifying Transaction, such termination will result in the immediate cancellation and lapse of the RSUs. In the event of termination for cause after a Qualifying Transaction but prior to payment, he will not be entitled to payment. For details see Exhibits 10.17 and 10.18 to this Annual Report.

Equity Incentive Plan

On October 4, 2021, the Board authorized, and the stockholders approved, the Company’s 2021 Stock Incentive Plan (the “Plan”), which allows for the award of Options to purchase Common Stock, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units (“RSUs”), and Stock Grants. Pursuant to a 10-for-1 stock split in November 2021, the Plan had 150,000K shares available for issuance. During the years ended December 31, 2023 and 2022, the Board had granted 1,357K and 18,307K stock options to purchase shares of Common Stock, respectively, of which 939K vested immediately upon issuance. The remainder vest over periods ranging from 28 to 36 months and expire ten years from the date of grant.

In 2023, the Board granted 54,357K RSUs. No RSUs were granted during fiscal year 2022. As of December 31, 2023, 60,500K RSUs were outstanding. For fiscal year 2022, 17,857K RSUs were outstanding.

The Plan provides continual motivation for our officers, employees, consultants and directors (the “Participants”) to achieve our business and financial objectives and align their interests with the long-term interests of our shareholders. The Plan also provides an incentive to attract, retain and reward certain employees, non-employee directors, and consultants to the Company or an Affiliate. The Plan is administered by the Board of Directors, and awards are made by the Board in its sole discretion.

Stock option grants will have an exercise price equal to the fair market value of the Common Stock on the date of grant and expire ten years from the grant date unless an earlier time is set in the award agreement. The Board also has discretion to set terms for vesting, performance goals or other conditions precedent to the exercise of the stock option. If the Participant’s employment or services is terminated for cause all unexercised stock options immediately lapse even if vested; otherwise, Participants have three months following termination of employment to exercise vested options. Holders of 10% or more of the Company’s combined voting power of all classes of the Company’s securities will have an exercise price not less than 110% of the fair market value on the date of grant and shall be exercisable for no more than five years from the date of grant.

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Outstanding Equity Awards at Fiscal Year-End

Stock Options					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable (1)	Number of securities underlying unexercised options (#) unexercisable (1)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#) (1)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (2)
Paolo Tiramani	-	-	-	-	-	-	-	-		-
Galiano Tiramani	-	-	-	-	-	-	-	-		-
Martin Noe Costas	-	-	-	-	-	-	-	7,143	(3)	$5,714

(1)	All equity awards reported in this table were granted pursuant to the Company’s 2021 Stock Incentive Plan.

(2)	The Company does not have an active trading marketing for its securities. Accordingly, value reported in this column is based on grant date value in accordance with FASB ASC Topic 718.

(3)	Mr. Costas was granted Restricted Stock Units (“RSUs”) on October 2, 2023, which vest on October 2, 2026. After vesting, the RSUs become subject to monetization upon the occurrence of a “Qualifying Transaction,” defined as the first to occur of (i) a time at which the Company tenders for and successfully acquires the RSUs, (ii) the date of the closing of a transaction (or series of transactions) that results in a “change of control” of the Company; or (iii) the first trading that is on or after the expiration of the “lock up” period after the effective date of the initial underwritten sale of the Company’s equity securities to the public on an established securities market. The RSUs will be settled in shares of the Company’s Common Stock and a cash payment made in a single sum within fifteen business days after the closing of a Qualifying Transaction. If Mr. Costas’ employment terminates for any reason prior to a Qualifying Transaction, such termination will result in the immediate cancellation and lapse of the RSUs.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table displays, as of June 30, 2024, the voting securities beneficially owned by (1) any individual director or officer who beneficially owns more than 5% of any class of our capital stock entitled to vote, (2) all executive officers and directors as a group and (3) any other holder who beneficially owns more than 5% of any class of our capital stock entitled to vote:

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Amount and nature of beneficial ownership acquirable	Percent of class
Common Stock	Paolo Tiramani(1)	2,213,755,800 shares of Common Stock (2)	-	73.7919%
Common Stock	Galiano Tiramani(1)	779,389,600 shares of Common Stock (3)(4)	-	25.9797%
Common Stock	Officers and Directors as a Group	2,993,145,400 shares of Common Stock (5)	-	99.7715%

(1) C/O BOXABL INC., 5345 E. No. Belt Rd., North Las Vegas, NV, 89115.

(2) Includes 1,087,800,000 shares of Common Stock owned by the Paolo Tiramani 2020 Family Gift Trust.

(3) Includes 397,800,000 shares of Common Stock owned by the Galiano Tiramani 2020 Family Gift Trust and 2,500,000 shares of Common Stock owned by the Dechomai Asset Trust.

(4) Includes 5,633,800 Non-Qualified Stock Options owned by spouse that are fully vested, have an exercise price of $0.071 and expire October 4, 2031.

(5) Does not include 10,000 shares of Common Stock underlying Restricted Stock Units that vested for each of the five new directors on July 1, 2023, amounting to a total of 50,000 shares of Common Stock. For details regarding vesting terms, see Compensation of Directors and Officers – Compensation of Directors.

DESCRIPTION OF CAPITAL STOCK

The following description summarizes important terms of our capital stock. This summary does not purport to be complete and is qualified in its entirety by the provisions of our Fifth Amended and Restated Articles of Incorporation, our Bylaws and our Fourth Amended and Restated Stockholders Agreement. For a complete description of our capital stock, you should refer to our Fifth Amended and Restated Articles of Incorporation, our Bylaws, our Fourth Amended and Restated Stockholders Agreement, each of which is available as exhibits to our most recent Annual Report on Form 10-K available at www.sec.gov, and applicable provisions of the Nevada Revised Statutes.

As of June 30, 2024, our authorized capital stock consists of 20,000,000,000 shares. Of that amount, 6,600,000,000 shares are designated as Common Stock, $0.00001 par value per share, with 3,000,000,000 outstanding as of June 30, 2024. 13,400,000,000 shares are designated as Non-Voting Preferred Stock, $0.00001 par value per share, and as of June 30, 2024:

●	250,000,000 are designated as Non-Voting Series A Preferred Stock, and 194,422,511 shares are outstanding;
●	1,100,000,000 are designated as Non-Voting Series A-1 Preferred Stock, and 850,604,647 shares are outstanding;
●	2,050,000,000 are designated as Non-Voting Series A-2 Preferred Stock, and 173,955,898 shares are outstanding;
●	8,750,000,000 are designated as Non-Voting Series A-3 Preferred Stock, and 13,682,000 shares are outstanding; and
●	1,250,000,0000 authorized shares of Preferred Stock that remain unclassified.

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Upon the Corporate Actions taking place as described in “Item 3,” above, the Company’s Sixth Amended and Restated Articles of Incorporation will increase the number of authorized shares of Capital Stock to 32,200,000,000 comprised of:

●	An increase of authorized Common Stock from 6,600,000,000 to 17,800,000,000; and
●	An increase of authorized Preferred Stock by 1,000,000,000 to 14,400,000,000.

The number of shares of Preferred Stock designated as Non-Voting Series A, A-1, A-2 and A-3 will not change. However, the Company will have 2,250,000,000 shares of Preferred Stock that remain undesignated.

Non-Voting Series A, A-1, A-2, and A-3 Preferred Stock

Voting Rights

Holders of Non-Voting Series A, Non-Voting Series A-1, Non-Voting Series A-2, and Non-Voting Series A-3 Preferred Stock (together, the “Preferred Stock”) will have no voting rights on matters put to the stockholders for a vote.

Dividends

Other than dividends on shares of the Company’s Common Stock payable in shares of Common Stock, the holders of the then outstanding Preferred Stock shall first receive, or simultaneously receive, a dividend in an amount equal to the dividend payable to holders of our Common Stock.

Right to Receive Liquidation Distributions

In any event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, after payment to all creditors of the Company, the remaining assets of the Company available for distribution to its stockholders will be distributed first among the holders of Non-Voting Series A, Non-Voting Series A-1, Non-Voting Series A-2, and Non-Voting Series A-3 Preferred Stock together, and then to the holders of Common Stock. The Non-Voting Series A Preferred Stock issued in our concurrent offerings under Regulation Crowdfunding and Regulation D include a preferred liquidation preference in an amount equal to $0.017 per share held (the “Preferred Payment” following the 10-for-1 forward split). This Preferred Payment represents a bonus to those holders, as they paid the equivalent of $0.014 per share and are eligible for a Preferred Payment of $0.017 per share. The Preferred Payment for the Non-Voting Series A-1 Preferred Stock is $0.079 per share. The Preferred Payment for the Non-Voting Series A-2 Preferred Stock is $0.80 per share, which is equal to the per share price in the Company’s Regulation A offering. The Preferred Payment for the Non-Voting Series A-3 Preferred Stock is $0.80 per share, which is the Series A-3 Original Issue Price as defined in Article 4.B.2. of our Fifth Amended and Restated Articles of Incorporation. Investors who received their shares of Non-Voting Series A-1 Preferred Stock in the Company’s offering under Regulation Crowdfunding at $0.071 per share will have the same Preferred Payment of $0.079 per share, representing a bonus to those holders as well.

If there are insufficient assets for the Preferred Payment, then the holders of the Non-Voting Series A, A-1, A-2 and A-3 Preferred Stock will receive their pro rata share of available assets upon liquidation of the Company. By way of example, if in the event of liquidation the Company were only to have distributable assets of $0.50 for every dollar invested by the preferred stockholders, each holder of Non-Voting Series A Preferred Stock would receive $0.0085 per share held, the Non-Voting Series A-1 Preferred Stock holders would receive $0.0395 per share held, the Non-Voting Series A-2 Preferred Stock holders would receive $0.40 per share held, the Non-Voting Series A-3 Preferred Stock holders would receive $0.40 per share held and the holders of Common Stock would receive nothing.

Conversion Rights

All series of Preferred Stock convert into Common Stock upon the Board taking such action as required by the Fifth Amended and Restated Articles of Incorporation, including the supermajority approval by the Company’s controlling stockholder under the terms of the Fourth Amended and Restated Stockholders Agreement, (i) upon the occurrence of a firm underwriting registered offering (an “IPO”) or (ii) upon the Company offering of its Common Stock in an exempt offering in reliance on Regulation A.

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Rights and Preferences

Holders of the Company’s Non-Voting Series A, A-1, A-2, and A-3 Preferred Stock have no preemptive, conversion, or other rights, and there are no redemptive or sinking fund provisions applicable to the Company’s Non-Voting Series A, A-1, A-2 and A-3 Preferred Stock.

Common Stock

Voting Rights

Holders of Common Stock are entitled to one vote for each share of Common Stock held at all meetings of the Stockholders and written actions in lieu of meetings, including the election of directors. There is no cumulative voting.

Dividends

The dividend rights of holders of our Common Stock are subject to, and qualified by, the dividend rights of our Preferred Stock.

Right to Receive Liquidation Distributions

Subject to any rights of the holders of the Non-Voting Preferred Stock, in any event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, after payment to all creditors of the Company, the remaining assets of the Company available for distribution to its stockholders will be distributed among the holders of Common Stock on a pro-rata basis by the number of shares held by each holder.

Rights and Preferences

Holders of the Company’s Common Stock have no preemptive, conversion, or other rights, and there are no redemptive or sinking fund provisions applicable to the Company’s Common Stock.

Fifth Amended and Restated Articles of Incorporation – Forum Selection Provision

Our Fifth Amended and Restated Articles of Incorporation includes a forum selection provision that requires any claims against us by stockholders involving, with limited exceptions:

●	brought in the name or right of the Corporation or on its behalf;
●	asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the company to the company or the company’s stockholders;
●	arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of the Articles of Incorporation (including any Preferred Stock designation) or the bylaws;
●	interpret, apply, enforce or determine the validity of the Articles of Incorporation (including any Preferred Stock designation) or the bylaws; or
●	asserting a claim governed by the internal affairs doctrine.

Any of the above actions are required to be brought in the Eighth Judicial District Court of Clark County, Nevada. If the Eighth Juridical District Court of Clark County does not have jurisdiction, then the matter may be adjudicated in another state district court in the State of Nevada, or in federal court located within the State of Nevada. This forum selection provision may limit investors’ ability to bring claims in judicial forums that they find favorable to such disputes and may discourage lawsuits with respect to such claims. Note, this provision does not apply to any suits brought to enforce any liability or duty created by the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or to any claim for which the federal courts have exclusive jurisdiction.

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Fourth Amended and Restated Stockholders Agreement

The following summary is qualified in its entirety by the terms and conditions of the Fourth Amended and Restated Stockholders Agreement, which is available in our Annual Report on Form 10-K on www.sec.gov. Certain provisions described below may have the effect of delaying, deferring or preventing a change in control of the Company.

Upon the Corporate Actions taking place as described, above, the Company’s Fifth Amended and Restated Stockholders Agreement will be effectuated. For a description of the amendments, see “Item 5,” above. The Fifth Amended and Restated Stockholders Agreement is available in Appendix G to this Information Statement.

Directors and Management of the Company

Under the Stockholders Agreement, each of Paolo Tiramani and Galiano Tiramani have the sole right to appoint one director, as well as jointly appoint a third director. Additionally, Paolo and Galiano have sole discretion whether to increase or decrease the number of directors on the Board. In the event Paolo and Galiano decide it is in the Company’s best interest to increase the size of the Board, then the new director(s) shall be voted upon and elected by a majority of the stockholders at the next annual meeting. No other stockholder currently has any right to appoint directors to the Company’s board of directors. Moreover, only holders of the Company’s Common Stock have the right to vote their shares, including in an election of the directors as described above. This means that investors will have no control over the management of the Company, or policy setting role of the board of directors. Instead, investors must rely on the efforts of Paolo Tiramani and Galiano Tiramani.

Under the Company’s Fourth Amended and Restated Stockholders Agreement, in the event of a transfer of more than 50% of the Common Stock held by Paolo or Galiano to more than one Permitted Transferees (defined as an affiliate, family member or trust of Paolo or Galiano), then Paolo or Galiano (as applicable) may, but are not required to, assign their right to designate directors to the Permitted Transferees or terminate his portion of such director designation rights. If either Paolo or Galiano no longer own any shares of Common Stock, then such director designation rights shall automatically cease.

Director Designation Rights by 15% Stockholders

In the event a stockholder, other than Paolo or Galiano, acquires 15% or more of the Company’s then-outstanding shares of Common Stock (the “Designating Stockholder”), the Board shall expand by one (1) seat and the Designating Stockholder shall have the right to designate the new director. Once the Designating Stockholder no longer owns at least 15% of the outstanding shares of Common Stock, the right to designate and director shall cease, the term of the director designated by the Designating Stockholder shall expire, and the remaining directors shall decrease the size of the Board to eliminate the vacant seat.

Voting Agreements

Each stockholder holding shares of Common Stock agrees to vote all shares under the stockholder’s control to elect to the Board any individual designated by Paolo, Galiano or a Designating Stockholder (defined above as any holder or 15% or more of the Company’s then-outstanding Common Stock).

Each of Paolo, Galiano and any Designating Stockholder have the right at any time to remove, with or without cause, any director designated by them for election to the Board, and each shall vote all shares of Common Stock owned by Paolo, Galiano and any Designating Stockholder to remove from the Board any individual designated by Paolo, Galiano or any Designating Stockholder. Unless Paolo, Galiano or a Designating Stockholder consent in writing, no other stockholder shall take any action to cause the removal of any directors designated by them.

Protective Provisions

The Stockholders Agreement further provides for supermajority approval, defined as 60% of the Company’s voting power, by the holders of the Company’s Common Stock entitled to vote in order for the Company to undertake specified actions, including, but not limited to, amending the Articles of Incorporation or Bylaws, appointing or removing the Company’s independent accountant or changing accounting methods or policies other than as required by GAAP, effectuating a change of control of the Company, or elect or remove (with or without cause) any officer of the Company.

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Potential Conflicts of Interest

As described above, the Company’s Fourth Amended and Restated Stockholders Agreement has provisions that have the potential to allow Paolo Tiramani, the Company’s CEO, and Galiano Tiramani, the Company’s Chief Marketing Officer, to exert significant influence over the Company, its Board of Directors and certain material events including change of control events. In addition to having the authority to appoint one Board member each, Messrs. Tiramani may appoint a third board member jointly. At this time, however, the current number of Board members is seven, and five of those members are independent as described above in “Item 1 – Corporate Governance.”

Additionally, the Fourth Amended and Restated Stockholders Agreement includes an agreement under which holders of Common Stock agree to vote all shares under their control to elect to the Board any individual designated by Messrs. Tiramani or a Designating Stockholder (defined above). This provision will remain in place once the Company’s Fifth Amended and Restated Stockholders Agreement becomes effective. Further, as disclosed above in “Security Ownership of Certain Beneficial Owners and Management,” Messrs. Tiramani collectively control approximately 99.8% of the Company’s voting power through their ownership of Common Stock.

With respect to Messrs. Tiramani’s control over certain corporate events, the Fourth Amended and Restated Stockholders Agreement provides for stockholder approval by holders of Common Stock representing 60% or more of the voting power. As discussed in “Item 5,” above, several of these provisions will be removed from the requirement to receive a stockholder vote prior to enactment once the Fifth Amended and Restated Stockholders Agreement becomes effective. However, those protective provisions concerning control over the Company, such as engaging in a merger or other business combination, undertaking an initial public offering (an IPO), or amending the Company’s Articles of Incorporation or Bylaws, will remain in the Fifth Amended and Restated Stockholders Agreement.

Restriction on Transfer

Other than shares of the Company’s Common Stock and Preferred Stock purchased by a stockholder in an offering made in reliance on Regulation A, Tier 2, of the Securities Act, or acquired under the Company’s Amended Stock Incentive Plan, holders of the Common Stock and Non-Voting Series A, A-1, A-2, and A-3 Preferred Stock are restricted from transferring their shares acquired, except under limited circumstances following approval of the Board of Directors of the Company. The purpose of this provision is to grant a measure of control to the Board of Director to ensure that any transfer does not result in ownership interests by competitors of the Company, or would create significant burdens or obligations for the Company to comply with federal or state laws. For any transfer approved by the Board of Directors, the transferee will be required to become party to the Stockholders Agreement as well.

Right of First Refusal

In the event a stockholder of the Company receives an offer to from a third-party purchaser to sell all or any portion of their shares, that stockholder must first offer to sell their shares to the Company, and then to Paolo or Galiano upon the same terms.

Release of Obligations Upon Transfer

As the Stockholders Agreement applies to senior management of the Company as well as investors in this offering, it includes obligations that may not be applicable to all investors because of their circumstances. For instance, the Stockholders Agreement includes a requirement to maintain the confidentiality of non-public information about the Company. However, an investor who does not serve the Company in the capacity of an employee, executive officer or director would likely only have access to public information, and never encounter an instance in which the investor would incur any liability to the Company for sharing of such information. Other provisions, like the representation about the capacity or authority to enter into the Stockholders Agreement, if breached by the investor, may require corrective actions to be taken, which create liability to the Company by the investor. Further, as noted above, the Stockholders Agreement includes certain restrictions on transfer which must be complied with, otherwise corrective actions would need to be taken, creating a liability to the Company by the investor.

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That said, investors will only be subject to the provisions of the Stockholders Agreement while holding the shares of the Company. Should an investor transfer of all the shares held by the investor, in compliance with the Stockholders Agreement, the investor will have no further obligations under the Stockholders Agreement and not be liable to the Company for any action that may be considered a breach of the Stockholders Agreement.

Drag-Along Provision

In the event one or more stockholders intend to sell in the aggregate more than 50% of the Company’s total outstanding shares to a third party, and the third-party conditions such sale on the third party’s ability to purchase all of the Company issued and outstanding share, then the selling stockholders have the right to require each of the other stockholders to sell all of their shares to the third-party purchaser on the same terms and conditions.

Termination of Stockholders Agreement

The Stockholders Agreement will terminate upon the earliest of (1) the consummation of an IPO pursuant to an effective registration statement; (2) a merger or business combination resulting in the Company being traded on a national securities exchange; (3) the date that there are no holders of the Company’s equity securities; (4) dissolution or winding up of the Company; or (5) by unanimous agreement of the stockholders of the Company.

Once the Fifth Amended and Restated Stockholders Agreement becomes effective, the requirement for unanimous agreement of the Company’s stockholder for termination of the Stockholders Agreement will be amended to require the agreement of at least 60% of the issued and outstanding Voting Shares, acting together and by written instrument. See “Item 5,” above. A form of the Fifth Amended and Restated Stockholders Agreement has been included as Appendix G to this Information Statement.

Forum Selection Provision

The Stockholders Agreement requires that any suit or action based on contract or tort, or otherwise to enforce any provision of the Stockholders Agreement be brought in the Eighth Judicial District Court of Clark County, Nevada. If the Eighth Judicial District Court of Clark County does not have jurisdiction, then the matter may be adjudicated in another state district court in the State of Nevada, or in federal court located within the State of Nevada. Although we believe the provision benefits us by providing increased consistency in the application of Nevada law in the types of lawsuits that may be brought to enforce contractual rights and obligations under the Stockholders Agreement and in limiting our litigation costs, to the extent it is enforceable, the forum selection provision may limit investors’ ability to bring claims in judicial forums that they find favorable to such disputes and may discourage lawsuits with respect to such claims. The Company has adopted the provision to limit the time and expense incurred by its management to challenge any such claims. As a company with a small management team, this provision allows its officers to not lose a significant amount of time traveling to any particular forum so they may continue to focus on operations of the Company. Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. We believe that the exclusive forum provision applies to claims arising under the Securities Act, but there is uncertainty as to whether a court would enforce such a provision in this context. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the exclusive forum provision may not be used to bring actions in state courts for suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Investors will not be deemed to have waived the Company’s compliance with the federal securities laws and the rules and regulations thereunder.

Jury Trial Waiver

The Stockholders Agreement also provides that investors waive the right to a jury trial of any claim they may have against us arising out of or relating to the Stockholders Agreement, including any claim under federal securities laws. If we opposed a jury trial demand based on the waiver, a court would determine whether the waiver was enforceable given the facts and circumstances of that case in accordance with applicable case law. In addition, by agreeing to the provision, investors will not be deemed to have waived the Company’s compliance with the federal securities laws and the rules and regulations promulgated thereunder.

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Spousal Consent

The Company requires that a married investor provide a spousal consent pursuant to the Stockholders Agreement. Furthermore, certain married investors will be required to confirm the consent of their spouse pursuant to the Stockholders Agreement. Married investors in “community property states” (Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, and Wisconsin) are required to confirm the consent of their spouse to purchase the Company’s securities. A spousal consent is important to the Company because in the event of dissolution of a marriage, or death of the investor with the spouse inheriting the securities in this Offering, the spouse taking possession of the shares will be bound by the terms of the Stockholders Agreement, providing certainty to the Company for the enforcement of the agreement. The Company requires that the spousal consent be provided to the Company within 15 days of confirmation of an investment in the Company. While non-receipt of a spousal consent may result in equitable remedies pursuant to the Stockholders Agreement, it is not a condition of the investment or being a stockholder of the Company. This means that investors whose shares are transferred by reason of dissolution of marriage or death of the investor may be in breach of the Stockholders Agreement if no spousal consent was provided to the Company.

Voting Trust in Frontfundr Offering in Canada

The Company is currently conducting an offering of our Non-Voting Series A-2 Preferred Stock into specific Canadian provinces through Frontfundr.com, which is exclusive to Canadian residents. In that offering, all sales are made through FrontFundr Financial Services Inc. (“FrontFundr”), which is registered as an exempt market dealer in British Columbia, Alberta, Ontario, Manitoba, New Brunswick, Nova Scotia, Saskatchewan and Quebec, and the Company has complied with prospectus exemption requirements. That offering is strictly limited to residents of those specific Canadian provinces, which is confirmed by FrontFundr. Canadian residents who participate in this offering must become party to a voting trust in which they grant any voting rights associated with their shares of Non-Voting Series A-2 Preferred Stock to Galiano Tiramani as Voting Trustee. The voting trust automatically terminates (i) twenty-one (21) years from the date of the agreement; (ii) upon dissolution or bankruptcy of the Company; (iii) upon completion of a public offering of shares (an “IPO”); or (iv) upon the written consent of the Voting Trustee and the Company.

RECENT UNREGISTERED SALES OF SECURITIES

Since August 19, 2021, the Company has engaged in the following offerings of securities:

☐	From November 17, 2020, through April 1, 2022, the Company sold Convertible Promissory Notes to accredited investors under Rule 506(c) of Regulation D for a total of $44,852K. On April 1, 2022, the Convertible Promissory Notes converted into 779,484K shares of Non-Voting Series A-1 Preferred Stock*.

☐	From May 3, 2021, through November 13, 2021, the Company sold 68,097K shares of Non-Voting Series A-1 Preferred Stock and the underlying shares of Common Stock into which they convert under Regulation Crowdfunding for a total of $4,835K. Commission File No. 020-28025.

☐	On March 31, 2022, the Company commenced a Regulation A offering in which it sold Non-Voting Series A Preferred Stock*, Non-Voting Series A-1 Preferred Stock, Non-Voting Series A-2 Preferred Stock* and the underlying shares of Common Stock into which they convert. The Regulation A offering also included selling securityholders selling Common Stock. The offering terminated on January 12, 2023, by which time the Company had sold 5,914K shares of Non-Voting Series A Preferred Stock for a total of $83K; 742K shares of Non-Voting Series A-1 Preferred Stock for a total of $59K; 81,064K shares of Non-Voting Series A-2 Preferred Stock for a total of $64,850K; and the selling securityholders sold 12,488K shares of Common Stock for a total of $9,991K. Commission File No. 024-11419.

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☐	From August 25, 2022 through February 20, 2023, the Company sold 5,914K shares of Non-Voting Series A-2 Preferred Stock and the underlying shares of Common Stock into which they convert for a total of $4,731K in reliance on Regulation Crowdfunding. Commission File No. 020-30797

☐	Beginning November 23, 2021, the Company commenced an exempt offering of Non-Voting Series A-2 Preferred Stock and the underlying shares of Common Stock into which they convert, pursuant to Rule 506(c) of Regulation D. The Company closed the offering August 31, 2023, having sold 45,011K shares for gross proceeds of $33,837K.

☐	On June 15, 2023, the Company engaged in a statutory merger with an affiliated corporation, 500 Group, in which the Company exchanged 37,500K shares of Non-Voting Series A-2 Preferred Stock in exchange for 500 Group’s 100 outstanding shares of Common Stock in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended.

☐	Between September 18 and October 9, 2023, the Company conducted an offering of its Series A-2 Preferred Stock in reliance on Regulation Crowdfunding. The Company sold 4,079K shares of Series A-2 Preferred Stock for gross proceeds of approximately $3,263K. Commission File No. 020-32926.

☐	Beginning February 17, 2023, the Company commenced a Canadian exclusive offering, through FrontFundr and DealMaker Securities, of its Non-Voting Series A-2 Preferred Stock and the underlying shares of Common Stock into which they convert. This offering is subject to applicable exemptions under Canadian securities laws and is strictly limited to investors from specific Canadian provinces, which is verified by FrontFundr. As of August 19, 2024, the Company has sold approximately 239K shares for gross proceeds of approximately $191K.

☐	Between September 1, 2023, and June 27, 2024, the Company conducted an exempt offering of Non-Voting Series A-3 Preferred Stock* and the underlying shares of Common Stock into which they convert, pursuant to Rule 506(c) of Regulation D, selling 13,682K shares for gross proceeds of $7,329K.

☐	Beginning May 14, 2024, the Company commenced an exempt offering of Non-Voting Series A-3 Preferred Stock and the underlying shares of Common Stock into which they convert pursuant to Rule 506(c) of Regulation D. As of August 19, 2024, the Company had sold approximately 5,544K shares for gross proceeds of approximately $3,245K.

☐	The Company’s offering of Non-Voting Series A-3 Preferred Stock in reliance on Regulation A was qualified on June 24, 2024. As of August 19, 2024, the Company has sold approximately 8,400K shares for gross proceeds of approximately $6,510K.

* Under the Company’s Articles of Incorporation, when the date and time of conversion is set by the Board of Directors, all classes of Preferred Stock convert into Common Stock (i) upon the Company undertaking a firm underwriting registered offering (an “IPO”) or (ii) upon the Company offering its Common Stock in an exempt offering under Regulation A.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement.

Security holders sharing an address and receiving a single copy may request to receive a separate Information Statement by mailing the Company at BOXABL Inc., Attention: Investor Relations Team, 5345 E. N. Belt Road, North Las Vegas, NV 89115, by calling 1 (702) 509-9000, or by e-mail to invest@BOXABL.com.

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include, among other things statements with respect to our objectives and strategies to achieve those objectives, as well as statements with respect to our beliefs, plans, expectations, anticipations, estimates or intentions. Such forward-looking statements may also include statements, among other things, concerning the efficacy, safety and intended utilization of the Company’s product candidates, the conduct and results of future clinical trials, plans regarding regulatory filings, future research and clinical trials and plans regarding partnering activities. Factors that may cause actual results to differ materially include, among others, the risk that product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later clinical trials, trials may have difficulty enrolling, the Company may not obtain approval to market its product candidates, or outside financing may not be available to meet capital requirements. These forward-looking statements are based on our current expectations. We caution that all forward- looking information is inherently uncertain and actual results may differ materially from the assumptions, estimates or expectations reflected or contained in the forward-looking information, and that actual future performance will be affected by a number of factors, including economic conditions, technological change, regulatory change and competitive factors, many of which are beyond our control. Therefore, future events and results may vary significantly from what we currently foresee.

For a further list and description of the risks and uncertainties the Company faces, please refer to the Company’s most recent Quarterly Report on Form 10-Q for the period ending September 30, 2023, its Registration Statement on Form 10-12G, and other periodic and other filings the Company has filed with the Securities and Exchange Commission (the “SEC”) and are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q and current reports on Form 8-K with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on May 1, 2024, and August 12, 2024, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, none of the Actions described above will become effective until at least forty (40) calendar days after the Notice of Internet Availability of Information Statement (the “Notice”) is first made available to our Stockholders.

This Information Statement is expected to be made available on or about [DATE], 2024 to all Stockholders of record at May 1, 2024, and August 12, 2024.

By Order of the Board of Directors,

/s/ Paolo Tiramani
Paolo Tiramani, CEO

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Appendix A

BOXABL INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I. Membership and Term

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Boxabl Inc. (the “Company”) shall consist of three or more directors who will perform the following functions during their term of service.

A. Independence Requirements

At least two members of the Committee shall be independent in accordance with Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the requirements of Nasdaq Listing Rule 5605(e).

Accordingly, Committee members shall not:

1.	Have been employed by the Company during the last three years;

2.	Have a Family Member (defined below) who is, or at any time during the past three years was, employed by the Company as an Executive Officer;

3.	Have received, or has a Family Member who received, compensation from the Company in excess of $120,000 during any consecutive 12-month period within the three years preceding the determination of independence unless:

	a.	Such amount was paid for Board or committee service; or

	b.	The Family Member was an employee but not an Executive Officer of the Company; or

	c.	Such amount consists of benefits under a tax-qualified retirement plan or non-discretionary compensation;

4.	Have or has a Family member with an interest in any transaction involving the Company in which the amount exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years;

5.	Serve as, or have a Family Member who serves as, a partner, a controlling shareholder or an Executive Officer of any organization, including any law firm, to which the Company made, or from which the Company received, payments for property or services in any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year or $200,000, whichever is more unless such payments relate solely to investments in the Company’s securities or were made under a non-discretionary charitable contribution matching program;

	a.	If the law firm is a sole proprietorship, then the payments made by the Company to that law firm cannot exceed $120,000.

6.	Be employed as an Executive Officer, or have a Family Member employed as an Executive Officer, of another entity where at any time during the last three years any of the Company’s Executive Officers served on the compensation committee of such other entity; and

7.	Serve as partner, or have a Family Member who is a current partner, of the Company’s outside auditor; or who was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during the last three years.

“Executive Officer” means the Company’s Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer, the Controller, the Director of Marketing, the General Counsel, the President or any Vice President in charge of a principal business unit, division or function (such as sales, administration or finance), and any other officer who performs a policy-making function for the Company, including officers of the Company’s parent or subsidiaries.

“Family Member” means a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brother and sisters-in-law, and anyone other than domestic employees) who shares such person’s home.

B. Term

The members of the Committee shall be appointed by the Board. The members of the Committee shall be appointed for one-year terms and shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

II. Purpose

The purpose of the Committee is to carry out the responsibilities delegated by the Board relating to the Company’s director nominations process and procedures, development and maintenance of the Company’s corporate governance policies, practices and procedures, oversight of the board and board committee assessment process, and any related matters required by the federal securities laws.

III. Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

A.	To determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the “Director Criteria”).

B.	To identify and screen individuals qualified to become members of the Board, consistent with the Director Criteria.

C.	To make recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders.

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D.	The Committee shall consider any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of the Company’s charter documents.

E.	To develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, to review these principles at least once a year and to recommend any changes to the Board.

F.	To oversee the Company’s corporate governance policies, practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework, including its articles of incorporation, by-laws, and any stockholder agreement currently in effect.

G.	To develop, subject to approval by the Board, a process for an annual evaluation of the Board and its committees and to oversee the conduct of this annual evaluation.

H.	To review the Board’s committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chair annually.

I.	If a vacancy on the Board and/or any Board committee occurs, to identify and make recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by stockholders or appointment by the Board.

J.	To develop and oversee a Company orientation program for new directors and a continuing education program for current directors, periodically review these programs and update them as necessary.

K.	To review all director compensation and benefits for service on the Board and Board committees at least once a year and to recommend any changes to the Board as necessary.

L.	To review related party transactions as defined by Item 404 of Regulation S-K and conflicts of interest identified by the Audit Committee for compliance with the independence standards that apply to that individual based on which committee they serve or in connection with the nomination of an individual to serve on the Board or a Board committee.

M.	To review and discuss with management disclosure of the Company’s corporate governance practices, including information regarding the operations of the Committee and other Board committees, director independence and the director nominations process, and to recommend that this disclosure be, included in the Company’s proxy statement or annual report on Form 10-K, as applicable.

N.	To review the Company’s Code of Ethics: Our Values, Conduct and Behavior (the “Code”), and periodically recommend to the Board any changes to the Code.

O.	To review any director resignation letter tendered, and evaluate and recommend to the Board whether such resignation should be accepted.

P.	To provide oversight of the Company’s practices and strategy pertaining to the following mandates:

	1.	Workforce health and safety;

	2.	Human capital management;

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3.	Energy efficiency and the environmental impact of the Company’s homebuilding process;

4.	Home affordability, business ethics and compliance; and

5.	Data privacy and protection.

IV. Outside Advisors

A.	The Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a director search firm as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation and oversee the work of the director search firm.

B.	The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside counsel, an executive search firm, and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation and oversee the work of its outside counsel, the executive search firm, and any other advisors.

C.	The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its search consultants, outside counsel, compensation consultant] and any other advisors.

D.	The director search firm, outside counsel, executive search firm, and any other advisors retained by the Committee shall be independent as determined in the discretion of the Committee.

Structure and Operations

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet at least four times a year at such times and places as it deems necessary to fulfill its responsibilities. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

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Appendix B

BOXABL INC.

COMPENSATION COMMITTEE CHARTER

I. Membership and Term

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Boxabl Inc. (the “Company”) shall consist of three or more directors who meet the criteria for independence during their term of service.

A. Independence Requirements

Each member of the Committee shall be independent in accordance with Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the requirements of Nasdaq Listing Rule 5605(a)(2). In making this determination, the Board must consider all factors relevant in deciding whether a director has a relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including whether the director is affiliated with the Company, a subsidiary of the Company or an affiliate of such subsidiary. Additionally, the Board must consider the sources of compensation paid to each member of the Committee by the Company, including but not limited to any consulting, advisory or other compensatory fee (see requirements below). For purposes of making this determination, references to the Company include any parent or subsidiary unless specified otherwise below.

Accordingly, Committee members shall not:

1.	Have been employed by the Company during the last three years;

2.	Have a “Family Member” (defined below) who is, or at any time during the past three years was, employed by the Company as an “Executive Officer” (defined below);

3.	Have received, or has a Family Member who received, compensation from the Company in excess of $120,000 during any consecutive 12-month period within the three years preceding the determination of independence unless:

	a.	Such amount was paid for Board or committee service; or

	b.	The Family Member was an employee but not an Executive Officer of the Company; or

	c.	Such amount consists of benefits under a tax-qualified retirement plan or non-discretionary compensation;

4.	Have or has a Family member with an interest in any transaction involving the Company in which the amount exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years;

5.	Serve as, or have a Family Member who serves as, a partner, a controlling shareholder or an Executive Officer of any organization, including any law firm, to which the Company made, or from which the Company received, payments for property or services in any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year or $200,000, whichever is more unless such payments relate solely to investments in the Company’s securities or were made under a non-discretionary charitable contribution matching program;

	a.	If the law firm is a sole proprietorship, then the payments made by the Company to that law firm cannot exceed $120,000.

6.	Be employed as an Executive Officer, or have a Family Member employed as an Executive Officer, of another entity where at any time during the last three years any of the Company’s Executive Officers served on the compensation committee of such other entity; and

7.	Serve as partner, or have a Family Member who is a current partner, of the Company’s outside auditor; or who was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during the last three years.

“Executive Officer” means the Company’s Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer, the Controller, the Director of Marketing, the General Counsel, the President or any Vice President in charge of a principal business unit, division or function (such as sales, administration or finance), and any other officer who performs a policy-making function for the Company, including officers of the Company’s parent or subsidiaries.

“Family Member” means a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brother and sisters-in-law, and anyone other than domestic employees) who shares such person’s home.

B. Term

The members of the Committee shall be appointed for one-year terms and shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

II. Purpose

The purpose of the Committee is to carry out the responsibilities delegated by the Board relating to the review and determination of executive compensation.

III. Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

A.	To review and approve annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer (the “CEO”). In determining the long-term incentive component of CEO compensation, the Committee may consider the Company’s performance and relative stockholder return, the value of similar incentive awards given to CEOs at comparable companies and the awards given to the Company’s CEO in past years.

B.	Evaluate at least annually the CEO’s performance in light of those goals and objectives, and determine and approve the CEO’s compensation level based on this evaluation. Once the Company is required to obtain a stockholder advisory vote on executive compensation (“Say on Pay Vote”) under Section 14A of the Exchange Act, the Committee shall consider the results of the most recent stockholder advisory vote on executive compensation when evaluating and determining CEO compensation. The CEO cannot be present during any voting or deliberations by the Committee on his or her compensation.

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C.	To review and approve the compensation of all other Executive Officers. In evaluating and determining executive compensation, the Committee shall consider the results of the most recent Say on Pay Vote once the Company is subject to those requirements.

D.	To review, approve and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval by the stockholders of the Company, which includes the ability to adopt, amend and terminate such plans.

	1.	The Committee shall also have the authority to administer the Company’s incentive compensation plans and equity-based plans, including designation of the employees to whom the awards are to be granted, the amount of the award or equity to be granted and the terms and conditions applicable to each award or grant, subject to the provisions of each plan.

	2.	The Committee shall have the authority to delegate administration of Stock Awards under the Company’s equity incentive plan to Company employees who do not meet the definition of “Executive Officer” (see Section I.A., above). For this limited purpose, the person to whom the Committee delegates such authority need not qualify as an independent director under Section I.A.

	3.	In reviewing and approving incentive compensation plans and equity-based plans, including whether to adopt, amend or terminate any such plans, the Committee shall consider the results of the most recent Say on Pay Vote after the Company becomes subject to that requirement.

E.	To review and discuss with management the Company’s executive compensation information and, when required by SEC rules, the Compensation Discussion and Analysis (“CD&A”), and recommend that the executive compensation information and CD&A (if required) be included in the Company’s annual report on Form 10-K and proxy statement. The Committee shall also produce the compensation committee report on Executive Officer compensation required to be included in the Company’s proxy statement or annual report on Form 10-K.

F.	To review, approve and, when appropriate, recommend to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans.

G.	To review, approve and, when appropriate, recommend to the Board for approval, any employee benefit plans for the Company, which includes the ability to adopt, amend and terminate such plans and the ability to delegate oversight of such plans.

H.	To review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, to review and discuss at least annually the relationship between risk management policies and practices and compensation, and to evaluate compensation policies and practices that could mitigate any such risk.

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I.	Once required by SEC rules, to review and recommend to the Board for approval the frequency with which the Company will conduct Say on Pay Votes, taking into account the results of the most recent stockholder advisory vote on frequency of Say on Pay Votes required by Section 14A of the Exchange Act, and review and approve the proposals regarding the Say on Pay Vote and the frequency of the Say on Pay Vote to be included in the Company’s proxy statement.

J.	To review all director compensation and benefits for service on the Board and Board committees at least once a year and to recommend any changes to the Board as necessary.

K.	To oversee, in conjunction with the Nominating and Corporate Governance Committee, engagement with stockholders and proxy advisory firms on executive compensation matters.

IV. Outside Advisors

A.	The Committee shall have the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in this Charter. The Committee shall set the compensation, and oversee the work, of the compensation consultant.

B.	The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of outside legal counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of its outside legal counsel and other advisors.

C.	The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to its compensation consultants, outside legal counsel and any other advisors. However, the Committee shall not be required to implement or act consistently with the advice or recommendations of its compensation consultant, legal counsel or other advisor to the compensation committee, and the authority granted in this Charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties under this Charter.

D.	The compensation consultant(s), outside counsel and any other advisors retained by, or providing advice to, the Committee (other than the Company’s in-house counsel) shall be independent as determined in the discretion of the Committee after considering the following factors as specified in Section 10C-1(b) of the Exchange Act and Nasdaq Listing Rule 5605(d):

	1.	The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

	2.	The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

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	3.	The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;

	4.	Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the compensation committee;

	5.	Any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

	6.	Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an Executive Officer of the Company.

E.	The Committee is not required to assess the independence of any compensation consultant or other advisor that acts in a role limited to:

	1.	Consulting on any broad-based plan that does not discriminate in scope, terms or operation in favor of Executive Officers or directors and that is generally available to all salaried employees; or

	2.	providing information that is not customized for a particular company or that is customized based on parameters that are not developed by the consultant or advisor, and about which the consultant or advisor does not provide advice.

F.	Any compensation consultant retained by the Committee to assist with its responsibilities relating to executive compensation or director compensation shall not be retained by the Company for any compensation or other human resource matters.

V. Structure and Operations

A.	The Board shall designate a member of the Committee as the chairperson. The Committee shall meet at least four times a year at such times and places as it deems necessary to fulfill its responsibilities. The Committee shall report regularly to the Board regarding its actions and make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

B.	The Committee may invite such members of management to its meetings as it deems appropriate. However, the Committee shall meet regularly without such members present, and in all cases the CEO and any other such officers shall not be present at meetings at which their compensation or performance is discussed or determined.

C.	The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

VI. Delegation of Authority

Subject to applicable law, rules and regulations and the organizational documents of the Company, including Section III.D.2. above, the Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more officers, employees or a committee that includes one or more officers or employees, of the Company.

VII. Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

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Appendix C

BOXABL INC.

AUDIT COMMITTEE CHARTER

I. Membership and Term

The Audit Committee (the “Committee”) of the board of directors (the “Board”) of Boxabl Inc. (the “Company”) shall consist of at least three directors who meet the criteria for independence during their term of service.

No member of the Committee may serve simultaneously on the audit committee of more than two (2) other public companies without prior approval of the Board. In addition, the Chairman of the Committee may not serve simultaneously on the audit committee of more than one (1) other public company.

A.	Independence Requirements

Each member of the Committee shall be independent in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the requirements of Nasdaq Listing Rules 5605(a)(2) and 5605(c)(2). For purposes of making this determination, references to the Company include any parent or subsidiary unless otherwise specified below.

Accordingly, Committee members shall not:

1.	Have been employed by, or affiliated with, the Company during the last three years;

a.	A person affiliated with the Company means a person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company;

■	Examples of affiliates include a director who is also an employee of an affiliated entity, a general partner of an affiliated entity or a managing member of an affiliated limited liability company;

■	Control means the ability to direct or cause the direction of the management and policies of the Company, whether through ownership of voting securities, by contract, or otherwise.

b.	A person will not be deemed to be in control for purposes of this independence determination if such person does not have beneficial ownership, directly or indirectly, of 10% or more of any class of voting securities issued by the Company, and is not an Executive Officer of the Company;

2.	Have a “Family Member” (defined below) who is, or at any time during the past three years was, employed by the Company as an “Executive Officer” (defined below);

3.	Accept directly or indirectly any type of compensation from the Company other than for services in the capacity as director;

a.	Indirect acceptance of compensation includes acceptance of such a fee by:

■	A spouse, a minor child or stepchild or a child or stepchild sharing a home with the Committee member;

■	An entity in which the Committee member is a partner, member, an officer (for example, a managing director having a comparable position or executive officer) or holds a similar position and that entity provides accounting, consulting, legal, investment banking or financial advisory services to the Company or its subsidiaries;

4.	Have a Family Member who received, compensation from the Company in excess of $120,000 during any consecutive 12-month period within the three years preceding the determination of independence unless:

a.	Such amount was paid for Board or committee service; or

b.	The Family Member was an employee but not an Executive Officer of the Company; or

c.	Such amount consists of benefits under a tax-qualified retirement plan or non-discretionary compensation;

5.	Have or has a Family member with an interest in any transaction involving the Company in which the amount exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years;

6.	Serve as, or have a Family Member who serves as, a partner, a controlling shareholder or an Executive Officer of any organization to which the Company made, or from which the Company received, payments for property or services in any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year or $200,000, whichever is more unless such payments relate solely to investments in the Company’s securities or were made under a non-discretionary charitable contribution matching program;

7.	Be employed as an Executive Officer, or have a Family Member employed as an Executive Officer, of another entity where at any time during the last three years any of the Company’s Executive Officers served on the compensation committee of such other entity;

8.	Have participated in the preparation of the financial statements of the Company or any current subsidiary within the last three years;

9.	Serve as partner, or have a Family Member who is a current partner, of the Company’s outside auditor; or who was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during the last three years; and

10.	Serve as partner in a law firm that receives payments from the Company.

“Executive Officer” means the Company’s Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer, the Controller, the Director of Marketing, the General Counsel, the President or any Vice President in charge of a principal business unit, division or function (such as sales, administration or finance), and any other officer who performs a policy-making function for the Company, including officers of the Company’s parent or subsidiaries.

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“Family Member” means a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brother and sisters-in-law, and anyone other than domestic employees) who shares such person’s home.

B.	Knowledge and Experience Requirements

1.	All Committee members must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

2.	At least one member of the Committee must be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, meaning that individual has each of the following:

a.	An understanding of generally accepted accounting principals (“GAAP”) and financial statements;

b.	The ability to assess the general application of such principals in connection with the accounting for estimates, accruals and reserves;

c.	Experience in, or have actively supervised others, preparing, auditing analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the Company’s financial statements in terms of complexity or accounting issues;

d.	Have an understanding of internal control over financial reporting;

e.	An understanding of audit committee functions; and

f.	Have the following experience:

1)	Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

2)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

3)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

4)	Other relevant experience.

A person who satisfies this definition of audit committee financial expert will also be presumed to have accounting or related financial management expertise.

C.	Term

The members of the Committee shall be appointed by the Board based on recommendations from the nominating and corporate governance committee of the Board. The members of the Committee shall be appointed for one-year terms, and shall serve for such term or terms as the Board may determine or until earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

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II. Purpose

The purpose of the Committee is to assist the Board with oversight of:

●	The integrity of the Company’s financial statements,

●	Compliance with legal and regulatory requirements,

●	The Company’s independent registered auditors’ qualifications and independence, and

●	The performance of the Company’s independent registered auditors.

The primary role of the Committee is to oversee the financial reporting and disclosure process. To fulfill this obligation, the Committee relies on:

●	Management for the preparation and accuracy of the Company’s financial statements;

●	Management for establishing effective internal controls and procedures to ensure the Company’s compliance with accounting standards, financial reporting procedures and applicable laws and regulations; and

●	The Company’s independent auditors for an unbiased, diligent audit or review, as applicable, of the Company’s financial statements and the effectiveness of the Company’s internal controls.

The members of the Committee are not employees of the Company and are not responsible for conducting the audit or performing other accounting procedures.

III. Duties and Responsibilities

The Committee shall have the following authority and responsibilities:

A.	Retention and Compensation of the Independent Auditor

1.	To select and retain an independent registered public accounting firm to act as the Company’s independent auditors for the purpose of auditing the Company’s annual financial statements, books, records, accounts and internal controls over financial reporting, subject to ratification by the Company’s stockholders of the selection of the independent auditors;

2.	Set the compensation of the Company’s independent auditors;

3.	Oversee the work done by the Company’s independent auditors, including:

a.	Pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditors or other registered public accounting firms;

b.	Establish policies and procedures for the Committee’s pre-approval of permitted services by the Company’s independent auditors or other registered public accounting firms on an on-going basis;

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4.	Terminate the Company’s independent auditors, if necessary; and

5.	To select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

B.	Oversight of the Independent Auditor and Its Services to the Company

At least annually, the Audit Committee will undertake the following:

1.	Review and discuss a report prepared by the Company’s independent auditors that describes:

a.	The accounting firm’s internal quality control procedures;

b.	Any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board review or inspection of the firm or by any other inquiry or investigation by governmental or professional authorities in the past five years regarding one or more audits carried out by the firm and any steps taken to deal with any such issues; and

c.	All relationships between the firm and the Company or any of its subsidiaries, including any services that may impact the objectivity and independence of the auditors.

2.	At least annually, the Audit Committee will evaluate the qualifications, performance and independence of the Company’s independent auditors, including an evaluation of the lead audit partner; and to assure the regular rotation of the lead audit partner at the Company’s independent auditors and consider regular rotation of the accounting firm serving as the Company’s independent auditors.

3.	To set Company hiring policies for employees or former employees of the Company’s independent auditors that participated in any capacity in any Company audit.

C.	Related Party Transactions and Other Conflicts

1.	The Committee shall keep the Company’s independent auditors informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company; and

2.	Review and discuss with the Company’s independent auditors the auditors’ evaluation of the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties.

D.	Communications and Oversight Related to Financial Reporting and Internal Controls

The Committee shall undertake the following responsibilities regarding the Company’s financial reporting processes, including quality and adequacy of those processes, and internal controls, including disclosure controls and procedures and internal controls over financial reporting.

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1.	Communications with the Independent Auditor Regarding the Audit and the Company’s Financial Reporting

The Committee shall review and discuss with the Company’s independent auditors:

a.	The auditors’ responsibilities under generally accepted auditing standards and the responsibilities of management in the audit process;

b.	The overall audit strategy;

c.	The scope and timing of the annual audit;

d.	Any significant risks identified during the auditors’ risk assessment procedures;

e.	When completed, the results, including significant findings, of the annual audit;

f.	All critical accounting policies and practices to be used in the audit;

g.	All alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the auditors; and

h.	Other material written communications between the auditors and management.

Additionally, the Committee will review and discuss with the Company’s independent auditors any other matters required to be discussed by PCAOB Auditing Standards No. 1301, Communications with Audit Committees, including, without limitation, the auditors’ evaluation of the quality of the company’s financial reporting, information relating to significant unusual transactions and the business rationale for such transactions and the auditors’ evaluation of the company’s ability to continue as a going concern, and other applicable requirements of the PCAOB and the SEC.

2.	Communications with Management and the Independent Auditor Regarding Problems or Difficulties Encountered During the Audit

The Committee shall review and discuss with the Company’s independent auditors and management:

a.	Any audit problems or difficulties, including difficulties encountered by the Company’s independent auditors during their audit work (such as restrictions on the scope of their activities or their access to information),

b.	Any significant disagreements with management; and

c.	Management’s response to these problems, difficulties or disagreements; and to resolve any disagreements between the Company’s auditors and management.

3.	Communications with Management and the Independent Auditor Regarding Quality of Financial Reporting Process, Assessment of and Changes to Internal Controls:

To review with management and the Company’s independent auditors:

a.	Any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles;

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b.	Any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effects of alternative GAAP methods; and

c.	The effect of regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements.

d.	The adequacy and effectiveness of the Company’s financial reporting processes, including:

1)	Internal control over financial reporting and disclosure controls and procedures, including:

2)	Any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s processes, controls and procedures;

3)	Any special audit steps adopted in light of any material control deficiencies; and

4)	Any fraud involving management or other employees with a significant role in such processes, controls and procedures, and

4.	Oversight of Financial Statements and Financial Information, including SEC Filings:

a.	With respect to the Annual Report on Form 10-K, the Committee shall review and discuss with management and the Company’s independent auditors:

1)	Disclosure relating to the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures;

2)	The independent auditors’ report on the effectiveness of the Company’s internal control over financial reporting;

3)	The required management certifications to be included in or attached as exhibits to the Company’s annual report on Form 10-K or quarterly report on Form 10-Q, as applicable;

4)	The Company’s annual audited financial statements (including the related notes);

5)	The form of audit opinion to be issued by the auditors on the financial statements;

6)	The disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s annual report on Form 10-K before the Form 10-K is filed with the SEC; and

7)	Recommend to the Board whether the audited financial statements, and the related MD&A disclosure, should be included in the Company’s annual report on Form 10-K for filing with the SEC; and to produce the audit committee report required to be included in the Company’s proxy statement;

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b.	With respect to the Quarterly Report on Form 10-Q, the Committee shall review and discuss with the Company’s independent auditors and management:

1)	The Company’s quarterly financial statements;

2)	The disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in the Company’s quarterly report on Form 10-Q before the Form 10-Q is filed; and

3)	Disclosure relating to the Company’s financial reporting processes, internal control over financial reporting and disclosure controls and procedures;

c.	With respect to the Company’s other public release of financial information, including earnings press releases (if any), the Committee shall review and discuss with management and the Company’s independent auditors:

1)	The Company’s earnings press releases, including the type of information to be included;

2)	Its presentation of financial information and the use of any pro forma, adjusted or other non-GAAP financial information; and

3)	Any financial information and earnings guidance provided to analysts and ratings agencies, including the type of information to be disclosed and type of presentation to be made.

IV. Oversight of Company Risks, Including Whistleblower Program

To establish and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

To review and discuss with management the risks faced by the Company and the policies, guidelines and process by which management assesses and manages the Company’s risks, including the Company’s major financial risk exposures and risks related to permitting and licensing, environmental risk, cybersecurity, liability stemming from third parties, supply chain issues, litigation risk, oversight of the Company’s personnel, and the steps management has taken to monitor and control such exposures.

To review the Company’s compliance with applicable laws and regulations and to review and oversee the Company’s policies, procedures and programs designed to promote and monitor legal, ethical and regulatory compliance, including enforcement of such Company policies;

To monitor compliance with the Company’s Code of Ethics: Our Values, Conduct and Behavior (the “Code”), to investigate any alleged breach or violation of the Code, and to enforce the provisions of the Code.

To review, with the General Counsel and outside legal counsel, legal and regulatory matters, including legal cases against or regulatory investigations of the Company and its subsidiaries, that could have a significant impact on the Company’s financial statements.

To review, approve and oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, and to develop policies and procedures for the Committee’s approval of related party transactions.

8

V. Outside Advisors

The Committee shall have the authority, in its sole discretion, to retain and obtain the advice and assistance of independent outside counsel and such other advisors as it deems necessary to fulfill its duties and responsibilities under this Charter. The Committee shall set the compensation, and oversee the work, of any outside counsel and other advisors.

The Committee shall receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for the payment of compensation to the Company’s independent auditors, any other accounting firm engaged to perform services for the Company, any outside counsel and any other advisors to the Committee.

VI. Structure and Operations

The Board shall designate a member of the Committee as the chairperson. The Committee shall meet at least 4 times a year (a minimum of once each quarter) at such times and places as it deems necessary to fulfill its responsibilities. The Committee shall report regularly to the Board on its discussions and actions, including any significant issues or concerns that arise at its meetings, and shall make recommendations to the Board as appropriate. The Committee is governed by the same rules regarding meetings (including meetings in person or by telephone or other similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

The Committee shall also meet separately, and periodically, with management and representatives of the Company’s independent auditors, and shall invite such individuals to its meetings as it deems appropriate, to assist in carrying out its duties and responsibilities as set out above. However, the Committee shall meet regularly without such individuals present.

The Committee shall review this Charter at least annually and recommend any proposed changes to the Board for approval.

VII. Delegation of Authority

The Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Committee may deem appropriate in its sole discretion.

VIII. Performance Evaluation

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

9

Appendix D

BOXABL INC. INSIDER TRADING POLICY

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

Insider Procedure

Any copy of this document is an uncontrolled diffusion.

Only the online version on the intranet can be taken as a reference.

Boxabl Confidential. All rights reserved.

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

Purpose:

The purpose of this procedure is to establish guidelines for preventing insider dealing, disclosure and illicit exploitation of inside information put in place by Boxabl (or the Company) and to remind each Boxabl associate of the rules applicable to persons who possess inside information relating to the company.

This procedure has been designed to prevent insider trading or even allegations of insider trading. Your strict adherence to this procedure will help safeguard Boxabl’s reputation and will further ensure that Boxabl conducts its business with the highest level of integrity and in accordance with the highest ethical standards. Each Boxabl associate is responsible for the consequences of his or her actions. You are responsible for understanding and complying with this procedure.

Federal and state securities laws prohibit the purchase or sale of a company’s securities by anyone who is aware of material information about that company that is not generally known or available to the public. These laws also prohibit anyone who is aware of material nonpublic information from disclosing this information to others who may trade. Companies and their controlling individuals may also incur liability if they neglect to implement reasonable measures to prevent insider trading by their personnel.

Scope:

It is important that all members of the Boxabl organization understand the breadth of activities that constitute illegal insider trading and the consequences, which can be severe. Cases have been successfully prosecuted against trading by individuals through foreign accounts, trading by family members and friends, and trading involving only a small number of shares. Both the U.S. Securities and Exchange Commission (the “SEC”) and the Financial Industry Regulatory Authority (“FINRA”) investigate and are very effective at detecting insider trading. Both the SEC and the U.S. Department of Justice pursue insider trading violations vigorously.

If you are a director, officer, associate, or consultant of Boxabl or its subsidiaries, this procedure is applicable to you. The same restrictions that apply to you also apply to your family members who reside with you, anyone else who lives in your household, and any family members who do not live in your household but whose transactions in Boxabl securities are directed by you or are subject to your influence or control (such as parents or children who consult with you before they trade in Boxabl securities). Your responsibility is to ensure that any securities transaction involving these individuals complies with the guidelines outlined in this procedure.

2

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

Table of Contents

1 Who is affected?	4
2 What is Inside Information?	4
3 Requirements applicable to everyone?	5
4 Event-specific restricted periods may apply	7
5 No trading in securities of other companies while aware of material non-public information	7
6 No “tipping” of material non-public information	8
7 Frequent trading of Boxabl securities is strongly discouraged	8
8 No short sales of Boxabl securities	8
9 No trading in derivatives of Boxabl	9
10 No hedging transactions	9
11 No margin accounts or pledges	9
12 Limited use of standing orders	9
13 No trading on rumors	10
14 Material non-public information must be kept confidential	10
15 Participation in electronic bulletin boards, chat rooms, blogs or websites must be consistent with this Procedure	10
16 Public disclosures should be made only by designated persons	11
17 Post-employment transactions may be prohibited	11
18 Exceptions	11
19 Additional Requirements Applicable to Restricted Persons	11
20 Quarterly restricted periods	12
21 Trading pre-clearance requirement for certain Restricted Persons	13
22 10b5-1 Plans	13
23 Inquiries	14

3

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

1.	Who is affected?

Any individual who holds inside information due to their role within Boxabl is considered an Insider.
Such information may be possessed by:

	●	Persons working within Boxabl
	●	Third parties with regular or occasional access to inside information by virtue of their functions, in particular those involved in significant operations or transactions with Boxabl

2.	What is Inside Information?

Also known as “Material non-public information” is any material information about Boxabl that has not yet become publicly available.

Information is “material” if a reasonable investor would likely consider it significant when deciding whether to buy, hold, or sell securities. Any information that could reasonably be expected to affect the price of the security is material. The information may be positive or negative. Financial information is frequently material, even if it covers only part of a fiscal period or less than all Boxabl’s operations, since either of these might convey enough information about Boxabl’s consolidated results to be considered material information. Other common examples of information that may be material include:

	●	Information regarding sales, revenues, or earnings (including projections)
	●	Financial forecasts of any kind, including earnings estimates, or changes in previously announced earnings estimates
	●	Significant business trends and metrics
	●	Significant proposed mergers, acquisitions, investments, or divestitures
	●	Significant developments in products or services
	●	Gain or loss of substantial customers
	●	Execution or termination of significant contracts
	●	Financings or restructurings
	●	Significant unusual gains or losses
	●	Changes in business strategies
	●	Developments in significant litigation or government investigations

4

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

● Public, private debt, or equity offerings
● Significant changes in senior management
● Boxabl share repurchases
● Stock splits or dividend information

It is not possible to define all categories of material information and you should recognize that the public, the media, and the courts may use hindsight in judging what is material. Therefore, it is important to be on the safe side and assume information is material if there is any doubt.

Information is “non-public” if it is not generally known or available to the public. Information may still be non-public even though it is widely known within Boxabl.

Release of information to the media does not immediately mean the information has become publicly available. Information is available to the public only when it has been released broadly to the marketplace (such as by a press release or an SEC filing) and the investing public has had time to absorb and evaluate it. Ordinarily, information about Boxabl should not be considered public until at least one full trading day has passed following its formal release to the market. For instance, if Boxabl releases its earnings before the market opens on a Tuesday, the earliest opportunity to trade Boxabl securities would be at the market’s opening on Wednesday, (assuming you are not aware of other material non-public information at that time). However, if Boxabl announces earnings after the market has already opened on that Tuesday, the earliest permissible time to buy or sell Boxabl securities would be at the market’s opening on the following Thursday.

3.	Requirements applicable to everyone?

No trading in Boxabl securities while aware of material non-public information

You are prohibited from engaging in any transaction in Boxabl securities while aware of material non-public information about Boxabl. It makes no difference whether you relied upon or used material non-public information in deciding to trade – if you are aware of material non-public information about Boxabl, the prohibition applies. You should avoid even the appearance of an improper transaction to preserve Boxabl’s reputation for adhering to the highest ethical standards of conduct.

5

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

This prohibition covers virtually all transactions in Boxabl securities. “Securities” includes common stock, options to purchase common stock, debt securities, preferred stock, and derivative securities such as put and call options, warrants, swaps, caps and collars. Transactions in Boxabl securities include purchases, sales, pledges, hedges, loans, and gifts of Boxabl securities, as well as other direct or indirect transfers of Boxabl securities. Certain of these transactions are addressed in more detail below and may not be permitted under this procedure. This prohibition extends to trades of Boxabl securities in which you have any “beneficial” or other interest, or over which you exercise investment control, including:

● Transactions in Boxabl securities held in joint accounts or accounts of persons or entities controlled directly or indirectly by you
● Transactions in Boxabl securities for which you act as trustee, executor, or custodian
● Transactions in any other account or investment involving in any way any Boxabl securities over which you exercise any direct or indirect control

Stock Option Exercises. This prohibition does not apply to the exercise of stock options issued under Boxabl plans if the exercise price is paid in cash or through Boxabl withholding a portion of the shares underlying the options. Similarly, Boxabl may withhold underlying shares to satisfy tax withholding requirements. This prohibition does apply, however, to sales of the underlying stock and broker-assisted cashless exercises of options, as well as to any other market sales for the purpose of generating the cash needed to cover the costs of exercise.

Vesting of Restricted Stock or other Stock Awards. This prohibition does not apply to the automatic deduction of shares by Boxabl from your restricted stock or other stock award account to satisfy the minimum statutory tax withholding liability upon the vesting of restricted stock or other stock award. The prohibition does apply, however, to any open market sale of vested shares, including to satisfy tax liabilities.

10b5-1 Plans. This prohibition does not apply to trades made pursuant to a valid “10b5-1 plan” approved by Boxabl as described below.

Dividend Reinvestment Plan. This prohibition does not apply to purchases of Boxabl stock under the Boxabl dividend reinvestment plan that result from your reinvestment of dividends paid on Boxabl stock held in such plan. This prohibition does apply, however, to other purchases of Boxabl stock under the plan that result from additional contributions you choose to make to the dividend reinvestment plan, or to increases or decreases in your level of participation in the plan. This prohibition also applies to your sale of any Boxabl securities purchased pursuant to the plan.

6

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

4.	Event-specific restricted periods may apply

While you are always responsible for personally monitoring whether you possess material non-public information, Boxabl may occasionally institute a specific “restricted period”“ on those who are aware of information that Boxabl determines may be considered material non-public information. This kind of restricted period may be imposed in connection with a potential acquisition, a financial analyst conference, an anticipated positive or negative earnings announcement, or other material development. If you are subject to the restricted period, you may not trade in any Boxabl securities, except pursuant to a 10b5 1 plan previously approved by Boxabl, until notified that the restricted period has ended.

The Legal Counsel, in consultation with the Chief Executive Officer and Chief Financial Officer, will determine whether an event-specific restricted period should be imposed. The existence of an event-specific restricted period will not be generally announced. If you are covered by the event-specific restricted period, you will be notified by the Legal Counsel. Any person made aware of an event-specific restricted period should not disclose the existence of the restricted period to anyone else.

5.	No trading in securities of other companies while aware of material non-public information

Boxabl may engage in business transactions with companies whose securities are publicly traded. These transactions may include, among other things, mergers, acquisitions, divestitures or renewal or termination of significant contracts, or other arrangements. Information learned in connection with these transactions or relationships may constitute material non-public information about the other company. You are prohibited from engaging in trading the securities of these companies when you have knowledge of material non-public information about them, as well as from disseminating this information to any other individual for the purpose of such trading.

7

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

6.	No “tipping” of material non-public information

You may not pass material non-public information about Boxabl or any other company on to others or otherwise make unauthorized disclosure or use of this information, regardless of whether you profit or intend to profit by the tipping, disclosure, or use. This practice, known as “tipping”, also violates the securities laws and can result in the same civil and criminal penalties that apply to insider trading, even though you did not trade and did not gain any benefit from another’s trading.

7.	Frequent trading of Boxabl securities is strongly discouraged

Frequent trading of Boxabl securities can create an appearance of wrongdoing even if the decision to trade was based solely on public information such as stock price ranges and other market events. You are strongly discouraged from trading in Boxabl securities for short-term trading profits. Daily or frequent trading, which can be time-consuming and distracting, is strongly discouraged. Boxabl reserves the right to request brokerage account statements to assure compliance with this and other provisions of the procedure.

8.	No short sales of Boxabl securities

You may not engage in short sales of Boxabl securities (sales of securities that are not then owned), including “sales against the box” (short sales not exceeding the number of shares already owned). Generally, short sales are transactions whereby a person will benefit from a decline in the price of the securities, and Boxabl believes it is inappropriate for a director, officer, associate or consultant to engage in these transactions with respect to Boxabl securities.

8

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

9.	No trading in derivatives of Boxabl

You may not trade in derivatives of an Boxabl security, such as exchange-traded put or call options and forward transactions.

10.	No hedging transactions

Certain forms of hedging or monetization transactions may offset a decrease, or limit your ability to profit from an increase, in the value of Boxabl securities you hold, enabling you to continue to own Boxabl securities without the full risks and rewards of ownership. Boxabl believes that such transactions separate the holder’s interests from those of other stockholders. Therefore, you and any person acting on your behalf are prohibited from purchasing any financial instruments (such as prepaid variable forward contracts, equity swaps, collars or exchange funds) or otherwise engaging in any transactions that hedge or offset any decrease in the market value of Boxabl securities or limit your ability to profit from an increase in the market value of Boxabl securities.

11.	No margin accounts or pledges

Securities held in a margin account or pledged as collateral for a loan may be sold without your consent by the broker if you fail to meet a margin call or by the lender in foreclosure if you default on the loan. Because a margin or foreclosure sale may occur at a time when you are aware of material nonpublic information or otherwise are not permitted to trade in Boxabl securities, you are prohibited from holding Boxabl securities in a margin account or pledging Boxabl securities as collateral for a loan.

12.	Limited use of standing orders

Standing orders should be used only for three business days. A standing order placed with a broker to sell or purchase stock at a specified price leaves you with no control over the timing of the transaction. A standing order transaction executed by the broker when you are aware of material nonpublic information may result in unlawful insider trading. A standing order incorporated into a 10b5-1 plan approved by Boxabl is permitted.

9

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

13.	No trading on rumors

Rumors within Boxabl concerning matters which, if true, would be material non-public information are deemed to constitute material non-public information for purposes of this procedure. You should not trade on the basis of these rumors.

14.	Material non-public information must be kept confidential

Material non-public information about Boxabl or its business partners is the property of Boxabl, and unauthorized disclosure or use of that information is prohibited. That information should be maintained in strict confidence and should be discussed, even within Boxabl, only with persons who have a “need to know.” You should exercise the utmost care and circumspection in dealing with information that may be material non-public information. Conversations in public places, such as hallways, elevators, restaurants and airplanes, involving information of a sensitive or confidential nature should be avoided. Written information should be appropriately safeguarded and should not be left where it may be seen by persons not entitled to the information. The unauthorized disclosure of information could result in serious consequences to Boxabl, whether or not the disclosure is made for the purpose of facilitating improper trading in securities.

15.	Participation in electronic bulletin boards, chat rooms, blogs, or websites must be consistent with this procedure

Any written or verbal statement that would be prohibited under the law or under this procedure is equally prohibited if made on electronic bulletin boards, chat rooms, blogs, websites, or any other form of social media, including the disclosure of material non-public information about Boxabl or material nonpublic information with respect to other companies that you come into possession of as a director, officer, associate or consultant of Boxabl.

10

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

16.	Public disclosures should be made only by designated persons

No individuals other than specifically authorized personnel should release material information to the public or respond to inquiries from the media, analysts, investors, or others outside of Boxabl. You should not respond to these inquiries unless expressly authorized to do so and should refer any inquiries to Investor Relations or Marketing.

17.	Post-employment transactions may be prohibited

The portions of this procedure relating to trading while in possession of material non-public information and the use or disclosure of that information continue to apply to transactions in Boxabl securities even after termination of employment or association with Boxabl. If you are aware of material non-public information about Boxabl when your employment or other business relationship with Boxabl ends, you may not trade in Boxabl securities or disclose the material non-public information to anyone else until that information is made public or becomes no longer material.

18.	Exceptions

In certain limited circumstances, a transaction otherwise prohibited by this procedure may be permitted if, prior to the transaction, the Legal Counsel determines that the transaction is not inconsistent with the purposes of this procedure. The existence of a personal financial emergency does not excuse you from compliance with this procedure and will not be the basis for an exception to the procedure for a transaction that is inconsistent with the purposes of the procedure.

19.	Additional Requirements Applicable to Restricted Persons

“Restricted Persons” are those who are at an enhanced risk of possessing material non-public information and who therefore must exercise greater diligence to comply with insider trading prohibitions. This group includes all members of the Board of Directors, officers and certain senior finance, legal, HR, business development, investor relations, corporate communication, and management associates, along with any other associates in roles that make it probable for them to be exposed to material non-public information. This list is updated on a quarterly basis by the Legal Counsel in consultation with the Chief Financial Officer. You will be notified by the Legal Counsel if you are considered a Restricted Person under this procedure. Board of Directors and officers are restricted individuals even if not communicated.

11

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

If you are a Restricted Person that is not a director or executive officer, the procedures set forth in this section of the procedure will cease to apply to your transactions in Boxabl securities upon the expiration of any restricted period that is applicable to your transactions at the time your employment or other relationship with Boxabl ends. Directors will remain Restricted Persons for a period of six months following the last day of service as a director of Boxabl and executive officers will remain Restricted Persons for a period of six months following the last day of employment with Boxabl.

20.	Quarterly restricted periods

No Restricted Person is permitted to partake in any transaction, including gifting, involving Boxabl securities during a quarterly restricted period, regardless of whether they are currently aware of material non-public information.

A quarterly restricted period is in effect with respect to each quarterly earnings announcement, starting on the 15th day of the third month of the applicable Boxabl fiscal quarter and ending when one full trading day has passed following the public announcement of Boxabl’s quarterly financial results. Boxabl has chosen this period because it is when there is a higher likelihood of the existence of material non-public information concerning Boxabl that could potentially be accessible to Restricted Persons.

For certain Restricted Persons designated by the Legal Counsel, in consultation with the Chief Executive Officer and the Chief Financial Officer from time to time, the quarterly restricted period may start prior to the 15th day of the third month of the quarter.

Notwithstanding the above, a quarterly restricted period does not prohibit trading in Boxabl securities pursuant to a valid pre-existing 10b5-1 plan approved by Boxabl as described below.

12

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

21.	Trading pre-clearance requirement for certain Restricted Persons

Certain Restricted Persons designated by the Legal Counsel, in consultation with the Chief Executive Officer and the Chief Financial Officer from time to time, must obtain pre-clearance by Boxabl’s Legal Counsel or, in his or her absence, Boxabl’s Chief Financial Officer (each an “Approving Person”) before engaging in any transaction involving Boxabl securities, including, but not limited to, purchases, sales, and gifts. Those Restricted Persons who are required to obtain pre-clearance will be notified from time to time by the Legal Counsel of the applicable pre-clearance or other procedures applicable to them. Each Approving Person should consult with the other Approving Person, or his or her designee, prior to granting pre-clearance for trades. Neither Approving Person may engage in a transaction in Boxabl securities unless the other Approving Person has pre-cleared the transaction.

The Approving Persons are under no obligation to approve a transaction submitted for pre-clearance and may determine not to permit a transaction, even if it would not violate the federal securities laws or a specific provision of this procedure. In certain circumstances, other associates may be asked to clear with an Approving Person all proposed transactions before initiating them. The fact that a particular intended trade has been denied pre-clearance should be treated as confidential information and should not be disclosed to any person unless authorized by the Approving Person.

If a request for pre-clearance is approved, you have three business days to affect the transaction (or, if sooner, before commencement of a quarterly or event-specific restricted period). Under no circumstance may a person trade while aware of material non-public information about Boxabl, even if pre-cleared. Thus, if you become aware of material nonpublic information after receiving pre-clearance, but before the trade has been executed, you must not affect the pre-cleared transaction.

Boxabl’s approval of any particular transaction under this pre-clearance procedure does not insulate any Restricted Person from liability under the securities laws. Under the law, the ultimate responsibility for determining whether an individual is aware of material non-public information about Boxabl rests with that individual in all cases.

13

Insider Procedure	Ref.: GMP-005
General Management Procedure	Date: November 1st , 2023

22.	10b5-1 Plans

SEC Rule 10b5-1(c) of the Securities Exchange Act of 1934 permits corporate insiders to establish written trading plans (commonly referred to as “10b5-1 plans”) that can be useful in enabling insiders to plan without fear that they might become exposed to material non-public information that will prevent them from trading. Where a valid 10b5-1 plan has been established at a time when the insider was not in possession of material non-public information, trades executed as specified by the plan do not violate the securities laws or this procedure even if the insider is in possession of material non-public information at the time the trade is executed. Trades executed as specified by the plan are not subject to the pre-clearance requirement.

To qualify as a 10b5-1 plan for purposes of this procedure, the plan must be approved in advance by the Legal Counsel, and you should allow at least five business days for that approval. One of the factors that the Legal Counsel may consider in determining whether to approve a 10b5-1 plan is compliance with Boxabl’s applicable minimum stock ownership guidelines. These pre-planned trading programs are available only to officers and such other Boxabl associates as may be designated from time to time by the Chief Executive Officer, the Chief Financial Officer, and the Legal Counsel. Boxabl reserves the right to disapprove any submitted plan and to suspend or instruct you to terminate any plan that it has previously approved.

23.	Inquiries

Any questions about this GMP, its application to a proposed transaction, or the requirements of applicable laws should be directed to the Legal Counsel.

Any copy of this document is an uncontrolled diffusion.

Only the online version on the intranet can be taken as a reference.

Boxabl Confidential. All rights reserved.

14

Appendix E

SIXTH AMENDED AND RESTATED ARTICLES OF INCORPORATION OF BOXABL INC.

First: The name of the corporation is Boxabl Inc. (the “Corporation”).

Second: The address of the registered office of the Corporation in the State of Nevada is the address of its registered agent. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

Third: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the NRS.

Fourth: The total number of shares of all classes of stock which the Corporation shall have authority to issue is Thirty-Two Billion Two Hundred Million (32,200,000,000) shares of capital stock, consisting of (a) 17,800,000,000 shares of Common Stock, $0.00001 par value per share (“Common Stock”), and (b) 14,400,000,000 shares of Preferred Stock, $0.00001 par value per share (“Preferred Stock”). The Board is hereby vested, to the fullest extent permitted under the NRS, with the authority to designate from time to time one or more series of Preferred Stock and to fix for each such series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolutions adopted by the Board providing for the designation of such series and the filing with the Nevada Secretary of State of an amendment to these Sixth Amended and Restated Articles of Incorporation (as amended from time to time, the “Articles of Incorporation”) or a corresponding certificate of designation, including, without limitation, the authority to provide that any such series may be (a) subject to redemption at such time or times and at such price or prices, (b) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series, or (c) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation, all as may be stated in such resolution or resolutions.

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.	COMMON STOCK.

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of Preferred Stock set forth herein.

2. Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

B.	PREFERRED STOCK.

Preferred Stock may be issued from time to time in one or more series, each of such series to consist of such number of shares and to have such terms, rights, powers and preferences, and the qualifications and limitations with respect thereto, as stated or expressed herein. The first series of Preferred Stock shall be designated “Series A Preferred Stock” and shall consist of 250,000,000 shares; the second series of Preferred Stock shall be designated “Series A-1 Preferred Stock” and shall consist of 1,100,000,000 shares; the third series of Preferred Stock shall be designated “Series A-2 Preferred Stock” and shall consist of 2,050,000,000 shares; the fourth series of Preferred Stock shall be designated as “Series A-3 Preferred Stock” and shall consist of 8,750,000,000 shares; and there remains 2,250,000,000 shares of undesignated Preferred Stock (until such time, if any, as such remaining shares are designated as provided in this Article Fourth). Preferred Stock shall be entitled and subject to the following rights, preferences, powers, privileges and restrictions, qualifications and limitations. Unless otherwise indicated, references to “sections” or “subsections” in this Part B of this Article Fourth refer to sections and subsections of Part B of this Article Fourth.

1. Dividends. The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Corporation (other than dividends on shares of Common Stock payable in shares of Common Stock) unless (in addition to the obtaining of any consents required elsewhere in the Articles of Incorporation) the holders of Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Preferred Stock in an amount equal to the dividend payable on each outstanding share of Common Stock.

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2. Liquidation, Dissolution or Winding Up: Certain Mergers, Consolidations and Asset Sales.

2.1 Preferential Payments to Holders of Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, and in the event of a Deemed Liquidation Event (as defined below), the holders of shares of Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or out of the Available Proceeds (as defined below), as applicable, before any payment shall be made to the holders of Common Stock by reason of their ownership thereof: an amount per share equal to the greater of (a) with respect to the holders of Series A Preferred Stock, (i) one (1) times the Series A Original Issue Price (as defined below), plus any dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series A Preferred Stock been converted into Common Stock on a 1:1 (i.e., l share of Series A Preferred Stock for 1 share of Common Stock) basis immediately prior to such liquidation, dissolution, winding up or Deemed Liquidation Event (the amount payable pursuant to clause (a) of this sentence is hereinafter referred to as the “Series A Liquidation Amount”), (b) with respect to the holders of Series A-1 Preferred Stock, (i) one (1) times the Series A-1 Original Issue Price (as defined below), plus any dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series A-1 Preferred Stock been converted into Common Stock on a 1:1 (i.e., 1 share of Series A-1 Preferred Stock for 1 share of Common Stock) basis immediately prior to such liquidation, dissolution, winding up or Deemed Liquidation Event (the amount payable pursuant to clause (b) of this sentence is hereinafter referred to as the “Series A-1 Liquidation Amount”) , (c) with respect to the holders of Series A-2 Preferred Stock, (i) one (1) times the Series A-2 Original Issue Price (as defined below), plus any dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series A-2 Preferred Stock been converted into Common Stock on a 1:1 (i.e., 1 share of Series A- 2 Preferred Stock for 1 share of Common Stock) basis immediately prior to such liquidation, dissolution, winding up or Deemed Liquidation Event (the amount payable pursuant to clause (c) of this sentence is hereinafter referred to as the “Series A-2 Liquidation Amount”), and (d) with respect to the holders of Series A-3 Preferred Stock, (i) one (1) times the Series A-3 Original Issue Price (as defined below), plus any dividends declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of Series A-3 Preferred Stock been converted into Common Stock on a 1:1 (i.e., 1 share of Series A-3 Preferred Stock for 1 share of Common Stock) basis immediately prior to such liquidation, dissolution, winding up or Deemed Liquidation Event (the amount payable pursuant to clause (d) of this sentence is hereinafter referred to as the “Series A-3 Liquidation Amount”). If upon any such liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Preferred Stock the full amount to which they shall be entitled under this Subsection 2.1, the holders of shares of Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. Following the stock split effectuated November 23, 2021, the “Series A Original Issue Price” shall mean $0.017 per share, the “Series A-1 Original Issue Price” shall mean $0.079 per share, the “Series A-2 Original Issue Price” shall mean $0.80 per share, and the “Series A-3 Original Issue Price” shall mean $0.80 per share, in each case subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock, the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, or the Series A-3 Preferred Stock, as the case may be.

2.2 Payments to Holders of Common Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment in full of all Series A Liquidation Amounts, all Series A-1 Liquidation Amounts, all Series A-2 Liquidation Amounts, and all Series A-3 Liquidation Amounts required to be paid to the holders of shares of Series A Preferred Stock, Series A-1 Preferred Stock, Series A-2 Preferred Stock, and Series A-3 Preferred Stock, respectively, the remaining assets of the Corporation available for distribution to its stockholders or, in the case of a Deemed Liquidation Event, the consideration not payable to the holders of shares of Preferred Stock pursuant to Section 2.1 or the remaining Available Proceeds, as the case may be, shall be distributed among the holders of shares of Common Stock, pro rata based on the number of shares held by each such holder.

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2.3 Deemed Liquidation Events.

2.3.1 Definition. Each of the following events shall be considered a “Deemed Liquidation Event” unless the holders of at least fifty-one percent (51%) of the outstanding shares of Preferred Stock, acting together as a single class on an as-converted basis (the “Requisite Holders”), elect otherwise by written notice sent to the Corporation at least fifteen (15) days prior to the effective date of any such event:

(a) a merger, consolidation or statutory share exchange in which:

(i) the Corporation is a constituent party; or

(ii) a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger, consolidation or statutory share exchange involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger, consolidation or statutory share exchange continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation, or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or

(b) (i) the sale, transfer or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole; or

(ii) the sale or disposition (whether by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2.3.2 Effecting a Deemed Liquidation Event. The Corporation shall not have the power to effect a Deemed Liquidation Event referred to in Subsection 2.3.1(a)(i) unless the agreement or plan of merger or consolidation for such transaction (the “Merger Agreement”) provides that the consideration payable to the stockholders of the Corporation in such Deemed Liquidation Event shall be paid to the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2.

2.3.3 Amount Deemed Paid or Distributed. The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any such merger, consolidation, statutory share exchange, sale, transfer, other disposition or redemption shall be the cash or the value of the property, rights or securities to be paid or distributed to such holders pursuant to such Deemed Liquidation Event. The value of such property, rights or securities shall be determined in good faith by the Board.

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2.3.4 Allocation of Escrow and Contingent Consideration. In the event of a Deemed Liquidation Event pursuant to Subsection 2.3.1(a)(i), if any portion of the consideration payable to the stockholders of the Corporation is payable only upon satisfaction of contingencies (the “Additional Consideration”), the Merger Agreement shall provide that (a) the portion of such consideration that is not Additional Consideration (such portion, the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2 as if the Initial Consideration were the only consideration payable in connection with such Deemed Liquidation Event, and (b) any Additional Consideration which becomes payable to the stockholders of the Corporation upon satisfaction of such contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2 after taking into account the previous payment of the Initial Consideration as part of the same transaction. For the purposes of this Subsection 2.3.4, consideration placed into escrow or retained as a holdback to be available for satisfaction of indemnification or similar obligations in connection with such Deemed Liquidation Event shall be deemed to be Additional Consideration.

3. Voting. To the fullest extent permitted under the NRS and other applicable law, the holders of Preferred Stock shall not be entitled to vote on any matter submitted to the stockholders of the Corporation for a vote, including, without limitation, any voting right otherwise afforded to the holders of Preferred Stock under NRS 78.2055, NRS 78.207 or NRS 78.390, which are hereby denied.

4. Mandatory Conversion.

4.1 Trigger Events. At such date and time as is specified by the Board in connection with, but prior to, (a) the closing of the sale of shares of Common Stock to the public in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (b) an offering of shares of Common Stock to the public pursuant to Regulation A of the Securities Act of 1933, as amended (such date and time is referred to herein as the “Mandatory Conversion Time”), then (i) all outstanding shares of Preferred Stock shall automatically be converted into shares of Common Stock on a 1:1 (i.e., 1 share of Preferred Stock for 1 share of Common Stock) basis, and (ii) such shares may not be reissued by the Corporation.

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4.2 Procedural Requirements. All holders of record of shares of Preferred Stock shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Preferred Stock pursuant to this Section 4. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time. Upon receipt of such notice, each holder of shares of Preferred Stock in certificated form shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. If so required by the Corporation, any certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. All rights with respect to Preferred Stock converted pursuant to Subsection 4.1, including the rights, if any, to receive notices (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender any certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of any certificate or certificates of such holders (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Subsection 4.2. As soon as practicable after the Mandatory Conversion Time and, if applicable, the surrender of any certificate or certificates (or lost certificate affidavit and agreement) for Preferred Stock, the Corporation shall (a) issue and deliver to such holder, or to his, her or its nominees, a notice of issuance of uncertificated shares and may, upon written request, issue and deliver a certificate for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof, and (b) pay any declared but unpaid dividends on the shares of Preferred Stock converted.

4.3 Effect of Mandatory Conversion. All shares of Preferred Stock shall, from and after the Mandatory Conversion Time, no longer be deemed to be outstanding and, notwithstanding the failure of the holder or holders thereof to surrender the certificates for such shares on or prior to such time, all rights with respect to such shares shall immediately cease and terminate at the Mandatory Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any declared but unpaid dividends. Such converted Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Preferred Stock accordingly.

5. Redeemed or Otherwise Acquired Shares. Any shares of Preferred Stock that are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any rights granted to the holders of Preferred Stock following redemption.

6. Waiver. Any of the rights, powers, preferences and other terms of Preferred Stock set forth herein may be waived on behalf of all holders of Preferred Stock by the affirmative written consent or vote of the Requisite Holders.

7. Notices. Any notice required or permitted by the provisions of this Article Fourth to be given to a holder of shares of Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the NRS, and shall be deemed sent upon such mailing or electronic transmission.

Fifth: Subject to any additional vote required by the Articles of Incorporation or bylaws of the Corporation, in furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, repeal, alter, amend and rescind any or all of the bylaws of the Corporation.

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Sixth: Subject to any additional vote required by the Articles of Incorporation, the number of directors of the Corporation shall be determined in the manner set forth in the bylaws of the Corporation.

Seventh: Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

Eighth: Meetings of stockholders may be held within or without the State of Nevada, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Nevada at such place or places as may be designated from time to time by the Board or in the bylaws of the Corporation.

Ninth: To the fullest extent permitted under the NRS and other applicable law, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS and other applicable law and neither a director nor an officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. If the NRS or any other law of the State of Nevada is amended after approval by the stockholders of this Article Ninth to further eliminate or limit or authorize corporate action to further eliminate or limit the personal liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS or any other law, as so amended. Any repeal or modification of the foregoing provisions of this Article Ninth by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of, or increase the liability of any director or officer of the Corporation with respect to any acts or omissions of such director or officer occurring prior to, such repeal or modification.

Tenth: To the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and 78.752) and other applicable law, the Corporation shall indemnify any current and former directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation. Any amendment to or repeal of any provision or section of this Article Tenth shall be prospective only and shall not apply to or have any effect on the right or protection of, or the liability or alleged liability of, any current or former director or officer of the Corporation existing prior to or at the time of such amendment or repeal. In the event of any conflict between any provision of this Article Tenth and any other article of the Articles of Incorporation, the terms and provisions of this Article Tenth shall control.

In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such directors or officers in their respective capacities as directors or officers of the Corporation shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

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Eleventh: The Corporation renounces, to the fullest extent permitted by law, any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of (a) any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, or (b) any holder of Preferred Stock or any partner, member, director, stockholder, employee, affiliate or agent of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively, the persons referred to in clauses (a) and (b) are “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation. Any repeal or modification of this Article Eleventh will only be prospective and will not affect the rights under this Article Eleventh in effect at the time of the occurrence of any actions or omissions to act giving rise to liability.

Twelfth: To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative (a) brought in the name or right of the Corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of the Articles of Incorporation (including any Preferred Stock designation) or the bylaws, (d) to interpret, apply, enforce or determine the validity of the Articles of Incorporation (including any Preferred Stock designation) or the bylaws or (e) asserting a claim governed by the internal affairs doctrine; provided that such exclusive forum provisions shall not apply to suits brought to enforce any liability or duty created by the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or to any claim for which the federal courts have exclusive jurisdiction. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor.

Thirteenth: For purposes of Section 500 of the California Corporations Code (if and to the extent applicable), in connection with any repurchase of shares of Common Stock permitted under the Articles of Incorporation from employees, officers, directors or consultants of the Corporation in connection with a termination of employment or services pursuant to agreements or arrangements approved by the Board (in addition to any other consent required under the Articles of Incorporation), such repurchase may be made without regard to any “preferential dividends arrears amount” or “preferential rights amount” (as those terms are defined in Section 500 of the California Corporations Code). Accordingly, for purposes of making any calculation under California Corporations Code Section 500 in connection with such repurchase, the amount of any “preferential dividends arrears amount” or “preferential rights amount” (as those terms are defined therein) shall be deemed to be zero (0).

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Fourteenth: To the fullest extent permitted by law, each and every natural person, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of the capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (a) the Articles of Incorporation (including Article Twelfth), (b) the bylaws, and (c) any amendment to the Articles of Incorporation or the bylaws enacted or adopted in accordance with the Articles of Incorporation, the bylaws and applicable law.

Fifteenth: Notwithstanding anything to the contrary in the Articles of Incorporation or the bylaws, the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).

Sixteenth: At such time, if any, as the Corporation becomes a “resident domestic corporation” (as defined in NRS 78.427), the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as amended from time to time, or any successor statutes.

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Appendix F

AMENDED BOXABL INC.

2021 STOCK INCENTIVE PLAN

EFFECTIVE DATE: October 4, 2021

APPROVED BY STOCKHOLDERS: October 4, 2021

EXPIRATION DATE: October 4, 2031

ARTICLE 1

PURPOSE; EFFECTIVE DATE; EXPIRATION DATE

1.1 PURPOSE. The purpose of the Boxabl Inc. 2021 Stock Incentive Plan (as amended hereby and as further amended from time to time, the “Plan”) is to promote the interests and long-term success of Boxabl Inc., a Nevada corporation (the “Company”), and its stockholders by providing an incentive to attract, retain and reward certain employees, non-employee directors of, and Consultants to, the Company or an Affiliate, and to motivate such persons to contribute to the continued growth and success of the Company. To further these objectives, this Plan provides for the award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Stock Grants.

1.2 EFFECTIVE DATE. The Plan is effective on the date set forth above as such, which is the date it was first approved by the Company’s stockholders (the “Effective Date”). The terms of the Plan were further amended on August [●], 2024 (the “Amendment Date”) to correct a scrivener’s error, to clarify some terms, and to change other terms of the Plan. Solely to the extent that any amended term of the Plan would have required the consent of a Participant holding an outstanding Award as of the Amendment Date pursuant to Section 12.2 below, such term, as in effect immediately prior to the Amendment Date, shall apply to such Award.

1.3 EXPIRATION DATE. Unless sooner terminated by the Company’s Board of Directors (the “Board”), the Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the Award Agreement.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

2.1 DEFINITIONS. The following words and phrases shall have the following meanings:

(a) “Affiliate” means: (i) a corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as is the Company; or (ii) any other trade or business (whether or not incorporated) controlling, controlled by, or under common control with the Company (within the meaning of Section 414(c) of the Code).

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Stock Grant Award granted to a Participant pursuant to the Plan.

(c) “Award Agreement” means any written agreement, contract, or other instrument or document including an electronic agreement or document evidencing an Award, regardless of whether the Participant’s signature or acknowledgement is required.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, with respect to a Participant and as determined by the Board, any one or more of the following events, unless such term or a similar term is defined otherwise in the Participant’s Award Agreement, an employment agreement and/or similar written agreement entered into between the Participant and the Company (in which case, the definition of “Cause” or similar term set forth in one or more of such other agreements shall control, as determined by the Board): (i) any act or omission constituting a breach by the Participant of any provision of this Plan or any other written agreement that the Participant has entered into with the Company (including, without limitation, any confidentiality, non-competition or non-solicitation agreement); (ii) any act or other misconduct that is injurious to the goodwill and/or reputation of the Company in the community or any act that results in or could result in significant reputational harm to the Company; (iii) any act of misappropriation, fraud (including, without limitation, with respect to the Company’s accounting and financial statements), embezzlement, or conversion by the Participant of the Company’s or any Affiliate’s or any customer’s property; (iv) the Participant’s conviction of, or plea of guilty or no contest to, any felony or other crime (excluding minor traffic offenses); (v) the Participant’s negligence or refusal or failure to perform the duties assigned to the Participant by the Company or the Participant’s failure to devote his or her full working time and efforts to the business and affairs of the Company (e.g., no moonlighting unless approved in writing by the Board); (vi) the Participant’s violation of a policy of the Company applicable to the Participant; (vii) the Participant is charged with or pleads no contest to any felony involving dishonesty, fraud, moral turpitude, embezzlement or theft, or any crime involving the business of the Company; (viii) the Participant’s misuse or abuse of controlled substances and/or prescription drugs during working hours or at any work-related event or after working hours if it negatively impacts Participant’s ability to effectively perform the Participant’s role with the Company; or (ix) the Participant has made oral or written statements disparaging the reputation of the Company, any Affiliate, any customer of the Company or any Affiliate, or any products or services of the Company, any Affiliate, or any customer of the Company or any Affiliate. Nothing in this Plan or any Award Agreement shall be construed to limit, impede, or impair the right or obligation of a Participant to report any illegal, improper, or other inappropriate conduct to any government agency regarding matters that are within the jurisdiction of such agency.

(f) “Change of Control” means any one or more of the following events: (i) the date that any one person, or more than one person acting as a group (as determined in accordance with Treasury Regulation Section 1.409A-3(i)(5)), acquires ownership of stock of the Company that, together with stock held by such person or group constitutes more than 51% of the total fair market value or total voting power of the stock of the Company; or (ii) the date that any one person, or more than one person acting as a group (as determined in accordance with Treasury Regulation Section 1.409A-3(i)(5)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 51% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. The acquisition of stock of the Company or voting power of the stock of the Company by a Permitted Transferee, or the transfer of assets to a Permitted Transferee, will be disregarded for purposes of determining whether a “Change of Control” has occurred. In addition, a transfer to an entity shall be disregarded for purposes of this Plan and will not be treated as a “Change of Control,” if immediately after such transfer, Permitted Transferees own a majority of outstanding equity interests of the entity to which the assets are transferred. The transfer of equity interests or assets of the Company in connection with a bankruptcy filing by or against the Company under Title 11 of the United States Code will not be considered to be a “Change of Control” for purposes of this Plan. Notwithstanding the foregoing, a Change of Control shall not occur for purposes of this Plan in the case of Awards that are subject to the requirements of Section 409A unless such Change of Control also constitutes a “change in control event” as defined in Section 409A.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(h) “Company” means Boxabl Inc., a Nevada corporation.

(i) “Consultant” means a consultant or adviser who provides services to the Company or an Affiliate as an independent contractor and not as an employee; provided, however, that a Consultant may become a Participant in this Plan only if the Consultant: (i) is a natural person; (ii) provides bona fide services to the Company; and (iii) provides services that are not in connection with the offer or sale of the Company’s securities in a capital-raising transaction and do not promote or maintain a market for the Company’s securities. For the avoidance of doubt, non-employee directors of the Board are not considered to be Consultants for purposes of the Plan.

(j) “Disability” shall have the meaning ascribed to it in Section 22(e)(3) of the Code, unless a different definition is provided in the Award Agreement; provided however, to the extent any Award is subject to the requirements of Section 409A, the circumstances must also constitute a “disability” within the meaning of Treasury Regulation Section 1.409A-3(i)(4) to the extent required to not violate the requirements of Section 409A applicable to the Award.

(k) “ERISA” means Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(m) “Fair Market Value” means the closing price of the shares of Stock on a national securities exchange on which it is principally traded on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares of Stock were traded, as reported by the National Quotation Bureau, Inc. or other national quotation service. If the shares are not traded on a national securities exchange but are traded in the over-the-counter market, fair market value of Stock means the closing “asked” price of the shares in the over-the-counter market on the day on which such value is to be determined or, if such “asked” price is not available, the last sales price on such day or, if no shares of Stock were traded on such day, on the next preceding day on which shares of Stock were traded, as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ) or other national quotation service. If the Stock is traded neither on a national securities exchange nor in the over-the-counter market, the fair market value of Stock shall be determined based upon such factors as the Board shall reasonably deem appropriate, including without limitation prices or values at which the Stock has most recently been issued to third parties or redeemed or purchased from stockholders and, if applicable, the requirements of Section 409A.

(n) “Grant Date” means the date the Board approves the Award or a date in the future on which the Board determines an Award will become effective.

(o) “Incentive Stock Option” means an Option that is designated as an Incentive Stock Option in the applicable Award Agreement and satisfies the requirements of Section 422 of the Code and the regulations thereunder.

(p) “Insider” means directors and officers of the Company as well as any shareholder owning more than ten percent (10%) of the Company’s outstanding shares, as well as any other person or entity that is considered to be an insider pursuant to Section 16 of the Exchange Act.

(q) “Non-Qualified Stock Option” means an Option that is not an “Incentive Stock Option” as defined in Section 422 of the Code and the regulations thereunder.

(r) “Option” means a right granted to a Participant pursuant to Article 6 to purchase Stock at a specified price during specified time periods.

(s) “Participant” means a person who, as an employee, officer, or non-employee director of, or Consultant to, the Company or any Affiliate, has been granted an Award pursuant to the Plan.

(t) “Permitted Transferee” means: (i) the Company; (ii) any stockholder of the Company; (iii) any Affiliate of the Company; (iv) any employee benefit plan established or maintained for the benefit of some or all of the employees of the Company or any Affiliate; or (v) any trust, partnership, corporation, limited liability company, limited partnership, or other entity established or created by any stockholder of the Company, but only if, and so long as such stockholder or members of his or her immediate family is or are the owners or holders of a majority of all the classes or forms of voting ownership or beneficiary interests in such an entity.

(u) “Plan” means this Boxabl Inc. 2021 Stock Incentive Plan, as amended hereby and as it may be further amended from time to time.

(v) “Restricted Stock” means Stock granted to a Participant pursuant to Article 8 that is subject to certain restrictions and a risk of forfeiture.

(w) “Restricted Stock Unit” means a right granted to a Participant pursuant to Article 8 to receive cash or Stock in the future, the payment of which is subject to certain restrictions and a risk of forfeiture.

(x) “Section 409A” means, collectively, the statutory provisions of Section 409A of the Code and any Treasury Regulations and other interpretive guidance issued thereunder.

(y) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(z) “Separation from Service” is a term that only applies in the context of an Award that the Company concludes is subject to Section 409A. In that limited context, the term “Separation from Service” shall have the meaning ascribed to it in Treasury Regulation Section 1.409A-1(h) (applying the default rules of Treasury Regulation Section 1.409A-1(h)).

(aa) “Stock” means the common stock of the Company.

(bb) “Stock Appreciation Right” or “SAR” means a right to receive a payment equal to the excess of the Fair Market Value of one share of Stock on the date of settlement of the SAR over the base value of the SAR as determined pursuant to Article 7 and the applicable Award Agreement.

(cc) “Stock Grant Award” means Stock granted to a Participant pursuant to Article 9.

ARTICLE 3

ADMINISTRATION

3.1 BOARD. The Plan shall be administered by the Board or a committee made up of members of the Board appointed by the Board, solely to the extent such committee is delegated some or all of the authority of the Board to administer the Plan (if the Board appoints a committee, references in this Plan to Board shall be deemed to refer to the committee appointed by the Board). The Board, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, to exercise the authority provided under Section 3.3 below, and to make all other determinations necessary for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan.

3.2 ACTION BY THE board. A majority of the Board shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved by unanimous written consent of the Board in lieu of a meeting, shall be deemed the acts of the Board. Each member of the Board is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

3.3 AUTHORITY OF board. Except as otherwise provided in the Plan or an Award Agreement, the Board shall have the authority, in its sole discretion, to: (a) designate the Participants who are entitled to receive Awards under the Plan; (b) determine the type(s) of Awards to be granted to each Participant; (c) determine the times when Awards shall be granted; (d) determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate; (e) determine the purchase price, exercise price, or base value, if any, for an Award; (f) determine the period(s) during which Awards shall be exercisable (whether in whole or in part); (g) determine the restrictions applicable to Awards; (h) prescribe the form of each Award Agreement, which need not be the same for each Participant or as between Awards granted to the same Participant; (i) determine whether, and to what extent, and pursuant to what circumstances, an Award may be settled in, or the exercise price may be paid in, cash, Stock, other Awards, or other property, and to what extent an Award may be cancelled, forfeited or surrendered; (j) determine all other terms and provisions of any Award which need not be the same for each Participant or as between Awards granted to the same Participant; (k) determine the schedule for lapse of forfeiture restrictions or restrictions on exercisability of an Award and accelerations or waivers thereof, based in each case on such considerations as the Board in its sole discretion determines; (l) establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; (m) interpret the terms of, and any matter arising, pursuant to the Plan and to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement; (n) relating to Participants residing outside of the United States, modify the terms of their Award to comply with the applicable rules and regulations in the jurisdiction of the Participants’ residence, and (o) make all other decisions and determinations that may be required pursuant to the Plan or as the Board deems necessary or advisable to administer the Plan. The foregoing list of powers is not intended to be complete or exclusive and, to the extent not contrary to the express provisions of the Plan, the Board shall have such powers, whether or not expressly set forth in this Plan, that it may determine necessary or appropriate to administer the Plan.

3.4 DECISIONS BINDING. The Board’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions, determinations, or other actions taken by the Board in good faith with respect to the Plan are final, binding, and conclusive on all parties. No employee or member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan. To the extent permitted by law, the Company shall indemnify each member of the Board and/or Board, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed proceeding, whether civil, criminal, administrative, or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1 ELIGIBILITY. Persons eligible to participate in this Plan include employees, non-employee directors of, and Consultants to, the Company or an Affiliate, as determined by the Board. To the extent permitted by applicable law, Awards may also be granted to prospective employees and non-employee members of the Board but no portion of any such Award shall vest, become exercisable, be issued or become effective prior to the date on which such individual begins providing services to the Company or any Affiliate.

4.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Board may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No employee, non-employee director, or Consultant shall have a right to be selected as a Participant, or having been so selected, to be selected again as a Participant.

4.3 SECTION 16. Awards under the Plan made to Insiders shall be made by the full Board unless at such time of an Award there shall be two or more non-employee Directors (as defined in Section 16 of the Exchange Act). Additionally, Awards to Insiders which are subject to Section 16 reporting under the Exchange Act are intended to comply with and avail the Insiders of the exemptions provided by Section 16(b) of the Exchange Act and the rules promulgated thereunder, as further described in Section 13.9, herein.

4.4 INSIDER TRADING POLICY. Each Participant shall comply and be subject to the restrictions set forth in the insider trading policy, if any, adopted by the Company, as may be amended from time to time; provided that the Company supplies each Participant with a copy of said policy.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES. Subject to the adjustments described in Article 11, the total number of shares of Stock reserved and available for grant pursuant to the Plan shall be, and shall not exceed, 550,000,000. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.2 SHARE COUNTING. To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award will again become available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent an Award is settled in cash, rather than in Stock, no shares of Stock shall be counted against the shares of Stock available for grant pursuant to this Plan. To the extent permitted by applicable law, shares of Stock issued outside of the Plan in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate shall not be counted against the shares of Stock available for grant pursuant to this Plan. Notwithstanding the foregoing and to the extent allowable under Section 422 of the Code, any shares of Stock that become available for issuance under the Plan pursuant to this Section 5.2 may be issued pursuant to Incentive Stock Options.

5.3 SHARE RESERVE LIMITATION. Only to the extent required by Section 260.140.45 of Title 10 of the California Code of Regulations, the total number of shares of Stock issuable upon exercise of all outstanding Options and the total number of shares of Stock provided for under any stock bonus or similar plan of the Company shall not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations, based on the shares of Stock of the Company that are outstanding at the time the calculation is made.

ARTICLE 6

STOCK OPTIONS

6.1 GENERAL. Options may be granted to Participants at any time and from time to time as shall be determined by the Board.

(a) Exercise Price. The exercise price per share of Stock granted pursuant to an Option shall be no less than 100.00% of the Fair Market Value of one share of Stock as of the Grant Date; provided, however, an Option may be granted with an exercise price per share of Stock lower than 100.00% of the Fair Market Value of one share of Stock on the Grant Date if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code (regardless of whether such options are Incentive Options) and provided that such grant does not result in the Option being subject to the requirements of Section 409A.

(b) Time and Conditions of Exercise. The Board shall determine the time or times at which an Option may be exercised in whole or in part provided that the term of any Option granted under the Plan shall not exceed ten (10) years from the Grant Date, subject to Section 6.2(d) below. The Board shall also determine the performance, vesting, or other conditions, if any, that must be satisfied before all or part of an Option may be exercised; provided, however, all vesting shall cease once the Participant’s employment or service terminates and, if the Participant’s employment or service is terminated by the Company for Cause, all unexercised Options shall immediately lapse even if the Options previously vested.

(c) Payment. The exercise price for any Option shall be paid in cash or certified check. In the Award Agreement, the Board also may prescribe other methods by which the exercise price of an Option may be paid and the form of payment including, without limitation, any net-issuance arrangement, cashless exercise method, or other property acceptable to the Board, and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

6.2 INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be granted only to Participants who are employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 6.2:

(a) Exercise Price. Subject to Section 6.2(d), the exercise price per share of Stock granted pursuant to an Incentive Stock Option shall be no less than the Fair Market Value of one share of Stock as of the Grant Date, subject to Section 6.2(d) below.

(b) Lapse of Option. An Incentive Stock Option shall lapse in the following circumstances:

(i) The Incentive Stock Option shall lapse ten (10) years from the Grant Date, unless an earlier time is set in the Award Agreement, subject to Section 6.2(d) below.

(ii) The Incentive Stock Option shall lapse three (3) months following the effective date of the Participant’s termination of employment, unless otherwise provided in the Award Agreement or Section 6.2(b) or Section 6.2(b)(iii) of this Plan.

(iii) If the Participant has a termination of employment on account of Disability or death before the Option lapses pursuant to paragraph (i) or (ii) above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of: (A) the scheduled expiration date of the Option; or (B) twelve (12) months after the date of the Participant’s termination of employment on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision, determined based on the order in which such Incentive Stock Options were granted to the Participant). To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a per-share exercise price that is not less than 110% of Fair Market Value of one share of Stock on the Grant Date and the Option is exercisable for no more than five (5) years from the Grant Date.

(e) Right to Exercise. Except as provided in Section 6.2(b)(iii), during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(f) Aggregate Limit. The maximum aggregate number of shares of Stock available for grant under the Plan as Incentive Stock Options is the same numeric limit set forth in Section 5.1.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1 GENERAL. SARs may be granted to Participants at any time and from time to time as shall be determined by the Board.

7.2 BASE VALUE. Unless otherwise determined by the Board in the Award Agreement, the base value per share of Stock granted pursuant to a SAR shall be equal to the Fair Market Value of one share of Stock as of the Grant Date.

7.3 RESTRICTIONS. SARs granted under the Plan shall be settled at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Participants or as between SARs granted to the same Participant; provided, however, that no SAR shall be settled later than ten (10) years from the Grant Date.

7.4 SETTLEMENT. Upon settlement of the SAR, the Participant shall be entitled to receive payment of an amount determined by multiplying: (a) the difference, if any, between the Fair Market Value of one share of Stock on the date of settlement and the base value of one share of Stock on the Grant Date; and (b) the number of shares of Stock with respect to which the SAR is settled. Payment for SARs shall be in cash, shares of Stock of equivalent value, or in a combination thereof, as determined by the Board.

ARTICLE 8

RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

8.1 GENERAL – Restricted Stock Awards. Restricted Stock Awards may be granted to Participants at any time and from time to time as determined by the Board.

(a) Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Board may impose (including, without limitation, continued employment, performance conditions, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as determined by the Board.

(b) Forfeiture. Except as otherwise determined by the Board in the Award Agreement, an employment agreement or similar agreement or otherwise, upon a termination of employment (or termination of service in the case of a non-employee director or Consultant) during the applicable restriction period, all vesting shall cease and Restricted Stock that is at that time still subject to restrictions shall be forfeited.

(c) Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Board shall determine. Unless otherwise determined by the Board, any certificates representing shares of Restricted Stock shall be held by the Company for the benefit of the Participant. The Company shall hold such certificates in trust for the benefit of the Participant and in no event shall the holding of such certificates be deemed to vest in the Company any ownership interest in the Restricted Stock represented by such certificates. Unless otherwise requested by the Participant or determined by the Board, when the Restricted Stock becomes vested, the Company will continue to hold the stock certificates representing the Participant’s Restricted Stock for the benefit of the Participant.

8.2 GENERAL – RESTRICTED STOCK UNIT AWARDS. Restricted Stock Units may be granted to Participants at any time and from time to time as determined by the Board.

(a) Restrictions. Restricted Stock Unit Awards grant the Participant the right to receive a specified number of shares of Stock, or a cash payment equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock, or a combination thereof, subject to such conditions and/or restrictions as the Board may impose.

(b) Forfeiture. Except as otherwise determined by the Board in the Award Agreement, an employment agreement or similar agreement or otherwise, upon a termination of employment (or termination of service in the case of a non-employee director or Consultant) during the applicable restriction period, all vesting shall cease and Restricted Stock Units that are at that time still subject to restrictions shall be forfeited.

(c) Payment. Payment for vested Restricted Stock Units shall be made in the manner and at the time designated by the Board in the Award Agreement.

ARTICLE 9

STOCK GRANT AWARDS

9.1 STOck grant awards. Stock Grant Awards may be granted to Participants at any time and from time to time as determined by the Board. A Stock Grant Award grants the Participant the right to receive (or purchase at such price as determined by the Board) a designated number of shares of Stock free of any vesting restrictions. The purchase price, if any, for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Board. A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

10.1 AWARD AGREEMENTS; CLAWBACK. All Awards shall be evidenced by an Award Agreement. The Award Agreement shall include such terms and provisions as the Board determines to be appropriate. The terms of the Award Agreement may vary depending on the type of Award, the Participant or classification of the Participant to whom the Award is made and such other factors as the Board determines to be appropriate. In an Award Agreement, the Board may include a reference to a clawback policy, as may be implemented by the Company, or provisions calling for the recapture or clawback of all or any portion of an Award to the extent necessary to comply with Company policy or applicable law, including, but not limited to, the final rules issued by the Securities and Exchange Commission or the rules and regulations of any national securities exchange or automated quotation system on which the Stock may be listed. The Board also may include other clawback provisions in the Award Agreement as it determines to be appropriate. By accepting an Award, each Participant agrees to be bound by, and comply with, the terms of any such recapture or clawback provisions or clawback policy and with any Company request or demand for recapture or clawback.

10.2 EXCHANGE PROVISIONS. Subject to Article 12, the Board may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Board determines and communicates to the Participant at the time the offer is made. Any actions taken by the Board pursuant to this Section 10.2 shall be taken in compliance with Section 409A.

10.3 LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company. Except as otherwise provided by the Board, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Board shall have the authority to adopt a policy that is applicable to existing Awards, new Awards, or both, which permits a Participant to transfer Awards during his or her lifetime to any family member (as defined in General Instruction A.1(a)(5) of Form S-8), provided that no value or consideration is received by the Participant with respect to such transfer. For the avoidance of doubt, the transfer of any Awards requires the approval and written authorization of the Board. In the event an Award is transferred as permitted by such policy, such transferred Award may not be subsequently transferred by the transferee (other than another transfer meeting the conditions set forth in the policy) except by will or the laws of descent and distribution. A transferred Award shall continue to be governed by and subject to the terms and limitations of the Plan and relevant Award Agreement, and the transferee shall be entitled to the same rights as the Participant, as if the transfer had not taken place.

10.4 BENEFICIARIES. A Participant may, in the manner determined by the Board pursuant to written authorization, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Board. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Board.

10.5 STOCK CERTIFICATES. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Company has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Board deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Board may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations or execute such documents as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or other requirements.

10.6 CHANGE OF CONTROL. Unless otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, the following provisions apply upon, or in anticipation of, a transaction that results in a Change of Control.

(a) Board Discretion. If a Change of Control occurs, the Board shall have the authority and discretion, but shall not have the obligation, to provide, in the Award Agreement or thereafter, that all or part of outstanding Options, SARs, and other Awards shall become fully exercisable and all or part of the restrictions on outstanding Awards shall lapse. In addition, upon, or in anticipation of, a Change of Control, the Board may: (i) cause all outstanding Awards to be cancelled and terminated as of a specified date and give each Participant the right to exercise such Awards during a period of time as the Board, in its sole discretion, shall determine; or (ii) subject to the execution of the release or an Award cancellation agreement, cause all outstanding Awards to be cancelled and terminated as of a specified date in exchange for a payment or right to payment pursuant to the terms and conditions set forth in the Change of Control transaction documents. With respect to an Award which the Company concludes is subject to (and not exempt from) the requirements of Section 409A, any actions taken by the Board pursuant to this Section 10.6 shall be done in compliance with Section 409A, to the maximum extent possible. The Board need not take the same action with respect to all Awards, with respect to all Participants, or with respect to all Awards held by the same Participant.

(b) Participant Consent Not Required. Nothing in this Section 10.6 or any other provision of this Plan or any Award Agreement, including, but not limited to, Article 12, is intended to provide any Participant with any right to consent to or object to any transaction that might result in a Change of Control and each provision of this Plan and all Award Agreements shall be interpreted in a manner consistent with this intent. Similarly, nothing in this Section 10.6, any other provision of this Plan or any Award Agreement is intended to provide any Participant with any right to consent to or object to any action taken by the Board pursuant to this Section 10.6.

10.7 REPURCHASE RIGHT. Unless otherwise provided in the Award Agreement, in the event of a Participant’s termination of employment (or termination of service in the case of a non-employee director or Consultant) for any reason, the Company shall have the right, but not the obligation, to repurchase all or any part of the shares of Stock issued in connection with, upon the exercise of, or otherwise underlying, any Award (including, without limitation, shares of Stock issued after termination of employment or termination of service). In the event the Company does not, upon the termination of employment or termination of service of the Participant, exercise its right pursuant to this Section 10.7, any restrictions set forth in the balance of the Award Agreement or the voting agreement, stockholders’ agreement, investors’ rights agreement, right of first refusal and co-sale agreement, or similar agreement of the Company shall remain in effect. The following provisions shall apply to a repurchase under this Section 10.7:

(a) Repurchase Upon Termination for Reasons Other than Cause. If the Participant’s employment or service is terminated for reasons other than Cause, the Company will have the right, but not the obligation, to repurchase: (i) any vested shares of Stock issued in connection with, upon the exercise of, or otherwise underlying, any Award at a repurchase price equal to the fair market value of such shares as of the date of the Participant’s termination of service (which fair market value shall be determined by the Board in good faith in its sole discretion); and (ii) any unvested shares shall be forfeited for no consideration or if the Participant had an original cost for such shares, at a repurchase price equal to the Participant’s original cost for such shares.

(b) Repurchase Upon Termination for Cause (Regardless of When such Termination Occurs). If the Participant’s employment or service is terminated by the Company for Cause, the Company will have the right, but not the obligation, to repurchase any vested shares of Stock issued in connection with, upon the exercise of, or otherwise underlying, any Award at a repurchase price equal to the lesser of: (i) the fair market value of such shares as of the date of the Participant’s termination of employment or service (which fair market value shall be determined by the Board in good faith in its sole discretion); or (ii) the Participant’s original cost, if any, for such shares. Unvested shares of Stock shall be forfeited for no consideration.

(c) Closing Procedure; Payment of Repurchase Price. The Company may initiate the repurchase described in this Section 10.7 by delivering or mailing to the Participant written notice within six (6) months after the event giving rise to the repurchase right (the “Repurchase Notice”). The Repurchase Notice will set forth the number of shares of Stock subject to the repurchase and a closing date during the six (6) month period on which the repurchase shall be effected. The Company will pay the repurchase price by cash, check, wire transfer of funds, or, at the Company’s option, in the form of a three (3) year nonnegotiable promissory note bearing interest at the applicable federal rate compounded annually on each anniversary of the note. The note will be payable in quarterly installments of principal and interest accrued to date at the end of each quarter, with payments determined necessary to fully amortize the note with equal payments of principal and interest over the three- (3-) year term of the note. There will be no prepayment penalty on the note. In addition, the Company may pay the repurchase price by offsetting and cancelling any indebtedness then owed by the Participant to the Company. The Company will be entitled to receive customary representations and warranties from the Participant regarding the repurchase.

(d) Transfer Restrictions. Except for the repurchase described in this Section 10.7, the Participant shall not sell, transfer, pledge, exchange, hypothecate, grant any security interest in, or otherwise dispose of, any shares of Stock issued in connection with, upon the exercise of, or otherwise underlying, any Award or enter into any agreement or make any commitment to do so. Any such attempted sale, transfer, pledge, exchange, hypothecation or disposition of any such shares or any of the Participant’s rights under this Plan shall be null and void, and the Company shall not recognize or give effect to such transaction on its books and records (including the books and records of the Company’s transfer agent) or recognize the person or persons to whom such sale, transfer, pledge, exchange, hypothecation or disposition has been made as the legal or beneficial owner of such shares, and the Participant shall be liable for, and shall indemnify and hold harmless the Company and its directors, officers and employees for, from and against, all losses, costs, liabilities and damages that the Company or any such director, officer or employee shall incur as a result of or in connection with such actual or attempted sale, assignment, transfer or disposition.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

11.1 ADJUSTMENTS. In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, reverse split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares or similar corporate change, the Board shall: (a) make a proportionate adjustment in the maximum aggregate number of shares of Stock made available for grant pursuant to Section 5.1 and any other similar numeric limitation expressed in the Plan; (b) make a proportionate adjustment the number and class of and/or exercise price or base value of shares of Stock or other rights subject to then outstanding Awards; (c) adjust the performance goals or other restrictions related to any outstanding Awards; or (d) adjust any other terms of an Award that are affected by the event as the Board may consider appropriate and equitable to prevent dilution or enlargement of rights. Notwithstanding anything in the Plan to the contrary, in the event of any such transaction or occurrence, the Board, in its sole discretion, may provide in substitution for any or all outstanding Awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. Any adjustments made pursuant to this Section 11.1 shall be made in a manner consistent with the requirements of Section 409A.

11.2 NO OTHER RIGHTS. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price or base value of any Award.

11.3 NO EFFECT ON COMPANY’S RIGHTS. The grant of Awards or the issuance of Stock under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE 12

AMENDMENT, MODIFICATION, AND TERMINATION

12.1 TERMINATION, AMENDMENT, AND MODIFICATION. The Board may at any time, and from time to time, terminate, amend or modify the Plan; provided, however, that any such action of the Board shall be subject to approval of the stockholders to the extent required by law, regulation or any stock exchange rule for any exchange on which shares of Stock are listed.

12.2 AWARDS PREVIOUSLY GRANTED. No amendment, modification, or termination of the Plan or any Award Agreement under the Plan shall in any manner adversely affect any Award previously granted under the Plan without the consent of the holder thereof. The consent of the holder of an Award is not needed if the change: (a) is required by law or regulation; (b) does not adversely affect in any material way the rights of the holder; or (c) is required to ensure that the Award complies with or is exempt from the requirements of Section 409A.

ARTICLE 13

GENERAL PROVISIONS

13.1 NO RIGHTS TO AWARDS. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Board is obligated to treat Participants, employees and other persons uniformly.

13.2 NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

13.3 WITHHOLDING. The Company or any Affiliate shall have the power and right to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements (including the Participant’s FICA tax obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. To the extent permissible under applicable law, the Company may, in its sole discretion, allow the Participant to satisfy his or her tax withholding requirement by: (a) directing the Company to withhold shares of Stock to which the Participant is entitled pursuant to the Award in an amount necessary to satisfy the Company’s applicable federal, state, local or foreign income and employment tax withholding obligations with respect to such Participant; (b) tendering previously-owned shares of Stock held by the Participant to satisfy the Company’s applicable federal, state, local, or foreign income and employment tax withholding obligations with respect to the Participant (which holding period may be waived by the Board after considering applicable accounting standards); (c) a broker-assisted “cashless” transaction; or (d) certified check or other cash equivalent acceptable to the Company. By accepting an Award, the Participant hereby acknowledges that neither the Company nor any of its representatives has provided to the Participant any tax-related advice with respect to the matters covered by the Plan and each Participant understands and acknowledges that the Participant is solely responsible for obtaining his or her own tax advice with respect to any taxable event arising as a result of this Plan or any Award.

13.4 NO RIGHT TO EMPLOYMENT OR SERVICES. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Affiliate.

13.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.6 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

13.7 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

13.8 FRACTIONAL SHARES. No fractional shares of Stock shall be issued, and the Board shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as determined by the Board.

13.9 SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Board.

13.10 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

13.11 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Nevada without regard to conflict of law principles that would require the application of any other law.

13.12 STOCKHOLDERS AGREEMENT; RESTRICTIVE COVENANTS. By accepting an Award, each Participant agrees to be bound by, and comply with, and become a party to the Award Agreement, including any restrictive covenant or other agreement attached as an exhibit to an Award Agreement, as well as any voting agreement, stockholders’ or shareholder’s agreement, investors’ rights agreement, right of first refusal and co-sale agreement, or similar agreement adopted by the Company in the future. The Participant further acknowledges and agrees that nothing in this Plan shall release the Participant from his or her obligations, or otherwise affect the Participant’s obligation, to comply with any restrictive covenants set forth in any agreement previously entered into with the Company.

13.13 SECTION 409A. The Awards granted under the Plan are intended, as applicable and to the maximum extent permissible, to satisfy the requirements of an applicable exception to the requirements of Section 409A or, in the alternative, to comply with the applicable requirements of Section 409A, and, notwithstanding anything herein to the contrary, the Plan and the Award Agreement granted hereunder shall be construed and administered in accordance with such intent. In no event does the Company guarantee any particular tax consequences, outcome or tax liability to any Participant. No provision of the Plan or any Award Agreement shall be interpreted or construed to transfer any tax, interest, income inclusion, penalty, or other liability arising from or relating to any liability or obligation imposed on any Participant under the Code or any damages relating to or arising therefrom, including without limitation any tax, interest, income inclusion, penalty, other liability, or damages of a Participant arising from or relating to any failure to comply with any applicable requirements of Section 409A, from a Participant or any other individual to the Company or its subsidiaries, Affiliates or successors. In the event the Board determines that any Award may violate applicable requirements of Section 409A, the Company (without any obligation to do so or obligation to indemnify any Participant for any failure to do so) may adopt, without the consent of the Participant, such amendments to the Award Agreement or take any other actions that the Company, in its sole discretion, determines are necessary or appropriate for such Award to either satisfy the requirements of an applicable exception to Section 409A or comply with the applicable requirements of Section 409A. Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A be accelerated or subject to further deferral except as otherwise permitted or required pursuant to Section 409A. If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the time period specified in the provisions. In addition, in the event of a dispute with respect to any payment, such payment may be delayed to the extent permitted under Section 409A. Any installment payment payable under an Award Agreement shall be deemed to be a separate payment for purposes of Section 409A. Whenever a payment under an Award Agreement specifies a payment period, the actual date of payment within such specified period shall be within the sole discretion of the Company, and no Participant shall have any right (directly or indirectly) to determine the year in which a payment is made. With respect to any Award that is subject to the requirements of Section 409A, (i) in the event a payment period straddles two consecutive calendar years, the payment shall be made in the later of such calendar years and (ii) no compensation that is payable upon a Participant’s termination of employment or service shall be paid unless the Participant’s termination of employment or service constitutes a Separation from Service from the Company. If a Participant is deemed at the time of the Participant’s separation from service to be a “specified employee” for purposes of Code Section 409A(a)(2)(B)(i), to the extent delayed commencement of any portion of the compensation to which the Participant is entitled under an Award is required in order to avoid a prohibited distribution under Code Section 409A(a)(2)(B)(i) (any such delayed commencement, a “Payment Delay”), such compensation shall not be provided to the Participant prior to the earlier of (x) the expiration of the six-month period measured from the date of the Participant’s Separation from Service with the Company or (y) the date of the Participant’s death. Upon the earlier of such dates, all payments deferred pursuant to the Payment Delay shall be paid in a lump sum to the Participant, and any remaining compensation due under the Award Agreement shall be paid or provided as otherwise set forth therein. The determination of whether a Participant is a “specified employee” for purposes of Code Section 409A(a)(2)(B)(i) as of the time of the Participant’s Separation from Service from the Company shall be made by the Company in accordance with the terms of Section 409A (including without limitation Treasury Regulation Section 1.409A-1(i) and any successor provision thereto).

13.14 SECTION 83(i) OF THE CODE. No Section 83(i) election will be permitted with respect to Awards granted pursuant to the Plan.

13.15 SPECIAL PROVISIONS FOR CALIFORNIA SECURITIES LAWS. To the extent necessary to comply with California securities laws, the additional provisions of Exhibit A shall apply.

To signify the adoption of this Plan, the Company has caused this Plan document to be executed by a duly authorized officer or representative of the Company as of the Effective Date.

BOXABL INC.

By:
Name:	Paolo Tiramani
Its:	President

Exhibit A

Provisions Intended to Comply with California Securities Laws

13.16	SHARE RESERVE LIMITATION. To the extent required by Section 260.140.45 of Title 10 of the California Code of Regulations, the total number of shares of Stock issuable upon exercise of all outstanding Options and the total number of shares of Stock provided for under any stock bonus or similar plan of the Company shall not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations, based on the shares of Stock of the Company that are outstanding at the time the calculation is made.

13.17	INFORMATION OBLIGATION. To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This Section 13.17 shall not apply to key persons whose duties in connection with the Company assure them access to equivalent information.

Appendix G

[Execcution Version]

FIFTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

among

BOXABL INC.,

a Nevada corporation

and

EACH PERSON IDENTIFIED ON SCHEDULE A

dated effective as of

_______, 2024

i

Table of Contents

(continued)

		Page

Section 7.10	Amendment and Modification	22
Section 7.11	Waiver	22
Section 7.12	Governing Law	22
Section 7.13	Submission to Jurisdiction	22
Section 7.14	Waiver of Jury Trial	23
Section 7.15	Equitable Remedies	23
Section 7.16	Remedies Cumulative	23
Section 7.17	Counterparts	23
Section 7.18	Stockholders Schedule	23

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FIFTH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

This Fifth Amended and Restated Stockholders Agreement (this “Agreement”), dated effective as of ________, 2024 (the “Effective Date”), is entered into among BOXABL INC., a Nevada corporation (the “Company”), each Person identified on Schedule A attached hereto (each, a “Current Stockholder”, and collectively, the “Current Stockholders”), and each other Person who after the date hereof acquires Shares and becomes a party to this Agreement by executing a Joinder Agreement (all such Persons, collectively with the Current Stockholders, the “Stockholders”).

RECITALS

WHEREAS, the Company was originally organized as a Nevada limited liability company on December 2, 2017;

WHEREAS, on June 16, 2020, the Initial Stockholders caused the Company to be converted to a Nevada corporation for the purposes of continuing to conduct and operate the Business;

WHEREAS, on June 16, 2020, the Company entered into that certain Stockholders Agreement by and among the Company and certain stockholders party thereto, as amended, restated, and replaced in its entirety by that certain Amended and Restated Stockholders Agreement, dated February 24, 2021, as further amended, restated, and replaced in its entirety by that certain Second Amended and Restated Stockholders Agreement, dated April 7, 2022, as further amended, restated, and replaced in its entirety by that certain Third Amended and Restated Stockholders Agreement, dated May 1, 2023, and as further amended, restated, and replaced in its entirety by that certain Fourth Amended and Restated Stockholders Agreement, dated October 2, 2023 (the “Fourth A&R Stockholders Agreement”); and

WHEREAS, the Company and the Stockholders deem it in their best interests and in the best interests of the Company to (a) set forth in this Agreement their respective rights and obligations in connection with their investment in the Company, and (b) amend, restate, and replace in its entirety, the Fourth A&R Stockholders Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings specified or referenced in this Section 1.01.

“Act” means Chapter 78 of the Nevada Revised Statutes, as amended from time to time and including any successor legislation thereto and any regulations promulgated thereunder.

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“Affiliate” means with respect to any Person, any other Person who, directly or indirectly (including through one or more intermediaries), controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control,” when used with respect to any specified Person, shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise; and the terms “controlling” and “controlled” shall have correlative meanings.

“Agreement” has the meaning set forth in the preamble.

“Applicable Law” means all applicable provisions of: (a) constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations, or orders of any Governmental Authority; (b) any consents or approvals of any Governmental Authority; and (c) any orders, decisions, advisory or interpretative opinions, injunctions, judgments, awards, decrees of, or agreements with, any Governmental Authority.

“Articles of Incorporation” means the articles of incorporation of the Company, as amended, modified, supplemented, or restated from time to time in accordance with the terms of this Agreement.

“Board” has the meaning set forth in Section 2.01(a).

“Business” means the design and manufacture of construction technology.

“Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in the State of Nevada are authorized or required to close.

“Bylaws” means the bylaws of the Company, as amended, modified, supplemented, or restated from time to time in accordance with the terms of this Agreement.

“Common Stock” means the common stock of the Company that have been designated as Common Stock, with voting rights and other rights and privileges as set forth in the Bylaws.

“Company” has the meaning set forth in the preamble.

“Confidential Information” has the meaning set forth in Section 4.02(a).

“Corporate Opportunity” has the meaning set forth in Section 4.01.

“Current Stockholder” and “Current Stockholders” have the meanings set forth in the Preamble.

“Director” has the meaning set forth in Section 2.01(a).

“Drag Along Notice” has the meaning set forth in Section 3.04(b).

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“Drag Along Right” has the meaning set forth in Section 3.04(a).

“Effective Date” has the meaning set forth in the preamble.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Excluded Securities” means any Shares or other equity securities issued in connection with: (a) a grant to any existing or prospective consultants, employees, officers, or Directors pursuant to any stock option, employee stock purchase, or similar equity-based plans or other compensation agreement; (b) the exercise or conversion of options to purchase Shares, or Shares issued to any existing or prospective consultants, employees, officers, or Directors pursuant to any stock option, employee stock purchase, or similar equity-based plans or any other compensation agreement; (c) any acquisition by the Company of the shares of stock, assets, properties, or business of any Person; (d) any merger, consolidation, or other business combination involving the Company; (e) a share split, share dividend, or any similar recapitalization; or (f) any issuance of Financing Equity, in each case, approved in accordance with the terms of this Agreement.

“Family Member” means with respect to any Stockholder that is an individual, such Stockholder’s Spouse, parent, sibling, descendant (including adoptive relationships and stepchildren), and the Spouses of each such individuals.

“Financing Equity” means any Shares, warrants, or other similar rights to purchase Shares issued to lenders or other institutional investors (excluding the Stockholders) in any arm’s length transaction providing debt financing to the Company.

“Fiscal Year” means the fiscal year of the Company fixed by resolution of the Board.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Galiano” means Galiano Tiramani, an individual resident of the State of Nevada and an Initial Stockholder of the Company.

“Government Approval” means any authorization, consent, approval, waiver, exception, variance, order, exemption, publication, filing, declaration, concession, grant, franchise, agreement, permission, permit, or license of, from, or with any Governmental Authority, the giving of notice to, or registration with, any Governmental Authority, or any other action in respect of any Governmental Authority.

“Governmental Authority” means any federal, state, local, or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations, or orders of such organization or authority have the force of law), or any arbitrator, court, or tribunal of competent jurisdiction.

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“Governing Documents” means the Articles of Incorporation and the Bylaws.

“Initial Public Offering” means any offering of Shares pursuant to a registration statement filed in accordance with the Securities Act.

“Initial Stockholder” means each of Paolo and Galiano.

“Initial Stockholders” means, collectively, Paolo and Galiano.

“Joinder Agreement” means the joinder agreement in the form of Exhibit A attached hereto.

“Lien” means any lien, claim, charge, mortgage, pledge, security interest, option, preferential arrangement, right of first offer, encumbrance, or other restriction or limitation of any nature whatsoever.

“Marital Relationship” means a civil union, domestic partnership, marriage, or any other similar relationship that is legally recognized in any jurisdiction.

“Non-Initial Stockholder” means each Stockholder, other than the Initial Stockholders, who acquires Shares and becomes a party to this Agreement after the Effective Date by executing a Joinder Agreement.

“Offered Shares” has the meaning set forth in Section 3.03(a).

“Offering Stockholder” has the meaning set forth in Section 3.03(a).

“Offering Stockholder Notice” has the meaning set forth in Section 3.03(b).

“Original Stockholders Agreement” has the meaning set forth in the recitals.

“Paolo” means Paolo Tiramani, an individual resident of the State of Nevada and an Initial Stockholder of the Company.

“Permitted Transferee” means (i) with respect to any Initial Stockholder that is an entity, any Affiliate of such Initial Stockholder; and (ii) with respect to any Initial Stockholder who is an individual: (a) any Family Member of such Initial Stockholder, (b) a trust under which the distribution of Shares may be made only to such Initial Stockholder or any Family Member of such Initial Stockholder, (c) a charitable remainder trust, the income from which will be paid to such Initial Stockholder during his or her life, (d) a corporation, partnership, or limited liability company, the stockholders, partners, or members of which are only such Initial Stockholder or Family Members of such Initial Stockholder, or (e) such Initial Stockholder’s executors, administrators, testamentary trustees, legatees, distributees, or beneficiaries by will or by the laws of intestate succession.

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“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity.

“Preferred Stock” means the non-voting stock of the Company that have been designated as Preferred Stock, with the rights and privileges as defined in the Bylaws. Preferred Stock includes those series that have been classified as Non-Voting Series A Preferred Stock, Non-Voting Series A-1 Preferred Stock, Non-Voting Series A-2 Preferred Stock, Non-Voting Series A-3 Preferred Stock, and any other series of Preferred Stock that may be classified by the Company.

“Purchasing Stockholder” has the meaning set forth in Section 3.03(d).

“Public Offering” means any underwritten public offering pursuant to a registration statement filed in accordance with the Securities Act.

“Related Party Agreement” means any agreement, arrangement, or understanding between the Company and any Stockholder or any Affiliate of a Stockholder or any Director, officer, or employee of the Company, as such agreement may be amended, modified, supplemented, or restated in accordance with the terms of this Agreement.

“Remaining Stockholder” has the meaning set forth in Section 3.04(a).

“Representative” means, with respect to any Person, any and all directors, managers, members, partners, officers, employees, consultants, financial advisors, counsel, accountants, and other agents of such Person.

“ROFR Notice” has the meaning set forth in Section 3.03(c).

“ROFR Notice Period” has the meaning set forth in Section 3.03(c).

“SEC” means the Securities and Exchange Commission.

“Secondary ROFR Notice Period” has the meaning set forth in Section 3.03(d).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Selling Stockholder” has the meaning set forth in Section 3.04(a).

“Shares” means shares of authorized stock of the Company and any securities issued by the Company in respect thereof, or in substitution therefor, in connection with any share split, dividend, or combination, or any reclassification, recapitalization, merger, consolidation, exchange, or similar reorganization.

“Share Equivalents” means any warrants, options, convertible notes, or any other securities that could be used, exercised or converted into Shares.

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“Spouse” means a spouse, a party to a civil union, a domestic partner, a same-sex spouse or partner, or any individual in a Marital Relationship with a Stockholder.

“Stockholders” has the meaning set forth in the preamble.

“Subsidiary” means with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Supermajority Approval” means with respect to any matter that must be approved by the Stockholders pursuant to this Agreement: (a) the affirmative vote of Stockholders holding at least 60% of the issued and outstanding Voting Shares; or (b) the written consent of the Stockholders holding at least 60% of the issued and outstanding Voting Shares.

“Third Party Purchaser” means any Person who, immediately prior to the contemplated transaction: (a) does not, directly or indirectly, own or have the right to acquire any outstanding Shares; and (b) is not a Permitted Transferee.

“Transfer” means to, directly or indirectly, sell, transfer, assign, gift, pledge, encumber, hypothecate, or similarly dispose of, either voluntarily or involuntarily, by operation of law or otherwise, or to enter into any contract, option, or other arrangement or understanding with respect to the sale, transfer, assignment, gift, pledge, encumbrance, hypothecation, or similar disposition of, any Shares owned by a Person or any interest (including a beneficial interest) in any Shares owned by a Person. “Transfer” when used as a noun shall have a correlative meaning.

“Voting Shares” means the Common Stock of the Company.

“Waived ROFR Transfer Period” has the meaning set forth in Section 3.03(f).

Section 1.02 Interpretation. For purposes of this Agreement: (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Exhibits and Schedules mean the Articles and Sections of, and Exhibits and Schedules attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits and Schedules referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

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ARTICLE II

MANAGEMENT AND OPERATION OF THE COMPANY

Section 2.01 Board of Directors.

(a) Subject to Section 2.02, the Stockholders agree that the business and affairs of the Company shall be managed through a board of directors (the “Board”), which initially consisted of three (3) members (each, a “Director”). As of September 1, 2023, the size of the Board had increased to seven (7) Directors, consisting of Paolo and Galiano, and five (5) independent Directors elected by the majority of Stockholders and each appointed to serve a one year term. Following the date hereof, the number of Directors serving on the Board may increase or decrease from time to time in accordance with this Agreement.

(b) Subject to the other provisions of this Section 2.01(b), so long as: (i) Paolo owns any issued and outstanding voting Shares, he shall have the right to designate one Director; (ii) Galiano owns any issued and outstanding voting Shares, he shall have the right to designate one Director; and (iii) Paolo and Galiano each own any issued and outstanding voting Shares, Paolo and Galiano may mutually agree upon and designate an additional Director. Notwithstanding the foregoing, upon the Transfer (whether through one transaction or a series of transactions) by Paolo or Galiano of more than 50% of the issued and outstanding voting Shares that Paolo or Galiano (as applicable) owns as of (i) the date of this Agreement, or (ii) the date of such Transfer, whichever is greater (the “Share Reference Date”), to one or more Permitted Transferees: (A) if such Transfer results in any Permitted Transferee owning more than 50% of the issued and outstanding voting Shares that Paolo or Galiano (as applicable) owns as of the Share Reference Date, then Paolo or Galiano (as applicable) shall be deemed to have automatically assigned (without further action or notice on the part of any Person) his portion of the foregoing Director-designation rights to such Permitted Transferee; and (B) if such Transfer does not result in any Permitted Transferee owning more than 50% of the issued and outstanding voting Shares that Paolo or Galiano (as applicable) owns as of the Share Reference Date, then, upon written notice to the Company, Paolo or Galiano (as applicable) may (but shall not be required to) (I) assign his portion of the foregoing Director-designation rights to any Permitted Transferee who receives voting Shares in connection with such Transfer or (II) terminate his portion of the foregoing Director-designation rights. For avoidance of doubt, if Paolo or Galiano (as applicable) elects not to transfer or terminate his portion of the foregoing Director-designation rights in connection with a Transfer of more than 50% (but not more than 50% to any one Permitted Transferee) of the issued and outstanding voting Shares that Paolo or Galiano (as applicable) owns as of the Share Transfer Date, to a Permitted Transferee (or if Paolo or Galiano (as applicable) does not notify the Company of his election to transfer or terminate his portion of such rights in connection with such a Transfer), then such Director-designation rights shall: (i) be retained by Paolo or Galiano (as applicable), if he continues to own any issued and outstanding voting Shares following such Transfer; or (ii) automatically cease, if Paolo or Galiano (as applicable) no longer owns any issued and outstanding voting Shares following such Transfer. For purposes of this Section 2.01, each reference to an “Initial Stockholder” shall be deemed to include any Permitted Transferee who succeeds to an Initial Stockholder’s Director-designation rights in accordance with this Section 2.01(b). Director shall hold office until the earlier to occur of: (i) the next annual stockholders’ meeting at which time such Director’s successor is designated by the Initial Stockholder that designated such Director as set forth in this Section 2.01(b); or (ii) such Director’s term of office expires as set forth in this Section 2.01(b). In the event an Initial Stockholder ceases to own any issued and outstanding voting Shares, then (i) such Initial Stockholder shall cease to have the right to designate any Directors pursuant to this Section 2.01(b); (ii) the term of office of the Director designated exclusively by such Initial Stockholder shall expire; (iii) the Directors remaining in office shall decrease the size of the Board to eliminate the resulting Director vacancy; and (iv) the remaining Initial Stockholder shall thereafter have the right to appoint two (2) Directors so long as such remaining Initial Stockholder owns any issued and outstanding voting Shares.

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(c) In the event a Non-Initial Stockholder acquires at least fifteen percent (15%) of the issued and outstanding voting Shares, then the Board shall be expanded by one (1) Director and such Non-Initial Stockholder (“Designating Stockholder”) shall have the right to designate the new Director. Thereafter, in the event the Designating Stockholder ceases to own at least fifteen percent (15%) of the issued and outstanding voting Shares, then: (i) such Designating Stockholder shall cease to have the right to designate a Director pursuant to this Section 2.01(c); (ii) the term of office of the Director designated by such Designating Stockholder shall expire; and (iii) the Directors remaining in office shall decrease the size of the Board to eliminate the resulting Director vacancy.

(d) The Initial Stockholders shall have the sole discretion to increase or decrease the number of Directors on the Board; provided, that the provisions set forth in Section 2.01(b) and 2.01(c) shall not be affected in a decision to decrease the size of the Board. In the event the Initial Stockholders determine that it is in the best interest of the Company to increase the size of the Board, the new Director or Directors shall be voted upon and elected by a majority of the Stockholders at the next annual meeting.

(e) Each Stockholder shall vote all Shares over which such Stockholder has voting control and shall take all other necessary or desirable actions within such Stockholder’s control (including in its capacity as stockholder, director, member of a board committee, or officer of the Company, or otherwise, and whether at a regular or special meeting of the Stockholders or by written consent in lieu of a meeting) to elect to the Board any individual designated by an Initial Stockholder or a Designating Stockholder, as the case may be, pursuant to Section 2.01(b), Section 2.01(c) and Section 2.01(d).

(f) Each Initial Stockholder and Designating Stockholder, as the case may be, shall have the right at any time to remove (with or without cause) any Director designated by such Stockholder for election to the Board and each other Stockholder shall vote all Shares over which such Stockholder has voting control and shall take all other necessary or desirable actions within such Stockholder’s control (including in its capacity as stockholder, director, member of a board committee, or officer of the Company, or otherwise, and whether at a regular or special meeting of the Stockholders or by written consent in lieu of a meeting) to remove from the Board any individual designated by such Initial Stockholder or Designating Stockholder that such Initial Stockholder or Designating Stockholder desires to remove pursuant to this Section 2.01(f). Except as provided in the preceding sentence, unless an Initial Stockholder or Designating Stockholder otherwise consents in writing, no other Stockholder shall take any action to cause the removal of any Directors designated by such Initial Stockholder or Designating Stockholder.

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(g) Any Director may resign at any time from the Board by delivering his or her written resignation to the Board. Any such resignation shall be effective upon receipt thereof unless it is specified to be effective at some other time or upon the occurrence of some other event. The Board’s acceptance of a resignation shall not be necessary to make it effective.

(h) Subject to Section 2.01(b), Section 2.01(c) and Section 2.01(d), in the event a vacancy is created on the Board at any time and for any reason (whether as a result of death, disability, retirement, resignation pursuant to Section 2.01(g), or removal pursuant to Section 2.01(f)), the Initial Stockholder or Designating Stockholder that designated such Director (or the Initial Stockholders that mutually agreed upon such Director in accordance with Section 2.01(b)) shall have the right to designate a different individual to replace such Director and each other Stockholder shall vote all Shares over which such Stockholder has voting control and shall take all other necessary or desirable actions within such Stockholder’s control (including in its capacity as stockholder, director, member of a board committee, or officer of the Company, or otherwise, and whether at a regular or special meeting of the Stockholders or by written consent in lieu of a meeting) to elect to the Board such individual designated by such Initial Stockholder or Designating Stockholder, as the case may be.

(i) The Board shall have the right to establish any committee of Directors as the Board shall deem appropriate from time to time. Subject to this Agreement, the Governing Documents, and Applicable Law, committees of the Board shall have the rights, powers, and privileges granted to such committee by the Board from time to time.

Section 2.02 Voting Arrangements. In addition to any vote or consent of the Board or the Stockholders of the Company required by Applicable Law, including the Act, without Supermajority Approval, the Company shall not, and shall not enter into any commitment to:

(a) amend, modify, restate, or waive any provisions of the Articles of Incorporation or Bylaws;

(b) (i) make any material change to the nature of the Business conducted by the Company; or (ii) enter into any business other than the Business;

(c) enter into or effect any transaction or series of related transactions involving the repurchase, redemption, or other acquisition of Shares from any Person, in each case, other than any Excluded Securities approved in accordance with the terms of this Agreement or as otherwise contemplated by the terms of this Agreement;

(d) [intentionally omitted];

(e) [intentionally omitted];

(f) [intentionally omitted];

(g) [intentionally omitted];

(h) enter into or effect any transaction or series of related transactions involving the purchase, lease, license, exchange, or other acquisition (including by merger, consolidation, acquisition of shares of stock or acquisition of assets) by the Company of any assets and/or equity interests of any Person, other than in the ordinary course of business consistent with past practice;

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(i) [intentionally omitted];

(j) establish a Subsidiary or enter into any joint venture or similar business arrangement;

(k) [intentionally omitted];

(l) [intentionally omitted];

(m) [intentionally omitted];

(n) initiate or consummate an Initial Public Offering or make a public offering and sale of Shares or any other securities;

(o) [intentionally omitted]; or

(p) wind up, dissolve, liquidate, or terminate the Company or initiate a bankruptcy proceeding involving the Company.

Section 2.03 Subsidiaries. With respect to any Subsidiary of the Company that is established in accordance with the terms of this Agreement, the Initial Stockholders shall have the same management, voting, and board of director representation rights with respect to such Subsidiary as the Initial Stockholders have with respect to the Company. The Initial Stockholders shall, and shall cause their Director designees to, take all such actions as may be necessary or desirable to give effect to this provision.

ARTICLE III

TRANSFER OF INTERESTS

Section 3.01 General Restrictions on Transfer.

(a) Except as permitted pursuant to Section 3.01(b) or in accordance with the procedures described in Section 3.02 or Article IV, each Stockholder acknowledges and agrees that such Stockholder (or any Permitted Transferee of such Stockholder) shall not, directly or indirectly, voluntarily or involuntarily, Transfer any of its Shares prior to the consummation of a Public Offering without the prior written consent of the Board, except:

(i) pursuant to Section 3.02;

(ii) when required of a Drag-Along Stockholder pursuant to Section 3.04;

(iii) pursuant to Section 3.03;

(iv) pursuant to a Public Offering;

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(v) in the case of unrestricted Shares that were acquired pursuant to Regulation A, Tier 2 of the Securities Act, in accordance with application state and federal securities laws governing secondary sales; or

(vi) as otherwise set forth in a stock option plan or applicable award agreement pursuant thereto.

In the event consent is provided by the Board pursuant to this Section 3.01(a), any such Transfer by a Stockholder shall be made only in strict accordance with federal and state securities laws, and the restrictions, conditions and procedures described in the other provisions of this ARTICLE III.

(b) Other Transfer Restrictions. Notwithstanding any other provision of this Agreement (including Section 3.02), prior to the consummation of a Public Offering, each Stockholder agrees that it will not, directly or indirectly, Transfer any of its Shares or Share Equivalents, and the Company agrees that it shall not issue any Shares or Share Equivalents:

(i) except as permitted under the Securities Act and other applicable federal or state securities or blue sky laws, and then, with respect to a Transfer of Shares or Share Equivalents, if requested by the Company, only upon delivery to the Company of a written opinion of counsel in form and substance satisfactory to the Company to the effect that such Transfer may be effected without registration under the Securities Act;

(ii) if such Transfer or issuance would cause the Company or any Subsidiary to be required to register as an investment company under the Investment Company Act of 1940, as amended; or

(iii) if such Transfer or issuance would cause the assets of the Company or any Subsidiary to be deemed “Plan Assets” as defined under the Employee Retirement Income Security Act of 1974 (“ERISA”) or its accompanying regulations or result in any “prohibited transaction” thereunder involving the Company or any Subsidiary.

(c) Restricted Legends. In addition to any legends required by Applicable Law, each certificate representing the Shares of the Company now owned or that may hereafter be acquired by the Stockholders shall bear a legend substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT AMONG THE COMPANY AND ITS STOCKHOLDERS, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER SUCH ACT AND LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER.”

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(d) Joinder Agreement. Except with respect to any Transfer pursuant to a Public Offering or a Drag-Along Sale, no Transfer of Shares or Share Equivalents pursuant to any provision of this Agreement shall be deemed completed until the Transferee shall have entered into a joinder agreement in form and substance reasonably acceptable to the Board.

(e) Transfers in Violation of this Agreement. Any Transfer or attempted Transfer of any Shares or Share Equivalents in violation of this Agreement, including any failure of a Transferee, as applicable, to enter into a Joinder Agreement pursuant to Section 3.01(d) above, shall be null and void, no such Transfer shall be recorded on the Company’s books and the purported Transferee in any such Transfer shall not be treated (and the Stockholder proposing to make any such Transfer shall continue be treated) as the owner of such Shares or Shares Equivalents for all purposes of this Agreement.

Section 3.02 Permitted Transfers. Subject to Section 3.01 above, including the requirement to enter into a Joinder Agreement pursuant to Section 3.01(d) above, the provisions of Section 3.03 and Section 3.04 shall not apply to any of the following Transfers by any Stockholder of any of its Shares or Share Equivalents to:

(a) an Affiliate of such Stockholder;

(b) a trust under which the distribution of Shares may be made only to such Stockholder and/or any Family Members of such Stockholder;

(c) a charitable remainder trust, the income from which will be paid only to such Stockholder during his life; or

(d) a corporation, partnership or limited liability company, the stockholders, partners or members of which are only such Stockholder and/or Family Members of such Stockholder.

Section 3.03 Right of First Refusal.

(a) If at any time a Non-Initial Stockholder (such Non-Initial Stockholder, for purposes of this Section 3.03, an “Offering Stockholder”) receives a bona fide offer from any Third Party Purchaser to purchase all or any portion of the Shares (the “Offered Shares”) owned by the Offering Stockholder and the Offering Stockholder desires to Transfer the Offered Shares (other than Transfers that are permitted by Section 3.02), then the Offering Stockholder must first make an offering of the Offered Shares to the Company and then to the Initial Stockholders in accordance with the provisions of this Section 3.03.

(b) The Offering Stockholder shall, within five (5) Business Days of receipt of the offer from the Third Party Purchaser, give written notice (the “Offering Stockholder Notice”) to the Company stating that it has received a bona fide offer from a Third Party Purchaser and specifying:

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(i) the number of Offered Shares to be Transferred by the Offering Stockholder;

(ii) the name of the Third Party Purchaser;

(iii) the per share purchase price and the other material terms and conditions of the Transfer, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; and

(iv) the proposed date, time, and location of the closing of the Transfer, which shall not be less than sixty (60) days from the date of the Offering Stockholder Notice is sent to the Company.

The Offering Stockholder Notice shall constitute the Offering Stockholder’s offer to Transfer the Offered Shares to the Company, which offer shall be irrevocable until the end of the ROFR Notice Period.

(c) Upon receipt of the Offering Stockholder Notice, the Company shall have ten (10) Business Days (the “ROFR Notice Period”) to elect to redeem all (but not less than all) of the Offered Shares by delivering a written notice (a “ROFR Notice”) to the Offering Stockholder stating that it offers to redeem such Offered Shares on the terms specified in the Offering Stockholder Notice. Any ROFR Notice shall be binding upon delivery and irrevocable by the Company.

(d) If the Company affirmatively declines or fails to elect to redeem the Offered Shares within the ROFR Notice Period as provided in Section 3.03(c), then the Offering Stockholder shall promptly deliver the Offering Stockholder Notice to the Initial Stockholders. Upon receipt of the Offering Stockholder Notice, each Initial Stockholder shall have ten (10) Business Days (the “Secondary ROFR Notice Period”) to elect to purchase all (but not less than all) of the Offered Shares by delivering a ROFR Notice to the Offering Stockholder and the Company stating that it offers to purchase such Offered Shares on the terms specified in the Offering Stockholder Notice. Any ROFR Notice shall be binding upon delivery and irrevocable by the applicable Initial Stockholder. If more than one Initial Stockholder delivers a ROFR Notice, each such Stockholder (the “Purchasing Stockholder”) shall be allocated its pro-rata portion of the Offered Shares, which shall be based on the proportion of the number of Shares such Purchasing Stockholder owns relative to the total number of Shares owed by all of the Purchasing Stockholders.

(e) If an Initial Stockholder does not deliver a ROFR Notice during the Secondary ROFR Notice Period, then such Initial Stockholder shall be deemed to have waived all of such Initial Stockholder’s rights to purchase the Offered Shares under this Section 3.03, and the Offering Stockholder shall thereafter, subject to the rights of any Purchasing Stockholder and compliance with Section 3.02, be free to sell the Offered Shares to the Third Party Purchaser on terms and conditions no more favorable to the Third Party Purchaser than those set forth in the Offering Stockholder Notice.

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(f) If no Initial Stockholder delivers a ROFR Notice during the Secondary ROFR Notice Period, then Offering Stockholder may, during the sixty (60) day period immediately following the expiration of the Secondary ROFR Notice Period, which period may be extended for a reasonable time not to exceed ninety (90) days following expiration of the Secondary ROFR Notice Period to the extent reasonably necessary to obtain any required Government Approvals (the “Waived ROFR Transfer Period”), and subject to compliance with Section 3.02, Transfer all of the Offered Shares to the Third Party Purchaser on terms and conditions no more favorable to the Third Party Purchaser than those set forth in the Offering Stockholder Notice. If the Offering Stockholder does not Transfer the Offered Shares within such period or, if applicable, within the Waived ROFR Transfer Period, the rights provided hereunder shall be deemed to be revived and the Offered Shares shall not be Transferred to the Third Party Purchaser unless the Offering Stockholder sends a new Offering Stockholder Notice to the Company and the Initial Stockholders in accordance with, and otherwise complies with, this Section 3.03.

(g) By delivering the Offering Stockholder Notice, the Offering Stockholder represents and warrants to the Company and to each Initial Stockholder that: (i) the Offering Stockholder has full right, title, and interest in and to the Offered Shares; (ii) the Offering Stockholder has all the necessary power and authority and has taken all necessary action to Transfer such Offered Shares as contemplated by this Section 3.03; and (iii) the Offered Shares are free and clear of any and all Liens other than those arising as a result of or under the terms of this Agreement.

(h) Each Stockholder shall take all actions as may be reasonably necessary to consummate the Transfer contemplated by this Section 3.03, including entering into agreements and delivering certificates and instruments and consents as may be deemed necessary or appropriate.

(i) At the closing of any Transfer pursuant to this Section 3.03, the Offering Stockholder shall deliver to the Company or the Purchasing Stockholders, as the case may be, a certificate or certificates representing the Offered Shares to be sold (if any), accompanied by stock powers and all necessary stock transfer taxes paid and stamps affixed, if necessary, against receipt of the purchase price therefor from the Company or such Purchasing Stockholders by certified or official bank check or by wire transfer of immediately available funds.

Section 3.04 Drag-Along.

(a) If one or more Stockholders (each, a “Selling Stockholder”) intend to sell, in one transaction or a series of transactions, Shares to a Third Party Purchaser, after complying with Sections 3.01 and 3.03, as applicable, that constitute in the aggregate more than 50% of the Company’s total outstanding Shares, and it is a condition of the Third Party Purchaser for the completion of such sale that such Third Party Purchaser purchase all of the Company’s issued and outstanding Shares, then the Selling Stockholder(s) shall have the right (the “Drag-Along Right”) to require each other Stockholder (each, a “Remaining Stockholder”) to sell all, but not less than all of its Shares to the Third Party Purchaser on the same terms and conditions, mutatis mutandis, as are applicable to the sale by the Selling Stockholder(s) of all of its/their Shares to the Third Party Purchaser and otherwise in accordance with the following provisions:

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(b) The Drag-Along Right may only be exercised by written notice (the “Drag Along Notice”) from the Selling Stockholder(s) and the Third Party Purchaser to the Remaining Stockholders.

(c) The Drag-Along Notice shall:

(i) state the name of the Third Party Purchaser, the name of each Selling Stockholder and the number of Shares of each Selling Stockholder being sold, the purchase price for the Shares being sold (expressed and payable in United States funds on a per-Share basis) and the time, date and place of completion of the sale and purchase of such Shares;

(ii) include written confirmation from the Third Party Purchaser that it is a condition of the completion of such purchase and sale that the Third Party Purchaser purchase all of the Company’s issued and outstanding Shares; and

(iii) be given no later than 30 days before the date fixed for completion of the sale by the Selling Stockholder(s) of its/their Shares to the Third Party Purchaser.

(d) The delivery of the Drag-Along Notice to a Remaining Stockholder shall constitute an irrevocable and binding obligation of the Remaining Stockholder to sell, and the Third Party Purchaser to purchase, all of the Remaining Stockholder’s Shares on the same terms and conditions, mutatis mutandis, as are applicable to the sale by the Selling Stockholder(s) of its/their Shares to the Third Party Purchaser and on such other applicable terms and conditions as set forth in this Section 3.04.

(e) Notwithstanding the forgoing provisions of this Section 3.04, any Remaining Stockholder who is not a director, officer, or management-level employee of the Company (or an Affiliate of such a Person) shall only be obligated to make individual representations and warranties with respect to such Remaining Stockholder’s title to and ownership of such Remaining Stockholder’s Shares, authorization, execution and delivery of relevant documents, enforceability of such documents against such Remaining Stockholder, and other matters directly relating to such Remaining Stockholder, but not with respect to any of the foregoing with respect to Shares owned by the Selling Stockholder(s); provided, further, that all representations, warranties, covenants and indemnities shall be made by each Selling Stockholder(s) and each Remaining Stockholder severally and not jointly and any indemnification obligation shall be pro rata based on the consideration received by each Selling Stockholder and each Remaining Stockholder, in each case in an amount not to exceed the aggregate proceeds received by each Selling Stockholder and each such Remaining Stockholder in connection with the sale of Shares.

(f) At or before the time of completion of the sale of the Shares of each Remaining Stockholder to the Third Party Purchaser, each such Remaining Stockholder shall (i) cause to be discharged any and all Liens against its Shares, and (ii) execute and deliver to the Third Party Purchaser, against payment for such Shares, all stock certificates representing such Shares, duly endorsed for transfer or with duly executed stock powers or other assignment forms attached.

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(g) Effective upon a Remaining Stockholder failing at the prescribed time to complete a sale of its Shares to a Third Party Purchaser, as described in Section 3.04(f), such Remaining Stockholder hereby irrevocably appoints the Secretary of the Company or, in the Secretary’s absence or failure to act, any other officer of the Company as attorney and agent for, and in the name and on behalf of, such Remaining Stockholder to execute and deliver to the Third Party Purchaser a stock power or other assignment form and all such other agreements, instruments and documents as such Third Party Purchaser may reasonably require to effectuate the sale to it of the Shares of such Remaining Stockholder, and such Remaining Stockholder hereby ratifies and confirms all that the Secretary or such other officer of the Company may lawfully do or cause to be done by virtue of his/her appointment herein as the attorney and agent for such Remaining Stockholder for the limited purposes set forth in this Section 3.04(g). The foregoing power of attorney is coupled with an interest and may not be revoked in any manner or for any reason. Any out-of-pocket costs incurred by any Company officer in taking any such authorized actions in his/her capacity as attorney and agent for such Remaining Stockholder (including legal and other professional fees and amounts paid to creditors holding Liens in or over the Shares of such Remaining Stockholder) shall be for the sole account of such Remaining Stockholder, and shall be deducted from the purchase price payable to such Remaining Stockholder for its Shares.

ARTICLE IV

CORPORATE OPPORTUNITIES AND CONFIDENTIALITY

Section 4.01 Corporate Opportunities. Except as otherwise provided in the second sentence of this Section 4.01: (a) no Stockholder or any of its Permitted Transferees or any of their respective Representatives shall have any duty to communicate or present an investment or business opportunity or prospective economic advantage to the Company in which the Company may, but for the provisions of this Section 4.01, have an interest or expectancy (a “Corporate Opportunity”); and (b) no Stockholder or any of its Permitted Transferees or any of their respective Representatives (even if such Person is also an officer or Director of the Company) shall be deemed to have breached any fiduciary or other duty or obligation to the Company by reason of the fact that any such Person pursues or acquires a Corporate Opportunity for itself or its Permitted Transferees or directs, sells, assigns, or transfers such Corporate Opportunity to another Person or does not communicate information regarding such Corporate Opportunity to the Company. The Company renounces any interest in a Corporate Opportunity and any expectancy that a Corporate Opportunity will be offered to the Company; provided, that the Company does not renounce any interest or expectancy it may have in any Corporate Opportunity that is offered to an officer or Director of the Company (whether or not such individual is also a Director or officer of a Stockholder) if such opportunity is expressly offered to such Person in his or her capacity as an officer or Director of the Company. The Stockholders hereby recognize that the Company reserves such rights.

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Section 4.02 Confidentiality.

(a) Each Stockholder acknowledges that during the term of this Agreement, it may have access to and become acquainted with trade secrets, proprietary information, and confidential information belonging to the Company and its Affiliates that are not generally known to the public, including, but not limited to, information concerning business plans, financial statements, and other information provided pursuant to this Agreement, operating practices and methods, expansion plans, strategic plans, marketing plans, contracts, customer lists, or other business documents that the Company treats as confidential, in any format whatsoever (including oral, written, electronic, or any other form or medium) (collectively, “Confidential Information”). In addition, each Stockholder acknowledges that: (i) the Company has invested, and continues to invest, substantial time, expense, and specialized knowledge in developing its Confidential Information; (ii) the Confidential Information provides the Company with a competitive advantage over others in the marketplace; and (iii) the Company would be irreparably harmed if the Confidential Information were disclosed to Competitors or made available to the public. Without limiting the applicability of any other agreement to which any Stockholder is subject, each Stockholder shall, and shall cause its Representatives to, keep confidential and not, directly or indirectly, disclose or use (other than solely for the purposes of such Stockholder monitoring and analyzing its investment in the Company) at any time, including, without limitation, use for personal, commercial, or proprietary advantage or profit, either during its association with the Company or thereafter, any Confidential Information of which such Stockholder is or becomes aware. Each Stockholder in possession of Confidential Information shall, and shall cause its Representatives to, take all appropriate steps to safeguard such information and to protect it against disclosure, misuse, espionage, loss, and theft.

(b) Nothing contained in Section 4.02(a) shall prevent any Stockholder from disclosing Confidential Information: (i) upon the order of any court or administrative agency; (ii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Stockholder; (iii) to the extent compelled by legal process or required or requested pursuant to subpoena, interrogatories, or other discovery requests; (iv) to the extent necessary in connection with the exercise of any remedy hereunder; (v) to other Stockholders; (vi) to such Stockholder’s Representatives who, in the reasonable judgment of such Stockholder, need to know such Confidential Information and agree to be bound by the provisions of this Section 4.02 as if a Stockholder before receiving such Confidential Information; or (vii) to any Permitted Transferee of such Stockholder in connection with a potential Transfer of Shares from such Stockholder, as long as such Permitted Transferee agrees in writing to be bound by the provisions of this Section 4.02 as if a Stockholder before receiving such Confidential Information; provided, that in the case of clause (i), (ii), or (iii), such Stockholder shall notify the Company of the proposed disclosure as far in advance of such disclosure as practicable (but in no event make any such disclosure before notifying the Company) and use reasonable efforts to ensure that any Confidential Information so disclosed is accorded confidential treatment satisfactory to the Company, when and if available.

(c) The restrictions of Section 4.02(a) shall not apply to Confidential Information that: (i) is or becomes generally available to the public other than as a result of a disclosure by a Stockholder or any of its Representatives in violation of this Agreement; (ii) is or has been independently developed or conceived by such Stockholder without use of Confidential Information; or (iii) becomes available to such Stockholder or any of its Representatives on a non-confidential basis from a source other than the Company, the other Stockholders, or any of their respective Representatives, provided, that such source is not known by the receiving Stockholder to be bound by a confidentiality agreement regarding the Company.

(d) The obligations of each Stockholder under this Section 4.02 shall survive: (i) the termination, dissolution, liquidation, and winding up of the Company; and (ii) such Stockholder’s Transfer of its Shares.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01 Representations and Warranties. Each Stockholder, severally and not jointly, represents and warrants to the Company and each other Stockholder that:

(a) For each such Stockholder that is not an individual, such Stockholder is duly organized, validly existing, and in good standing under the laws of its state of formation.

(b) Such Stockholder has full capacity and, for each such Stockholder that is not an individual, power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. For each such Stockholder that is not an individual, the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action of such Stockholder. Such Stockholder has duly executed and delivered this Agreement.

(c) This Agreement constitutes the legal, valid, and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby require no action by, or in respect of, or filing with, any Governmental Authority.

(d) The execution, delivery, and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not: (i) conflict with or result in any violation or breach of any provision of any of the governing documents of such Stockholder; (ii) conflict with or result in any violation or breach of any provision of any Applicable Law; or (iii) require any consent or other action by any Person under any provision of any material agreement or other instrument to which the Stockholder is a party.

(e) Except for this Agreement, such Stockholder has not entered into or agreed to be bound by and is not a party to any other agreements or arrangements of any kind with any other party with respect to the Shares, including agreements or arrangements with respect to the acquisition or disposition of the Shares or any interest therein or the voting of the Shares (whether or not such agreements and arrangements are with the Company or any other Stockholder).

(f) If such Stockholder is a natural person and lives in a state with community property or similar laws, he, she or they have obtained and delivered to the Company an executed consent from his, her or their Spouse (if any) in the form of Exhibit B hereto, in connection with the execution of this Agreement (but not in connection with the execution of any amendment hereto or any amendment and restatement hereof).

(g) Subject to the other provisions of this Agreement, the representations and warranties contained herein shall survive the date of this Agreement and shall remain in full force and effect for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation, or extension thereof).

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ARTICLE VI
TERM AND TERMINATION

Section 6.01 Termination. This Agreement shall terminate upon the earliest of:

(a) the consummation of an Initial Public Offering;

(b) the consummation of a merger or other business combination involving the Company whereby the Shares become listed or admitted to trading on the Nasdaq Stock Market, the New York Stock Exchange, or another national securities exchange;

(c) the date on which none of the Stockholders holds any Shares;

(d) the termination, dissolution, liquidation, or winding up of the Company; or

(e) the agreement of the Stockholders holding at least 60% of the issued and outstanding Voting Shares, acting together and by written instrument.

Section 6.02 Effect of Termination.

(a) The termination of this Agreement shall terminate all further rights and obligations of the Stockholders under this Agreement except that such termination shall not effect:

(i) the existence of the Company;

(ii) the obligation of any party to this Agreement to pay any amounts arising on or prior to the date of termination, or as a result of or in connection with such termination;

(iii) the rights which any Stockholder may have by operation of law as a stockholder of the Company; or

(iv) the rights contained herein which by their terms are intended to survive termination of this Agreement.

(b) The following provisions shall survive the termination of this Agreement: Section 4.02 (as and to the extent provided in Section 4.02(d)), this Section 6.02, Section 7.04, Section 7.11, Section 7.12, Section 7.13, Section 7.14, Section 7.15, and Section 7.16.

ARTICLE VII
MISCELLANEOUS

Section 7.01 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of counsel, financial advisors, and accountants, incurred in connection with the preparation and execution of this Agreement, or any amendment or waiver hereof, and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

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Section 7.02 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, the Company and each Stockholder hereby agrees, at the request of the Company or any other Stockholder, to execute and deliver such additional documents, certificates, instruments, conveyances, and assurances and to take such further actions as may be required to carry out the provisions hereof and give effect to the transactions contemplated hereby.

Section 7.03 Release of Liability. In the event any Stockholder Transfers all the Shares held by such Stockholder in compliance with the provisions of this Agreement without retaining any interest therein, then such Stockholder shall cease to be a party to this Agreement and shall be relieved from all obligations arising hereunder for events occurring from and after the date of such Transfer. For avoidance of doubt, nothing in this Agreement shall obligate a Stockholder to contribute any additional capital to the Company.

Section 7.04 Notices.

(a) All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

(b) Such communications in Section 7.04(a) must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.04):

(i) if to the Company, at its principal office address;

(ii) if to a Stockholder, at the address set forth on Schedule A attached hereto;

(iii) if to a Permitted Transferee of Shares or any other Stockholder other than the Current Stockholders (A) at the address set forth on the respective Joinder Agreement executed by such party; or (B) if an address is neither set forth on such Joinder Agreement nor provided to the Company in a notice given in accordance with this Section 7.04, at such party’s last known address; and

(iv) if to the Spouse of a Stockholder: (A) if applicable, in care of the Spouse’s attorney of record at the attorney’s address; or (B) if the Spouse is unrepresented, at the Spouse’s last known address.

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Section 7.05 Preparation of Document; Independent Counsel. Each party to this Agreement acknowledges that:

(a) Brownstein Hyatt Farber Schreck, LLP and CrowdCheck Law LLP have represented only the Company with respect to the preparation of this Agreement, and have not represented, and do not represent, any Stockholder with respect to such matters;

(b) each Stockholder has been advised that a conflict may exist between such Stockholder’s interests, the interests of the other Stockholders, and/or the interests of the Company;

(c) this Agreement may have significant legal, financial planning, and/or tax consequences to each Stockholder;

(d) each Stockholder has sought, or has had the full opportunity to seek, the advice of independent legal, financial planning, and/or tax counsel of its choosing regarding such consequences; and

(e) neither Brownstein Hyatt Farber Schreck, LLP nor CrowdCheck Law LLP has made any representations to any Stockholder or the Company regarding such consequences.

Section 7.06 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 7.07 Entire Agreement. This Agreement and the Governing Documents constitute the sole and entire agreement of the parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency or conflict between this Agreement and any Governing Document, the Stockholders and the Company shall, to the extent permitted by Applicable Law, amend such Governing Document to comply with the terms of this Agreement.

Section 7.08 Successors and Assigns; Assignment. Subject to the rights and restrictions on Transfers set forth in this Agreement, this Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns. This Agreement may not be assigned by any Stockholder except as permitted in this Agreement (or as otherwise consented to in writing by all the other Stockholders prior to the assignment) and any such assignment in violation of this Agreement shall be null and void.

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Section 7.09 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.10 Amendment and Modification. This Agreement may only be amended, modified, or supplemented by an instrument in writing executed by the Company and the Stockholders by Supermajority Approval. Any such written amendment, modification, or supplement will be binding upon the Company and each Stockholder.

Section 7.11 Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach, or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power, or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

Section 7.12 Governing Law. This Agreement, including all Exhibits and Schedules hereto, and all matters arising out of or relating to this Agreement, shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction).

Section 7.13 Submission to Jurisdiction.

(a) The parties hereby agree that any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, whether in contract, tort, or otherwise, shall be brought in the Eighth Judicial District Court of Clark County, Nevada (or, if the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such suit, action, or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor, and in the event that no state district court in the State of Nevada has jurisdiction over any such suit, action, or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor), so long as one of such courts shall have subject-matter jurisdiction over such suit, action, or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Nevada. Provided that, should the matter subject to this provision arise under the Securities Act, the matter shall be brought in Eighth Judicial District Court of Clark County, Nevada. Further provided, should the matter subject to this provision arise under the Exchange Act, the matter shall be brought in a federal court located within the State of Nevada.

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(b) Each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action, or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the venue of any such suit, action, or proceeding in any such court or that any such suit, action, or proceeding which is brought in any such court has been brought in an inconvenient forum. Service of process, summons, notice, or other document by certified or registered mail to the address set forth in Section 7.04 shall be effective service of process for any suit, action, or other proceeding brought in any such court.

Section 7.14 Waiver of Jury Trial. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS AND SCHEDULES ATTACHED TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY. BY AGREEING TO THIS WAIVER, EACH PARTY IS NOT DEEMED TO WAIVE THE COMPANY’S COMPLIANCE WITH THE FEDERAL SECURITIES LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

Section 7.15 Equitable Remedies. Each party hereto acknowledges that a breach or threatened breach by such party of any of its obligations under this Agreement would give rise to irreparable harm to the other parties, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, each of the other parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

Section 7.16 Remedies Cumulative. The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

Section 7.17 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 7.18 Stockholders Schedule. As of the date hereof, each Stockholder owns the number and class of the issued and outstanding Shares set forth opposite such Stockholder’s name on Schedule A hereto. After the date hereof, the Company shall update Schedule A from time to time to reflect any additional Shares issued by the Company and the Transfer of any Shares in accordance with this Agreement.

[Signature(s) on following page(s)]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

COMPANY:

BOXABL INC.,
a Nevada corporation

By:
Name:	Paolo Tiramani
Title:	President

S-1

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of as the Effective Date.

STOCKHOLDERS: (only complete one signature block—either “individual” or “entity”)

INDIVIDUAL:	CORPORATION, LLC, PARTNERSHIP, TRUST OR OTHER ENTITY:

Name of Entity Stockholder

Signature of Stockholder

By:
Name of Individual Stockholder	Signature of Stockholder
Name:
Title:

[Stockholder Signature Page]

SCHEDULE A

STOCKHOLDERS

The list of Stockholders, including each of their respective names, addresses and the number of each class and/or series of Shares held thereby, is available for review at the office of the Company. As of the Effective Date, you may contact the Company’s Customer Experience Manager for this list, as follows:

Alexis Bulloch

Customer Experience Manager

BOXABL Inc.

5345 East North Belt Road

North Las Vegas NV 89115 USA

Telephone:

Email:

Schedule A

EXHIBIT A

FORM OF JOINDER AGREEMENT

The undersigned hereby agrees, effective as of ____________, 20___ to become a party to and be bound by that certain Fifth Amended and Restated Stockholders Agreement (as it may be amended or restated hereafter and from time to time, the “Agreement”) dated as of _______, 2024, by and among BOXABL INC., a Nevada corporation (the “Company”), and the other parties named therein and party thereto, and for all purposes of the Agreement, the undersigned shall be included as a “Stockholder” (as defined in the Agreement). The address to which notices may be sent to the undersigned is as follows:

Address for notices:

Signature

Print Name

EXHIBIT B

FORM OF SPOUSAL CONSENT

The undersigned is the spouse or domestic partner of or a party to a civil union with _____________________, a stockholder (the “Stockholder”) of BOXABL INC., a Nevada corporation (the “Company”), and acknowledges that the undersigned has received a copy of the Fifth Amended and Restated Stockholders Agreement of the Company dated as of _______, 2024 (as it may be amended or restated hereafter and from time to time, the “Agreement”) to which the Stockholder is a party. Initially capitalized terms used but not defined in this Spousal Consent have the respective meanings given to them in the Agreement.

In consideration of the Company’s issuance of Shares to the Stockholder and as an inducement thereto, the undersigned hereby expressly approves of and agrees to be bound by the provisions of the Agreement in its entirety, including, but not limited to, all provisions relating to the sale, purchase, redemption and other Transfer of Shares and the restrictions on the Transfer thereof, including to the extent the undersigned may have any community property or similar interest in the Shares.

The undersigned is aware that, pursuant to the provisions of the Agreement, the Stockholder may agree to sell or transfer any or all of the Shares in the Company in which the undersigned has a direct or beneficial interest, including any community property or similar interest, in accordance with the terms and provisions of the Agreement. The undersigned waives any right to prior notice of any sale, transfer or other disposition of such Shares and agrees to sign any forms of consent or agreement reflecting the undersigned’s consent and agreement to be bound thereby and hereby.

For so long as the Agreement remains in effect or applicable to the Stockholder, the undersigned agrees that, in the event of the dissolution of the Marital Relationship between the undersigned and the Stockholder or other legal division of marital property, the undersigned will transfer and sell to the Stockholder any and all right, title or interest that he, she or they may have in the Shares, and further agrees that a court may award the Shares in their entirety to the Stockholder as part of any such legal division of property. This agreement is not intended as a waiver of any community property or other ownership interest that the undersigned may have in the Shares, but as an agreement to accept other property or assets of substantially equivalent value as part of any marital property settlement agreement or other legal division of marital property upon any dissolution of such Marital Relationship.

If the undersigned predeceases the Stockholder when the Stockholder directly or indirectly owns or controls any Shares, the undersigned agrees not to devise or bequeath whatever community property interest or quasi-community property interest the undersigned may have in such Shares in contravention of the intent and express provisions of the Agreement.

This Spousal Consent may be attached to and made a part of the Agreement and may be relied upon by the Company and the other stockholders of the Company.

DATED this ____ day of ______________, 20___.

Signature

Print Name

Important Notice of Availability of Information Statement

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BOXABL, INC.

You are receiving this communication because you hold securities in the company listed above. They have released informational materials that are now available for your review:

●	BOXABL Inc. Schedule 14C Information Statement;
●	BOXABL Inc. Nominating and Corporate Governance Committee Charter (Appendix A thereto);
●	BOXABL Inc. Compensation Committee Charter (Appendix B thereto);
●	BOXABL Inc. Audit Committee Charter (Appendix C thereto);
●	BOXABL Inc. Insider Trading Policy (Appendix D thereto);
●	BOXABL Inc. Form of Sixth Amended and Restated Articles of Incorporation (Appendix E thereto);
●	BOXABL Inc. Form of Amended 2021 Stock Incentive Plan (Appendix F thereto); and
●	BOXABL Inc. Form of Fifth Amended and Restated Stockholders Agreement (Appendix G thereto).

This notice provides instructions on how to access BOXABL Inc. materials for informational purposes only.

You may view the materials online at www.BOXABL.com/ sec-info-statements /.

You may easily request a paper or e-mail copy (see below).

SEE BELOW FOR INSTRUCTIONS ON HOW TO ACCESS MATERIALS.

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How to View Online: Visit: www.BOXABL.com/sec-info-statements/

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.BOXABL.com/ sec -info-statements/
2)	BY TELEPHONE:	1 (702) 500-9000
3)	BY E-MAIL:	invest@BOXABL.com

In order to receive paper or e-mail copies in a timely manner, please submit requests prior to [DATE], 2024. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

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THIS NOTICE WILL ENABLE YOU TO ACCESS INFORMATION STATEMENT MATERIALS FOR INFORMATIONAL PURPOSES ONLY

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The purpose of the Information Statement is to inform you that:

(1) Each of the current members of the Board of Directors (the “Board’) of BOXABL Inc. (the “Company”) were re-elected by Paolo Tiramani, Galiano Tiramani, the Paolo the Paolo Tiramani 2020 Family Gift Trust, and the Galiano Tiramani 2020 Family Gift Trust, who together own more than 60% of the Company’s voting power (the “Consenting Stockholders”), on May 1, 2024, by written consent.

Additionally, on August 12, 2024, the Consenting Stockholders voted by written consent to approve:

(2) Approve the appointment of a new independent public accounting firm to audit the Company’s financial statements for the fiscal year ended December 31, 2024;

(3) Amend and restate the Company’s Articles of Incorporation (the “Sixth Amended and Restated Articles of Incorporation” or “6th A&R Articles”) to authorize additional shares of Common Stock and Preferred Stock, $0.00001 par value (the “Preferred Stock” and together with the Common Stock, the “Capital Stock”) such that the Company will have 32,200,000,000 shares of Capital Stock comprised of:

(a) 17,800,000,000 shares of Common Stock, par value $0.00001;

(b) 14,400,000,000 shares of Preferred Stock, par value $0.00001; and

to amend certain other provisions, including pertaining to the liability of officers and the advancement of expenses incurred by directors and officers in defending a civil or criminal action, suit or proceeding;

(4) Amend the 2021 Stock Incentive Plan (the “Amended 2021 Stock Incentive Plan” or the “Plan”) for the purpose of adding 550,000,000 shares of Common Stock available to be issued under the Plan in the form of certain award agreements, and to amend certain other provisions as explained in Item 4; and

(5) Amend the Fourth Amended and Restated Stockholders Agreement (the “4th A&R Stockholders Agreement”) to remove provisions requiring supermajority stockholder approval prior to engaging in certain actions and to allow termination of the Stockholders Agreement with supermajority stockholder approval (all of the foregoing items, together, the “Corporate Actions”).

The Consenting Stockholders signed a written consent for the election of directors on May 1, 2024 (the “Election of Directors Record Date”). With respect to the Corporate Actions, the Consenting Stockholders signed a written consent (together with the written consent signed on May 1, 2024, the “Written Consents”) on August 12, 2024 (the “Corporate Actions Record Date,” and together with the Election of Directors Record Date, the “Record Dates”). As of the close of business on each of the Record Dates, the Company had 3,000,000,000 issued and outstanding shares of Common Stock, excluding any shares that may be issued under currently issued and outstanding options, restricted stock units, warrants, or under the Amended and Restated Stock Incentive Plan. As of each Record Date, the Consenting Stockholders beneficially owned approximately 99.77% of the Company’s Common Stock.

The Written Consents constitute the only Stockholder approval required to elect the members of the Board and to approve the Corporate Actions described above. The Board is not soliciting your proxy or consent in connection with the election of directors or the above corporate actions, and no proxies or other consents have been or will be requested from any other Stockholders.

In accordance with Rule 14c-2 of the Exchange Act, the election of directors and Corporate Actions described herein will become effective no earlier than the 40th calendar date after the Notice of Internet Availability of Information Statement is first made available to holders of our Common Stock on [DATE], 2024. The Notice of Internet Availability of Information Statement is being distributed and made available on or about [DATE], 2024, to shareholders of record as of May 1, 2024, the record date for the election of directors, and August 12, 2024, the record date for Corporate Actions.

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, you are receiving this notice that the Information Statement is available on the Internet. This communication provides only a brief overview of the more complete Information Statement. We encourage you to access and review all of the important information contained in the Information Statement.

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